FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Prudential Government Money Market Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$349,363,076	$298,257,740	$162,375,399	$86,513,048	$62,477,458
Net Assets	$349,363,076	$298,257,740	$162,375,399	$86,513,048	$62,477,458

NET ASSETS, representing:
Accumulation units	$349,363,076	$298,257,740	$162,375,399	$86,513,048	$62,477,458
	$349,363,076	$298,257,740	$162,375,399	$86,513,048	$62,477,458

Units outstanding	111,728,140	57,023,226	29,184,640	3,570,259	3,071,331

Portfolio shares held	34,936,308	18,900,997	1,992,336	2,300,267	1,785,580
Portfolio net asset value per share	$10.00	$15.78	$81.50	$37.61	$34.99
Investment in portfolio shares, at cost	$349,363,076	$245,764,580	$69,078,120	$68,908,126	$49,550,619

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Government Money Market Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$614,418	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	872,099	973,053	309,670	186,687	131,119
NET INVESTMENT INCOME (LOSS)	(257,681)	(973,053)	(309,670)	(186,687)	(131,119)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	2,609,556	4,146,950	1,663,080	729,180
Net change in unrealized appreciation (depreciation) on investments	—	18,344,354	32,794,218	5,895,079	5,109,082
NET GAIN (LOSS) ON INVESTMENTS	—	20,953,910	36,941,168	7,558,159	5,838,262

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(257,681)	$19,980,857	$36,631,498	$7,371,472	$5,707,143

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$104,186,000	$94,004,458	$15,934,468	$1,016,539,172	$67,125,059
Net Assets	$104,186,000	$94,004,458	$15,934,468	$1,016,539,172	$67,125,059

NET ASSETS, representing:
Accumulation units	$104,186,000	$94,004,458	$15,934,468	$1,016,539,172	$67,125,059
	$104,186,000	$94,004,458	$15,934,468	$1,016,539,172	$67,125,059

Units outstanding	6,724,626	17,414,161	2,510,677	133,625,227	13,917,866

Portfolio shares held	2,794,689	15,211,077	583,039	11,596,386	1,396,693
Portfolio net asset value per share	$37.28	$6.18	$27.33	$87.66	$48.06
Investment in portfolio shares, at cost	$62,635,445	$79,719,171	$15,941,938	$596,800,391	$40,708,002

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	210,179	177,218	11,611	2,687,563	137,923
NET INVESTMENT INCOME (LOSS)	(210,179)	(177,218)	(11,611)	(2,687,563)	(137,923)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,947,483	478,664	(256,955)	33,664,301	1,209,198
Net change in unrealized appreciation (depreciation) on investments	2,369,254	5,807,103	2,225,271	119,559,447	7,881,442
NET GAIN (LOSS) ON INVESTMENTS	4,316,737	6,285,767	1,968,316	153,223,748	9,090,640

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$4,106,558	$6,108,549	$1,956,705	$150,536,185	$8,952,717

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
ASSETS
Investment in the portfolios, at fair value	$81,369,580	$321,969,285	$51,426,051	$39,548,840	$3,797,455
Net Assets	$81,369,580	$321,969,285	$51,426,051	$39,548,840	$3,797,455

NET ASSETS, representing:
Accumulation units	$81,369,580	$321,969,285	$51,426,051	$39,548,840	$3,797,455
	$81,369,580	$321,969,285	$51,426,051	$39,548,840	$3,797,455

Units outstanding	17,434,234	39,930,435	3,402,616	17,036,829	1,393,696

Portfolio shares held	5,607,828	2,525,447	1,076,760	2,315,506	76,949
Portfolio net asset value per share	$14.51	$127.49	$47.76	$17.08	$49.35
Investment in portfolio shares, at cost	$69,944,582	$116,399,862	$25,675,446	$35,013,495	$2,384,278

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$200,237	$17,853

EXPENSES
Charges for mortality and expense risk	489,469	594,091	172,784	198,492	28,436
NET INVESTMENT INCOME (LOSS)	(489,469)	(594,091)	(172,784)	1,745	(10,583)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	1,557,397	265,971
Net realized gain (loss) on shares redeemed	637,994	15,133,228	2,474,884	358,809	153,013
Net change in unrealized appreciation (depreciation) on investments	5,031,274	96,910,766	2,832,946	3,105,201	551,982
NET GAIN (LOSS) ON INVESTMENTS	5,669,268	112,043,994	5,307,830	5,021,407	970,966

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,179,799	$111,449,903	$5,135,046	$5,023,152	$960,383

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	American Century VP Disciplined Core Value Fund (Class I)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
ASSETS
Investment in the portfolios, at fair value	$8,689,404	$5,384,940	$3,241,524	$425,432	$4,908,578
Net Assets	$8,689,404	$5,384,940	$3,241,524	$425,432	$4,908,578

NET ASSETS, representing:
Accumulation units	$8,689,404	$5,384,940	$3,241,524	$425,432	$4,908,578
	$8,689,404	$5,384,940	$3,241,524	$425,432	$4,908,578

Units outstanding	2,148,289	1,261,075	987,810	131,486	1,284,521

Portfolio shares held	117,727	482,090	140,265	41,384	246,291
Portfolio net asset value per share	$73.81	$11.17	$23.11	$10.28	$19.93
Investment in portfolio shares, at cost	$5,312,807	$3,950,737	$2,553,864	$337,241	$4,624,674

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	American Century VP Disciplined Core Value Fund (Class I)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$119,084	$—	$18,631	$30,991

EXPENSES
Charges for mortality and expense risk	35,354	33,934	21,252	1,575	7,835
NET INVESTMENT INCOME (LOSS)	(35,354)	85,150	(21,252)	17,056	23,156

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	482,380	143,349	341,787	47,665	—
Net realized gain (loss) on shares redeemed	443,826	160,574	(4,575)	86,038	(251,347)
Net change in unrealized appreciation (depreciation) on investments	1,307,125	(546,539)	824,814	(60,506)	659,391
NET GAIN (LOSS) ON INVESTMENTS	2,233,331	(242,616)	1,162,026	73,197	408,044

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,197,977	$(157,466)	$1,140,774	$90,253	$431,200

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	Prudential SP Small Cap Value Portfolio (Class I)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	Invesco V.I. Managed Volatility Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$1,536,278	$138,800,074	$30,375,762	$287,873	$51,341
Net Assets	$1,536,278	$138,800,074	$30,375,762	$287,873	$51,341

NET ASSETS, representing:
Accumulation units	$1,536,278	$138,800,074	$30,375,762	$287,873	$51,341
	$1,536,278	$138,800,074	$30,375,762	$287,873	$51,341

Units outstanding	988,997	23,601,637	1,058,412	67,825	24,187

Portfolio shares held	30,936	4,889,048	609,588	21,308	4,396
Portfolio net asset value per share	$49.66	$28.39	$49.83	$13.51	$11.68
Investment in portfolio shares, at cost	$1,130,329	$91,864,706	$16,516,589	$266,317	$58,621

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	Prudential SP Small Cap Value Portfolio (Class I)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	Invesco V.I. Managed Volatility Fund (Series I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$4,365	$—	$—	$547	$1,026

EXPENSES
Charges for mortality and expense risk	2,218	232,412	32,659	464	93
NET INVESTMENT INCOME (LOSS)	2,147	(232,412)	(32,659)	83	933

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	3,402	1,113
Net realized gain (loss) on shares redeemed	67,703	1,443,817	776,305	(766)	(123)
Net change in unrealized appreciation (depreciation) on investments	402,669	5,849,520	6,234,467	20,609	(2,573)
NET GAIN (LOSS) ON INVESTMENTS	470,372	7,293,337	7,010,772	23,245	(1,583)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$472,519	$7,060,925	$6,978,113	$23,328	$(650)
The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Invesco V.I. Technology Fund (Series I)	Janus Henderson VIT Enterprise Portfolio (Service Shares)	Janus Henderson VIT Balanced Portfolio (Service Shares)	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series II)	Janus Henderson VIT Research Portfolio (Service Shares)
ASSETS
Investment in the portfolios, at fair value	$530,567	$1,203,296	$770,074	$52,591	$7,505,512
Net Assets	$530,567	$1,203,296	$770,074	$52,591	$7,505,512

NET ASSETS, representing:
Accumulation units	$530,567	$1,203,296	$770,074	$52,591	$7,505,512
	$530,567	$1,203,296	$770,074	$52,591	$7,505,512

Units outstanding	369,715	366,483	192,480	20,916	1,855,995

Portfolio shares held	14,516	13,758	16,704	536	157,085
Portfolio net asset value per share	$36.55	$87.46	$46.10	$98.05	$47.78
Investment in portfolio shares, at cost	$273,618	$930,912	$718,460	$30,572	$4,639,967

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Invesco V.I. Technology Fund (Series I)	Janus Henderson VIT Enterprise Portfolio (Service Shares)	Janus Henderson VIT Balanced Portfolio (Service Shares)	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series II)	Janus Henderson VIT Research Portfolio (Service Shares)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$503	$13,687	$—	$22,668

EXPENSES
Charges for mortality and expense risk	846	2,260	1,513	87	16,007
NET INVESTMENT INCOME (LOSS)	(846)	(1,757)	12,174	(87)	6,661

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	40,064	85,379	5,817	3,783	531,246
Net realized gain (loss) on shares redeemed	3,569	73,699	242,189	1,406	244,710
Net change in unrealized appreciation (depreciation) on investments	124,097	44,411	(187,372)	10,150	1,107,747
NET GAIN (LOSS) ON INVESTMENTS	167,730	203,489	60,634	15,339	1,883,703

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$166,884	$201,732	$72,808	$15,252	$1,890,364
The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Janus Henderson VIT Overseas Portfolio (Service Shares)	Prudential SP International Growth Portfolio (Class I)	M Large Cap Growth Fund	M Capital Appreciation Fund
ASSETS
Investment in the portfolios, at fair value	$200,435,508	$9,688,432	$45,520,621	$4,457,537	$2,350,775
Net Assets	$200,435,508	$9,688,432	$45,520,621	$4,457,537	$2,350,775

NET ASSETS, representing:
Accumulation units	$200,435,508	$9,688,432	$45,520,621	$4,457,537	$2,350,775
	$200,435,508	$9,688,432	$45,520,621	$4,457,537	$2,350,775

Units outstanding	24,451,378	1,439,879	11,211,509	91,983	66,838

Portfolio shares held	7,241,167	264,856	3,712,938	133,140	81,709
Portfolio net asset value per share	$27.68	$36.58	$12.26	$33.48	$28.77
Investment in portfolio shares, at cost	$81,015,235	$8,326,840	$24,541,824	$3,308,929	$2,067,642

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Janus Henderson VIT Overseas Portfolio (Service Shares)	Prudential SP International Growth Portfolio (Class I)	M Large Cap Growth Fund	M Capital Appreciation Fund
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$96,319	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	338,401	8,979	63,860	1,760	1,173
NET INVESTMENT INCOME (LOSS)	(338,401)	87,340	(63,860)	(1,760)	(1,173)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	500,742	45,731
Net realized gain (loss) on shares redeemed	8,565,907	(5,948)	1,248,185	332,875	(14,665)
Net change in unrealized appreciation (depreciation) on investments	54,835,187	1,295,260	9,715,932	202,233	354,208
NET GAIN (LOSS) ON INVESTMENTS	63,401,094	1,289,312	10,964,117	1,035,850	385,274

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$63,062,693	$1,376,652	$10,900,257	$1,034,090	$384,101

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	M International Equity Fund	M Large Cap Value Fund	ProFund VP Asia 30	ProFund VP Basic Materials	ProFund VP Bear
ASSETS
Investment in the portfolios, at fair value	$2,704,905	$2,760,603	$4,686	$1,111	$59
Net Assets	$2,704,905	$2,760,603	$4,686	$1,111	$59

NET ASSETS, representing:
Accumulation units	$2,704,905	$2,760,603	$4,686	$1,111	$59
	$2,704,905	$2,760,603	$4,686	$1,111	$59

Units outstanding	145,809	113,524	851	316	614

Portfolio shares held	202,919	229,667	62	16	3
Portfolio net asset value per share	$13.33	$12.02	$75.87	$69.36	$19.59
Investment in portfolio shares, at cost	$2,458,882	$2,813,365	$3,465	$879	$62

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	M International Equity Fund	M Large Cap Value Fund	ProFund VP Asia 30	ProFund VP Basic Materials	ProFund VP Bear
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$38,910	$49,585	$40	$6	$—

EXPENSES
Charges for mortality and expense risk	1,189	1,253	9	3	34
NET INVESTMENT INCOME (LOSS)	37,721	48,332	31	3	(34)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	26,244	362	75	—
Net realized gain (loss) on shares redeemed	(9,908)	1,484	7	2	(492)
Net change in unrealized appreciation (depreciation) on investments	202,629	(120,237)	817	74	(3)
NET GAIN (LOSS) ON INVESTMENTS	192,721	(92,509)	1,186	151	(495)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$230,442	$(44,177)	$1,217	$154	$(529)
The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Biotechnology	ProFund VP UltraBull	ProFund VP Consumer Services	ProFund VP Oil & Gas	ProFund VP Europe 30
ASSETS
Investment in the portfolios, at fair value	$3,331	$316,112	$2,571	$237	$12,029
Net Assets	$3,331	$316,112	$2,571	$237	$12,029

NET ASSETS, representing:
Accumulation units	$3,331	$316,112	$2,571	$237	$12,029
	$3,331	$316,112	$2,571	$237	$12,029

Units outstanding	422	39,115	467	142	5,790

Portfolio shares held	41	10,767	34	13	579
Portfolio net asset value per share	$82.13	$29.36	$76.15	$18.78	$20.76
Investment in portfolio shares, at cost	$2,445	$316,110	$2,310	$591	$12,827

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Biotechnology	ProFund VP UltraBull	ProFund VP Consumer Services	ProFund VP Oil & Gas	ProFund VP Europe 30
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$1	$—	$—	$6	$293

EXPENSES
Charges for mortality and expense risk	8	274	6	—	27
NET INVESTMENT INCOME (LOSS)	(7)	(274)	(6)	6	266

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	214	—	744	3	—
Net realized gain (loss) on shares redeemed	96	(63,350)	73	(28)	(35)
Net change in unrealized appreciation (depreciation) on investments	145	2	(229)	(115)	(1,381)
NET GAIN (LOSS) ON INVESTMENTS	455	(63,348)	588	(140)	(1,416)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$448	$(63,622)	$582	$(134)	$(1,150)
The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP Health Care	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
ASSETS
Investment in the portfolios, at fair value	$1,267	$3,798	$7,088	$2,960	$2,435
Net Assets	$1,267	$3,798	$7,088	$2,960	$2,435

NET ASSETS, representing:
Accumulation units	$1,267	$3,798	$7,088	$2,960	$2,435
	$1,267	$3,798	$7,088	$2,960	$2,435

Units outstanding	624	786	2,424	580	576

Portfolio shares held	30	50	111	62	62
Portfolio net asset value per share	$41.61	$75.46	$63.65	$47.68	$39.36
Investment in portfolio shares, at cost	$985	$3,076	$5,314	$2,686	$2,448

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP Health Care	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$8	$—	$17	$—	$8

EXPENSES
Charges for mortality and expense risk	3	9	14	6	5
NET INVESTMENT INCOME (LOSS)	5	(9)	3	(6)	3

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	83	445	—	218	167
Net realized gain (loss) on shares redeemed	5	85	12	(4)	(9)
Net change in unrealized appreciation (depreciation) on investments	(114)	(52)	950	293	(102)
NET GAIN (LOSS) ON INVESTMENTS	(26)	478	962	507	56

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(21)	$469	$965	$501	$59
The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Government Money Market	ProFund VP NASDAQ-100	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate
ASSETS
Investment in the portfolios, at fair value	$1,017,041	$35,676	$1,239	$781	$2,566
Net Assets	$1,017,041	$35,676	$1,239	$781	$2,566

NET ASSETS, representing:
Accumulation units	$1,017,041	$35,676	$1,239	$781	$2,566
	$1,017,041	$35,676	$1,239	$781	$2,566

Units outstanding	954,269	3,557	486	486	775

Portfolio shares held	1,017,041	504	32	25	44
Portfolio net asset value per share	$1.00	$70.73	$38.54	$30.89	$58.15
Investment in portfolio shares, at cost	$1,017,041	$16,604	$1,155	$1,080	$2,835

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Government Money Market	ProFund VP NASDAQ-100	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$736	$—	$1	$2	$42

EXPENSES
Charges for mortality and expense risk	4,134	73	3	2	7
NET INVESTMENT INCOME (LOSS)	(3,398)	(73)	(2)	—	35

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	2,092	—	—	74
Net realized gain (loss) on shares redeemed	—	939	(2)	(30)	(28)
Net change in unrealized appreciation (depreciation) on investments	—	8,321	138	189	(287)
NET GAIN (LOSS) ON INVESTMENTS	—	11,352	136	159	(241)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(3,398)	$11,279	$134	$159	$(206)
The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap	ProFund VP Small-Cap Growth	ProFund VP Technology
ASSETS
Investment in the portfolios, at fair value	$143	$—	$8,824	$22,570	$2,532
Net Assets	$143	$—	$8,824	$22,570	$2,532

NET ASSETS, representing:
Accumulation units	$143	$—	$8,824	$22,570	$2,532
	$143	$—	$8,824	$22,570	$2,532

Units outstanding	4,457	—	1,976	3,975	293

Portfolio shares held	8	—	222	617	34
Portfolio net asset value per share	$18.22	$27.61	$39.82	$36.56	$75.35
Investment in portfolio shares, at cost	$151	$—	$7,236	$21,497	$1,157

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap	ProFund VP Small-Cap Growth	ProFund VP Technology
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$4	$—	$—

EXPENSES
Charges for mortality and expense risk	34	—	18	43	5
NET INVESTMENT INCOME (LOSS)	(34)	—	(14)	(43)	(5)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	279	2,434	210
Net realized gain (loss) on shares redeemed	(5,681)	—	(33)	(30)	26
Net change in unrealized appreciation (depreciation) on investments	(8)	—	956	1,018	543
NET GAIN (LOSS) ON INVESTMENTS	(5,689)	—	1,202	3,422	779

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(5,723)	$—	$1,188	$3,379	$774
The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Telecommu-nications	ProFund VP U.S. Government Plus	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap
ASSETS
Investment in the portfolios, at fair value	$937	$16,651	$—	$779,742	$—
Net Assets	$937	$16,651	$—	$779,742	$—

NET ASSETS, representing:
Accumulation units	$937	$16,651	$—	$779,742	$—
	$937	$16,651	$—	$779,742	$—

Units outstanding	467	5,562	—	18,331	—

Portfolio shares held	29	545	—	8,396	—
Portfolio net asset value per share	$32.25	$30.55	$50.42	$92.87	$23.21
Investment in portfolio shares, at cost	$968	$13,069	$—	$779,739	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Telecommu-nications	ProFund VP U.S. Government Plus	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$8	$7	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	3	42	21	219	67
NET INVESTMENT INCOME (LOSS)	5	(35)	(21)	(219)	(67)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	1,205	—	—	—
Net realized gain (loss) on shares redeemed	(3)	70	(23,006)	58,175	13,789
Net change in unrealized appreciation (depreciation) on investments	24	1,478	—	3	—
NET GAIN (LOSS) ON INVESTMENTS	21	2,753	(23,006)	58,178	13,789

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$26	$2,718	$(23,027)	$57,959	$13,722

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Bull	ProFund VP Utilities	AST T. Rowe Price Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
ASSETS
Investment in the portfolios, at fair value	$26,666	$1,210	$234,164,789	$15,240,256	$17,326,793
Net Assets	$26,666	$1,210	$234,164,789	$15,240,256	$17,326,793

NET ASSETS, representing:
Accumulation units	$26,666	$1,210	$234,164,789	$15,240,256	$17,326,793
	$26,666	$1,210	$234,164,789	$15,240,256	$17,326,793

Units outstanding	6,582	264	6,489,982	513,151	750,224

Portfolio shares held	449	32	3,629,336	1,084,716	748,458
Portfolio net asset value per share	$59.38	$37.37	$64.52	$14.05	$23.15
Investment in portfolio shares, at cost	$23,608	$1,311	$127,574,811	$10,330,348	$13,083,073

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Bull	ProFund VP Utilities	AST T. Rowe Price Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$21	$18	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	245	3	356,916	14,276	26,386
NET INVESTMENT INCOME (LOSS)	(224)	15	(356,916)	(14,276)	(26,386)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1,142	256	—	—	—
Net realized gain (loss) on shares redeemed	(4,383)	1	4,514,946	281,791	235,759
Net change in unrealized appreciation (depreciation) on investments	(4,612)	(304)	55,516,688	(640,482)	1,481,471
NET GAIN (LOSS) ON INVESTMENTS	(7,853)	(47)	60,031,634	(358,691)	1,717,230

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(8,077)	$(32)	$59,674,718	$(372,967)	$1,690,844
The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$31,293,163	$12,760,602	$67,277,067	$60,994,479	$48,399,611
Net Assets	$31,293,163	$12,760,602	$67,277,067	$60,994,479	$48,399,611

NET ASSETS, representing:
Accumulation units	$31,293,163	$12,760,602	$67,277,067	$60,994,479	$48,399,611
	$31,293,163	$12,760,602	$67,277,067	$60,994,479	$48,399,611

Units outstanding	2,020,709	440,414	2,674,597	3,258,565	1,341,893

Portfolio shares held	1,780,043	436,708	4,249,973	1,838,845	575,775
Portfolio net asset value per share	$17.58	$29.22	$15.83	$33.17	$84.06
Investment in portfolio shares, at cost	$25,449,220	$8,507,188	$42,799,308	$40,374,396	$22,824,493

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	39,027	9,914	90,705	97,750	79,494
NET INVESTMENT INCOME (LOSS)	(39,027)	(9,914)	(90,705)	(97,750)	(79,494)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	180,879	115,890	950,982	715,825	1,697,959
Net change in unrealized appreciation (depreciation) on investments	1,697,751	246,712	15,433,280	1,096,793	9,469,231
NET GAIN (LOSS) ON INVESTMENTS	1,878,630	362,602	16,384,262	1,812,618	11,167,190

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,839,603	$352,688	$16,293,557	$1,714,868	$11,087,696
The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$90,946,760	$54,781,364	$27,591,442	$18,247,476	$64,097,961
Net Assets	$90,946,760	$54,781,364	$27,591,442	$18,247,476	$64,097,961

NET ASSETS, representing:
Accumulation units	$90,946,760	$54,781,364	$27,591,442	$18,247,476	$64,097,961
	$90,946,760	$54,781,364	$27,591,442	$18,247,476	$64,097,961

Units outstanding	3,106,548	1,168,884	2,378,920	1,161,078	3,188,789

Portfolio shares held	2,088,809	695,901	2,376,524	828,677	2,327,450
Portfolio net asset value per share	$43.54	$78.72	$11.61	$22.02	$27.54
Investment in portfolio shares, at cost	$61,917,889	$22,077,826	$26,620,264	$17,424,092	$46,926,012

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	130,436	81,381	43,859	15,242	94,071
NET INVESTMENT INCOME (LOSS)	(130,436)	(81,381)	(43,859)	(15,242)	(94,071)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,216,775	2,042,935	404,991	(154,495)	474,427
Net change in unrealized appreciation (depreciation) on investments	17,206,402	15,668,274	209,024	(29,286)	7,926,222
NET GAIN (LOSS) ON INVESTMENTS	18,423,177	17,711,209	614,015	(183,781)	8,400,649

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$18,292,741	$17,629,828	$570,156	$(199,023)	$8,306,578
The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)	American Century VP Mid Cap Value Fund (Class I)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)
ASSETS
Investment in the portfolios, at fair value	$48,750,120	$—	$5,329,845	$11,609,229	$5,334,184
Net Assets	$48,750,120	$—	$5,329,845	$11,609,229	$5,334,184

NET ASSETS, representing:
Accumulation units	$48,750,120	$—	$5,329,845	$11,609,229	$5,334,184
	$48,750,120	$—	$5,329,845	$11,609,229	$5,334,184

Units outstanding	3,155,012	—	250,365	364,986	202,216

Portfolio shares held	1,333,063	—	173,159	565,201	114,615
Portfolio net asset value per share	$36.57	$—	$30.78	$20.54	$46.54
Investment in portfolio shares, at cost	$38,205,858	$—	$4,431,175	$10,842,113	$4,519,246

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)	American Century VP Mid Cap Value Fund (Class I)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	11/13/2020**	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$13,055	$182,181	$19,858

EXPENSES
Charges for mortality and expense risk	64,142	20,330	6,678	8,488	4,352
NET INVESTMENT INCOME (LOSS)	(64,142)	(20,330)	6,377	173,693	15,506

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	143,617	—	26,604
Net realized gain (loss) on shares redeemed	384,646	(342,995)	41,063	(63,280)	40,251
Net change in unrealized appreciation (depreciation) on investments	5,789,353	(296,283)	676,018	82,938	666,446
NET GAIN (LOSS) ON INVESTMENTS	6,173,999	(639,278)	860,698	19,658	733,301

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$6,109,857	$(659,608)	$867,075	$193,351	$748,807

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)	MFS® Utilities Series (Initial Class)	AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$12,471,467	$28,192,568	$65,836,137	$70,544,710	$83,052,560
Net Assets	$12,471,467	$28,192,568	$65,836,137	$70,544,710	$83,052,560

NET ASSETS, representing:
Accumulation units	$12,471,467	$28,192,568	$65,836,137	$70,544,710	$83,052,560
	$12,471,467	$28,192,568	$65,836,137	$70,544,710	$83,052,560

Units outstanding	783,167	1,619,726	4,628,642	2,288,299	3,792,380

Portfolio shares held	628,602	797,978	4,143,243	1,870,716	4,469,998
Portfolio net asset value per share	$19.84	$35.33	$15.89	$37.71	$18.58
Investment in portfolio shares, at cost	$11,294,887	$24,731,605	$54,142,365	$54,581,050	$50,185,392

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)	MFS® Utilities Series (Initial Class)	AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$41,016	$590,865	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	17,880	38,594	135,590	131,438	115,276
NET INVESTMENT INCOME (LOSS)	23,136	552,271	(135,590)	(131,438)	(115,276)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	616,128	—	—	—
Net realized gain (loss) on shares redeemed	(80,839)	96,323	935,807	579,583	2,309,720
Net change in unrealized appreciation (depreciation) on investments	1,259,420	587,835	3,243,840	7,115,183	2,684,263
NET GAIN (LOSS) ON INVESTMENTS	1,178,581	1,300,286	4,179,647	7,694,766	4,993,983

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,201,717	$1,852,557	$4,044,057	$7,563,328	$4,878,707
The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio
ASSETS
Investment in the portfolios, at fair value	$267,274,287	$40,098,465	$14,459,821	$75,267,334	$22,805,873
Net Assets	$267,274,287	$40,098,465	$14,459,821	$75,267,334	$22,805,873

NET ASSETS, representing:
Accumulation units	$267,274,287	$40,098,465	$14,459,821	$75,267,334	$22,805,873
	$267,274,287	$40,098,465	$14,459,821	$75,267,334	$22,805,873

Units outstanding	11,063,984	2,032,600	547,366	2,612,868	722,078

Portfolio shares held	11,676,465	2,035,455	808,715	3,891,796	952,626
Portfolio net asset value per share	$22.89	$19.70	$17.88	$19.34	$23.94
Investment in portfolio shares, at cost	$176,984,422	$28,966,046	$11,277,227	$61,640,758	$17,137,501

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	423,326	77,426	29,348	153,280	45,689
NET INVESTMENT INCOME (LOSS)	(423,326)	(77,426)	(29,348)	(153,280)	(45,689)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,904,690	818,239	136,885	622,622	196,721
Net change in unrealized appreciation (depreciation) on investments	24,630,966	2,461,661	1,109,092	4,267,395	2,164,824
NET GAIN (LOSS) ON INVESTMENTS	28,535,656	3,279,900	1,245,977	4,890,017	2,361,545

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$28,112,330	$3,202,474	$1,216,629	$4,736,737	$2,315,856

The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST AllianzGI World Trends Portfolio	AST BlackRock Global Strategies Portfolio	TOPS® Aggressive Growth ETF Portfolio (Class 2)	TOPS® Balanced ETF Portfolio (Class 2)	TOPS® Conservative ETF Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$9,614,121	$225,644,342	$28,568,046	$25,963,915	$4,138,674
Net Assets	$9,614,121	$225,644,342	$28,568,046	$25,963,915	$4,138,674

NET ASSETS, representing:
Accumulation units	$9,614,121	$225,644,342	$28,568,046	$25,963,915	$4,138,674
	$9,614,121	$225,644,342	$28,568,046	$25,963,915	$4,138,674

Units outstanding	375,258	13,962,170	1,584,099	1,869,599	318,652

Portfolio shares held	527,958	13,792,441	1,729,301	1,955,114	323,587
Portfolio net asset value per share	$18.21	$16.36	$16.52	$13.28	$12.79
Investment in portfolio shares, at cost	$7,317,665	$159,345,989	$24,148,033	$23,299,733	$3,827,851

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST AllianzGI World Trends Portfolio	AST BlackRock Global Strategies Portfolio	TOPS® Aggressive Growth ETF Portfolio (Class 2)	TOPS® Balanced ETF Portfolio (Class 2)	TOPS® Conservative ETF Portfolio (Class 2)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$266,146	$305,031	$61,626

EXPENSES
Charges for mortality and expense risk	19,683	361,147	35,065	43,235	7,763
NET INVESTMENT INCOME (LOSS)	(19,683)	(361,147)	231,081	261,796	53,863

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	212,243	6,953	5,690
Net realized gain (loss) on shares redeemed	112,019	3,931,940	34,046	55,748	53,483
Net change in unrealized appreciation (depreciation) on investments	1,088,771	6,308,537	3,269,715	1,769,966	195,201
NET GAIN (LOSS) ON INVESTMENTS	1,200,790	10,240,477	3,516,004	1,832,667	254,374

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,181,107	$9,879,330	$3,747,085	$2,094,463	$308,237

The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	TOPS® Growth ETF Portfolio (Class 2)	TOPS® Moderate Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	TOPS® Managed Risk Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$40,858,509	$42,903,553	$7,304,783	$17,405,321	$15,309,257
Net Assets	$40,858,509	$42,903,553	$7,304,783	$17,405,321	$15,309,257

NET ASSETS, representing:
Accumulation units	$40,858,509	$42,903,553	$7,304,783	$17,405,321	$15,309,257
	$40,858,509	$42,903,553	$7,304,783	$17,405,321	$15,309,257

Units outstanding	2,357,801	2,683,177	485,685	1,102,932	962,159

Portfolio shares held	2,473,275	3,218,571	619,049	1,480,044	1,249,735
Portfolio net asset value per share	$16.52	$13.33	$11.80	$11.76	$12.25
Investment in portfolio shares, at cost	$35,318,394	$37,479,501	$7,019,048	$16,617,174	$14,423,539

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	TOPS® Growth ETF Portfolio (Class 2)	TOPS® Moderate Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	TOPS® Managed Risk Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$507,756	$509,661	$135,923	$326,313	$271,614

EXPENSES
Charges for mortality and expense risk	54,616	63,077	13,806	34,833	28,268
NET INVESTMENT INCOME (LOSS)	453,140	446,584	122,117	291,480	243,346

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	187,336	65,027	83,466	—	102,263
Net realized gain (loss) on shares redeemed	25,228	13,937	(11,954)	(53,847)	(47,401)
Net change in unrealized appreciation (depreciation) on investments	4,091,459	3,707,498	183,566	723,499	596,870
NET GAIN (LOSS) ON INVESTMENTS	4,304,023	3,786,462	255,078	669,652	651,732

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$4,757,163	$4,233,046	$377,195	$961,132	$895,078
The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)	American Funds IS International Fund (Class 2)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
ASSETS
Investment in the portfolios, at fair value	$169,902,784	$145,848,027	$83,183,260	$65,742,402	$49,921,557
Net Assets	$169,902,784	$145,848,027	$83,183,260	$65,742,402	$49,921,557

NET ASSETS, representing:
Accumulation units	$169,902,784	$145,848,027	$83,183,260	$65,742,402	$49,921,557
	$169,902,784	$145,848,027	$83,183,260	$65,742,402	$49,921,557

Units outstanding	5,912,458	6,871,541	5,654,553	3,140,746	3,074,104

Portfolio shares held	1,425,718	2,668,277	3,533,698	1,406,856	1,338,738
Portfolio net asset value per share	$119.17	$54.66	$23.54	$46.73	$37.29
Investment in portfolio shares, at cost	$115,571,719	$128,664,940	$68,876,899	$49,457,906	$42,259,325

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)	American Funds IS International Fund (Class 2)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$351,790	$1,639,942	$437,542	$32,308	$146,889

EXPENSES
Charges for mortality and expense risk	244,110	240,960	136,709	108,316	74,658
NET INVESTMENT INCOME (LOSS)	107,680	1,398,982	300,833	(76,008)	72,231

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	2,465,880	2,676,241	—	227,132	—
Net realized gain (loss) on shares redeemed	604,218	340,413	128,642	248,369	96,206
Net change in unrealized appreciation (depreciation) on investments	48,388,922	13,137,148	11,130,433	13,366,349	8,141,578
NET GAIN (LOSS) ON INVESTMENTS	51,459,020	16,153,802	11,259,075	13,841,850	8,237,784

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$51,566,700	$17,552,784	$11,559,908	$13,765,842	$8,310,015
The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Franklin Income VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)
ASSETS
Investment in the portfolios, at fair value	$20,341,742	$4,256,734	$8,988,971	$2,932,607	$10,823,004
Net Assets	$20,341,742	$4,256,734	$8,988,971	$2,932,607	$10,823,004

NET ASSETS, representing:
Accumulation units	$20,341,742	$4,256,734	$8,988,971	$2,932,607	$10,823,004
	$20,341,742	$4,256,734	$8,988,971	$2,932,607	$10,823,004

Units outstanding	1,600,913	343,584	754,001	132,560	406,698

Portfolio shares held	1,352,509	256,584	804,742	57,672	631,816
Portfolio net asset value per share	$15.04	$16.59	$11.17	$50.85	$17.13
Investment in portfolio shares, at cost	$20,324,125	$5,001,130	$9,408,447	$2,650,526	$9,586,330

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Franklin Income VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$942,362	$110,157	$200,609	$18,092	$21,044

EXPENSES
Charges for mortality and expense risk	37,469	8,914	15,691	2,308	4,283
NET INVESTMENT INCOME (LOSS)	904,893	101,243	184,918	15,784	16,761

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	13,348	153,148	—	186,914	165,247
Net realized gain (loss) on shares redeemed	(54,034)	(138,979)	(91,589)	(2,568)	24,564
Net change in unrealized appreciation (depreciation) on investments	(387,730)	(442,252)	554,028	321,655	1,170,072
NET GAIN (LOSS) ON INVESTMENTS	(428,416)	(428,083)	462,439	506,001	1,359,883

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$476,477	$(326,840)	$647,357	$521,785	$1,376,644
The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Hartford Dividend and Growth HLS Fund (Class IB)	Hartford Growth Opportunities HLS Fund (Class IB)	MFS® Total Return Bond Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Growth and Income Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$8,896,996	$—	$58,673,998	$38,074,931	$28,159,022
Net Assets	$8,896,996	$—	$58,673,998	$38,074,931	$28,159,022

NET ASSETS, representing:
Accumulation units	$8,896,996	$—	$58,673,998	$38,074,931	$28,159,022
	$8,896,996	$—	$58,673,998	$38,074,931	$28,159,022

Units outstanding	418,559	—	4,664,940	2,351,584	1,808,389

Portfolio shares held	403,675	—	4,155,382	1,866,418	1,504,221
Portfolio net asset value per share	$22.04	$—	$14.12	$20.40	$18.72
Investment in portfolio shares, at cost	$8,784,375	$—	$55,709,439	$35,966,438	$29,511,229

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Hartford Dividend and Growth HLS Fund (Class IB)	Hartford Growth Opportunities HLS Fund (Class IB)	MFS® Total Return Bond Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Growth and Income Fund (Series I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	9/18/2020**	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$138,105	$—	$1,720,513	$478,091	$549,802

EXPENSES
Charges for mortality and expense risk	7,580	4,408	108,241	64,578	55,216
NET INVESTMENT INCOME (LOSS)	130,525	(4,408)	1,612,272	413,513	494,586

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	417,818	3,211,332	—	1,339,931	404,757
Net realized gain (loss) on shares redeemed	(127,689)	(1,298,321)	95,236	(30,443)	(285,444)
Net change in unrealized appreciation (depreciation) on investments	248,118	231,499	2,034,295	309,120	481,272
NET GAIN (LOSS) ON INVESTMENTS	538,247	2,144,510	2,129,531	1,618,608	600,585

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$668,772	$2,140,102	$3,741,803	$2,032,121	$1,095,171

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A24

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Index 500 Portfolio (Service Class 2)	American Funds IS Blue Chip Income and Growth Fund (Class 2)	AST Small-Cap Growth Opportunities Portfolio	AST International Value Portfolio	Calvert VP EAFE International Index Portfolio (Class F)
ASSETS
Investment in the portfolios, at fair value	$225,794,467	$30,848,044	$15,477,480	$58,572,671	$3,359,409
Net Assets	$225,794,467	$30,848,044	$15,477,480	$58,572,671	$3,359,409

NET ASSETS, representing:
Accumulation units	$225,794,467	$30,848,044	$15,477,480	$58,572,671	$3,359,409
	$225,794,467	$30,848,044	$15,477,480	$58,572,671	$3,359,409

Units outstanding	10,298,113	1,738,753	326,212	5,209,730	289,753

Portfolio shares held	615,697	2,180,074	474,478	2,746,023	35,891
Portfolio net asset value per share	$366.73	$14.15	$32.62	$21.33	$93.60
Investment in portfolio shares, at cost	$178,178,779	$28,574,468	$7,093,057	$52,049,227	$3,025,696

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Index 500 Portfolio (Service Class 2)	American Funds IS Blue Chip Income and Growth Fund (Class 2)	AST Small-Cap Growth Opportunities Portfolio	AST International Value Portfolio	Calvert VP EAFE International Index Portfolio (Class F)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$2,674,775	$455,120	$—	$—	$79,804

EXPENSES
Charges for mortality and expense risk	377,881	58,720	11,644	90,764	4,540
NET INVESTMENT INCOME (LOSS)	2,296,894	396,400	(11,644)	(90,764)	75,264

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	399,803	281,865	—	—	—
Net realized gain (loss) on shares redeemed	916,375	(68,077)	510,351	(59,520)	6,070
Net change in unrealized appreciation (depreciation) on investments	29,468,824	2,204,705	3,593,265	1,073,256	287,075
NET GAIN (LOSS) ON INVESTMENTS	30,785,002	2,418,493	4,103,616	1,013,736	293,145

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$33,081,896	$2,814,893	$4,091,972	$922,972	$368,409

The accompanying notes are an integral part of these financial statements.
A25

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Calvert VP NASDAQ 100 Index Portfolio (Class F)	Calvert VP S&P MidCap 400 Index Portfolio (Class F)	AST Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$16,168,672	$8,544,673	$13,566,234
Net Assets	$16,168,672	$8,544,673	$13,566,234

NET ASSETS, representing:
Accumulation units	$16,168,672	$8,544,673	$13,566,234
	$16,168,672	$8,544,673	$13,566,234

Units outstanding	927,633	727,407	1,344,875

Portfolio shares held	133,791	70,611	1,101,155
Portfolio net asset value per share	$120.85	$121.01	$12.32
Investment in portfolio shares, at cost	$13,309,181	$7,401,673	$13,448,115

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Calvert VP NASDAQ 100 Index Portfolio (Class F)	Calvert VP S&P MidCap 400 Index Portfolio (Class F)	AST Global Bond Portfolio
	1/1/2020	1/1/2020	11/13/2020*
	to	to	to
	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$40,975	$69,013	$—

EXPENSES
Charges for mortality and expense risk	16,376	10,586	3,416
NET INVESTMENT INCOME (LOSS)	24,599	58,427	(3,416)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	318,475	202,529	—
Net realized gain (loss) on shares redeemed	87,656	(262)	319
Net change in unrealized appreciation (depreciation) on investments	2,623,954	1,084,310	118,119
NET GAIN (LOSS) ON INVESTMENTS	3,030,085	1,286,577	118,438

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,054,684	$1,345,004	$115,022

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A26

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Government Money Market Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(257,681)	$(973,053)	$(309,670)	$(186,687)	$(131,119)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	2,609,556	4,146,950	1,663,080	729,180
Net change in unrealized appreciation (depreciation) on investments	—	18,344,354	32,794,218	5,895,079	5,109,082
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(257,681)	19,980,857	36,631,498	7,371,472	5,707,143

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	958,290,323	18,776,270	9,141,688	9,385,146	4,698,743
Policy loans	(19,292,199)	(1,182,837)	(1,652,284)	(303,404)	(330,882)
Policy loan repayments and interest	2,677,925	1,093,670	1,205,661	91,773	118,809
Surrenders, withdrawals and death benefits	(22,246,649)	(16,302,429)	(3,654,478)	(636,815)	(834,282)
Net transfers between other subaccounts
or fixed rate option	(749,707,331)	76,952,178	6,458,570	14,670,323	18,143,598
Miscellaneous transactions	(42,151)	12,250	6,080	(3,702)	(5,366)
Other charges	(28,230,190)	(11,586,045)	(4,862,550)	(5,431,442)	(3,421,931)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	141,449,728	67,763,057	6,642,687	17,771,879	18,368,689

TOTAL INCREASE (DECREASE) IN NET ASSETS	141,192,047	87,743,914	43,274,185	25,143,351	24,075,832

NET ASSETS
Beginning of period	208,171,029	210,513,826	119,101,214	61,369,697	38,401,626
End of period	$349,363,076	$298,257,740	$162,375,399	$86,513,048	$62,477,458

Beginning units	93,849,920	45,749,450	29,364,414	3,032,271	2,419,635
Units issued	112,294,245	18,540,336	1,662,040	831,616	900,060
Units redeemed	(94,416,025)	(7,266,560)	(1,841,814)	(293,628)	(248,364)
Ending units	111,728,140	57,023,226	29,184,640	3,570,259	3,071,331
The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(210,179)	$(177,218)	$(11,611)	$(2,687,563)	$(137,923)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,947,483	478,664	(256,955)	33,664,301	1,209,198
Net change in unrealized appreciation (depreciation) on investments	2,369,254	5,807,103	2,225,271	119,559,447	7,881,442
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,106,558	6,108,549	1,956,705	150,536,185	8,952,717

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,056,292	8,407,949	1,952,360	54,583,403	4,720,785
Policy loans	(1,110,950)	(823,837)	(203,010)	(5,151,225)	(672,101)
Policy loan repayments and interest	923,629	552,981	102,218	2,560,617	451,712
Surrenders, withdrawals and death benefits	(2,717,352)	(1,712,234)	(315,855)	(10,961,944)	(918,510)
Net transfers between other subaccounts
or fixed rate option	7,748,142	9,838,088	361,604	77,421,005	9,730,338
Miscellaneous transactions	(7,644)	(121)	(2,785)	(14,840)	(4,042)
Other charges	(3,401,213)	(4,305,486)	(602,993)	(31,047,900)	(2,231,341)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	8,490,904	11,957,340	1,291,539	87,389,116	11,076,841

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,597,462	18,065,889	3,248,244	237,925,301	20,029,558

NET ASSETS
Beginning of period	91,588,538	75,938,569	12,686,224	778,613,871	47,095,501
End of period	$104,186,000	$94,004,458	$15,934,468	$1,016,539,172	$67,125,059

Beginning units	6,248,444	16,283,890	2,237,730	136,306,482	12,735,024
Units issued	1,164,766	2,372,935	472,599	14,389,855	2,095,383
Units redeemed	(688,584)	(1,242,664)	(199,652)	(17,071,110)	(912,541)
Ending units	6,724,626	17,414,161	2,510,677	133,625,227	13,917,866
The accompanying notes are an integral part of these financial statements.
A28

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(489,469)	$(594,091)	$(172,784)	$1,745	$(10,583)
Capital gains distributions received	—	—	—	1,557,397	265,971
Net realized gain (loss) on shares redeemed	637,994	15,133,228	2,474,884	358,809	153,013
Net change in unrealized appreciation (depreciation) on investments	5,031,274	96,910,766	2,832,946	3,105,201	551,982
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,179,799	111,449,903	5,135,046	5,023,152	960,383

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	15,006,297	2,372,704	430,126	77,472
Policy loans	(170,424)	(2,882,783)	(98,137)	(16,816)	(1,036)
Policy loan repayments and interest	129,571	1,487,640	54,856	56,567	12,418
Surrenders, withdrawals and death benefits	—	(6,648,773)	(305,078)	(459,680)	(183,451)
Net transfers between other subaccounts
or fixed rate option	(3,125,107)	21,407,733	(2,890,122)	(4,412,542)	(227,516)
Miscellaneous transactions	(25,141)	(400,919)	(14,622)	(17,184)	(561)
Other charges	(854,757)	(8,548,730)	(892,944)	(286,495)	(102,721)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(4,045,858)	19,420,465	(1,773,343)	(4,706,024)	(425,395)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,133,941	130,870,368	3,361,703	317,128	534,988

NET ASSETS
Beginning of period	80,235,639	191,098,917	48,064,348	39,231,712	3,262,467
End of period	$81,369,580	$321,969,285	$51,426,051	$39,548,840	$3,797,455

Beginning units	18,312,200	39,457,064	3,679,729	19,185,588	1,561,256
Units issued	108,141	4,224,903	158,127	718,441	42,947
Units redeemed	(986,107)	(3,751,532)	(435,240)	(2,867,200)	(210,507)
Ending units	17,434,234	39,930,435	3,402,616	17,036,829	1,393,696
The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	American Century VP Disciplined Core Value Fund (Class I)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(35,354)	$85,150	$(21,252)	$17,056	$23,156
Capital gains distributions received	482,380	143,349	341,787	47,665	—
Net realized gain (loss) on shares redeemed	443,826	160,574	(4,575)	86,038	(251,347)
Net change in unrealized appreciation (depreciation) on investments	1,307,125	(546,539)	824,814	(60,506)	659,391
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,197,977	(157,466)	1,140,774	90,253	431,200

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	326,988	64,429	39,538	6,497	486
Policy loans	(4,950)	(358)	(4,327)	—	—
Policy loan repayments and interest	3,304	25,547	37,905	—	—
Surrenders, withdrawals and death benefits	(316,879)	(36,590)	(83,564)	—	(7,054)
Net transfers between other subaccounts
or fixed rate option	260,110	(774,680)	21,610	(649,557)	605,725
Miscellaneous transactions	581	(12,005)	375	95	(67,081)
Other charges	(160,260)	(135,997)	(47,455)	(19,201)	(32,170)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	108,894	(869,654)	(35,918)	(662,166)	499,906

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,306,871	(1,027,120)	1,104,856	(571,913)	931,106

NET ASSETS
Beginning of period	6,382,533	6,412,060	2,136,668	997,345	3,977,472
End of period	$8,689,404	$5,384,940	$3,241,524	$425,432	$4,908,578

Beginning units	2,070,580	1,504,966	993,720	343,962	1,122,974
Units issued	408,206	85,126	119,747	191,297	709,137
Units redeemed	(330,497)	(329,017)	(125,657)	(403,773)	(547,590)
Ending units	2,148,289	1,261,075	987,810	131,486	1,284,521
The accompanying notes are an integral part of these financial statements.
A30

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	Prudential SP Small Cap Value Portfolio (Class I)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	Invesco V.I. Managed Volatility Fund (Series I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$2,147	$(232,412)	$(32,659)	$83	$933
Capital gains distributions received	—	—	—	3,402	1,113
Net realized gain (loss) on shares redeemed	67,703	1,443,817	776,305	(766)	(123)
Net change in unrealized appreciation (depreciation) on investments	402,669	5,849,520	6,234,467	20,609	(2,573)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	472,519	7,060,925	6,978,113	23,328	(650)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	177,150	11,078,415	3,019,730	6,146	2,310
Policy loans	—	(1,005,603)	(362,076)	—	—
Policy loan repayments and interest	—	762,915	110,441	—	—
Surrenders, withdrawals and death benefits	(268,748)	(2,488,349)	(610,401)	—	—
Net transfers between other subaccounts
or fixed rate option	533,654	19,256,059	1,937,554	—	—
Miscellaneous transactions	(584)	13,754	1,809	25	(2)
Other charges	(33,356)	(4,915,586)	(1,382,696)	(4,635)	(511)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	408,116	22,701,605	2,714,361	1,536	1,797

TOTAL INCREASE (DECREASE) IN NET ASSETS	880,635	29,762,530	9,692,474	24,864	1,147

NET ASSETS
Beginning of period	655,643	109,037,544	20,683,288	263,009	50,194
End of period	$1,536,278	$138,800,074	$30,375,762	$287,873	$51,341

Beginning units	505,021	21,310,716	897,840	67,150	23,247
Units issued	690,676	3,659,695	232,496	2,026	1,200
Units redeemed	(206,700)	(1,368,774)	(71,924)	(1,351)	(260)
Ending units	988,997	23,601,637	1,058,412	67,825	24,187

The accompanying notes are an integral part of these financial statements.
A31

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Invesco V.I. Technology Fund (Series I)	Janus Henderson VIT Enterprise Portfolio (Service Shares)	Janus Henderson VIT Balanced Portfolio (Service Shares)	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series II)	Janus Henderson VIT Research Portfolio (Service Shares)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(846)	$(1,757)	$12,174	$(87)	$6,661
Capital gains distributions received	40,064	85,379	5,817	3,783	531,246
Net realized gain (loss) on shares redeemed	3,569	73,699	242,189	1,406	244,710
Net change in unrealized appreciation (depreciation) on investments	124,097	44,411	(187,372)	10,150	1,107,747
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	166,884	201,732	72,808	15,252	1,890,364

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,069	17,282	—	—	207,073
Policy loans	—	—	—	—	(170,885)
Policy loan repayments and interest	—	—	—	—	101,700
Surrenders, withdrawals and death benefits	—	—	—	(488)	(306,309)
Net transfers between other subaccounts
or fixed rate option	—	(236,224)	(559,586)	—	(40,017)
Miscellaneous transactions	60	(2,601)	7,973	(12)	(10)
Other charges	(7,717)	(16,391)	(7,394)	(4,756)	(150,269)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	3,412	(237,934)	(559,007)	(5,256)	(358,717)

TOTAL INCREASE (DECREASE) IN NET ASSETS	170,296	(36,202)	(486,199)	9,996	1,531,647

NET ASSETS
Beginning of period	360,271	1,239,498	1,256,273	42,595	5,973,865
End of period	$530,567	$1,203,296	$770,074	$52,591	$7,505,512

Beginning units	366,084	449,035	357,347	23,711	1,953,565
Units issued	10,402	98,419	495,980	—	145,942
Units redeemed	(6,771)	(180,971)	(660,847)	(2,795)	(243,512)
Ending units	369,715	366,483	192,480	20,916	1,855,995
The accompanying notes are an integral part of these financial statements.
A32

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Janus Henderson VIT Overseas Portfolio (Service Shares)	Prudential SP International Growth Portfolio (Class I)	M Large Cap Growth Fund	M Capital Appreciation Fund
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(338,401)	$87,340	$(63,860)	$(1,760)	$(1,173)
Capital gains distributions received	—	—	—	500,742	45,731
Net realized gain (loss) on shares redeemed	8,565,907	(5,948)	1,248,185	332,875	(14,665)
Net change in unrealized appreciation (depreciation) on investments	54,835,187	1,295,260	9,715,932	202,233	354,208
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	63,062,693	1,376,652	10,900,257	1,034,090	384,101

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,602,348	898,660	2,451,597	238,858	188,810
Policy loans	(2,501,106)	(110,000)	(424,037)	(522)	(53)
Policy loan repayments and interest	1,124,237	26,291	264,718	469	90
Surrenders, withdrawals and death benefits	(4,003,938)	(292,438)	(1,112,535)	(4,400)	(1,944)
Net transfers between other subaccounts
or fixed rate option	4,429,345	(372,073)	310,057	(1,201,098)	104,791
Miscellaneous transactions	(235,290)	5,368	376	265	(25)
Other charges	(5,699,188)	(333,097)	(1,079,118)	(176,263)	(106,107)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	3,716,408	(177,289)	411,058	(1,142,691)	185,562

TOTAL INCREASE (DECREASE) IN NET ASSETS	66,779,101	1,199,363	11,311,315	(108,601)	569,663

NET ASSETS
Beginning of period	133,656,407	8,489,069	34,209,306	4,566,138	1,781,112
End of period	$200,435,508	$9,688,432	$45,520,621	$4,457,537	$2,350,775

Beginning units	24,999,587	1,454,755	11,167,123	122,125	57,676
Units issued	1,744,512	212,401	1,121,137	11,144	14,311
Units redeemed	(2,292,721)	(227,277)	(1,076,751)	(41,286)	(5,149)
Ending units	24,451,378	1,439,879	11,211,509	91,983	66,838
The accompanying notes are an integral part of these financial statements.
A33

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	M International Equity Fund	M Large Cap Value Fund	ProFund VP Asia 30	ProFund VP Basic Materials	ProFund VP Bear
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$37,721	$48,332	$31	$3	$(34)
Capital gains distributions received	—	26,244	362	75	—
Net realized gain (loss) on shares redeemed	(9,908)	1,484	7	2	(492)
Net change in unrealized appreciation (depreciation) on investments	202,629	(120,237)	817	74	(3)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	230,442	(44,177)	1,217	154	(529)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	188,847	209,730	216	75	—
Policy loans	(89)	—	—	—	—
Policy loan repayments and interest	157	—	—	—	—
Surrenders, withdrawals and death benefits	(6,054)	(3,524)	—	—	—
Net transfers between other subaccounts
or fixed rate option	(100,333)	(858,277)	—	—	(7,248)
Miscellaneous transactions	22	719	—	—	7,836
Other charges	(96,420)	(113,639)	(52)	(20)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(13,870)	(764,991)	164	55	588

TOTAL INCREASE (DECREASE) IN NET ASSETS	216,572	(809,168)	1,381	209	59

NET ASSETS
Beginning of period	2,488,333	3,569,771	3,305	902	—
End of period	$2,704,905	$2,760,603	$4,686	$1,111	$59

Beginning units	141,647	143,040	812	298	—
Units issued	21,892	22,389	52	25	19,172,577
Units redeemed	(17,730)	(51,905)	(13)	(7)	(19,171,963)
Ending units	145,809	113,524	851	316	614
The accompanying notes are an integral part of these financial statements.
A34

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Biotechnology	ProFund VP UltraBull	ProFund VP Consumer Services	ProFund VP Oil & Gas	ProFund VP Europe 30
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(7)	$(274)	$(6)	$6	$266
Capital gains distributions received	214	—	744	3	—
Net realized gain (loss) on shares redeemed	96	(63,350)	73	(28)	(35)
Net change in unrealized appreciation (depreciation) on investments	145	2	(229)	(115)	(1,381)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	448	(63,622)	582	(134)	(1,150)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	75	—	—	—	706
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	(135,355)	—	—	—
Miscellaneous transactions	—	5,404	—	—	—
Other charges	(387)	—	(488)	(20)	(236)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(312)	(129,951)	(488)	(20)	470

TOTAL INCREASE (DECREASE) IN NET ASSETS	136	(193,573)	94	(154)	(680)

NET ASSETS
Beginning of period	3,195	509,685	2,477	391	12,709
End of period	$3,331	$316,112	$2,571	$237	$12,029

Beginning units	466	75,385	577	153	5,538
Units issued	10	1,166,236	—	—	374
Units redeemed	(54)	(1,202,506)	(110)	(11)	(122)
Ending units	422	39,115	467	142	5,790
The accompanying notes are an integral part of these financial statements.
A35

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP Health Care	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$5	$(9)	$3	$(6)	$3
Capital gains distributions received	83	445	—	218	167
Net realized gain (loss) on shares redeemed	5	85	12	(4)	(9)
Net change in unrealized appreciation (depreciation) on investments	(114)	(52)	950	293	(102)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(21)	469	965	501	59

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	75	75	287	150	150
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	—
Miscellaneous transactions	—	—	—	—	—
Other charges	(26)	(473)	(124)	(54)	(44)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	49	(398)	163	96	106

TOTAL INCREASE (DECREASE) IN NET ASSETS	28	71	1,128	597	165

NET ASSETS
Beginning of period	1,239	3,727	5,960	2,363	2,270
End of period	$1,267	$3,798	$7,088	$2,960	$2,435

Beginning units	598	880	2,357	558	548
Units issued	41	18	119	35	41
Units redeemed	(15)	(112)	(52)	(13)	(13)
Ending units	624	786	2,424	580	576
The accompanying notes are an integral part of these financial statements.
A36

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Government Money Market	ProFund VP NASDAQ-100	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(3,398)	$(73)	$(2)	$—	$35
Capital gains distributions received	—	2,092	—	—	74
Net realized gain (loss) on shares redeemed	—	939	(2)	(30)	(28)
Net change in unrealized appreciation (depreciation) on investments	—	8,321	138	189	(287)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(3,398)	11,279	134	159	(206)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	225	357	75	—	—
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	169,622	—	—	—	—
Miscellaneous transactions	(703)	—	—	—	—
Other charges	(3,800)	(1,964)	(26)	(62)	(206)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	165,344	(1,607)	49	(62)	(206)

TOTAL INCREASE (DECREASE) IN NET ASSETS	161,946	9,672	183	97	(412)

NET ASSETS
Beginning of period	855,095	26,004	1,056	684	2,978
End of period	$1,017,041	$35,676	$1,239	$781	$2,566

Beginning units	800,343	3,765	465	526	841
Units issued	19,803,829	45	33	—	—
Units redeemed	(19,649,903)	(253)	(12)	(40)	(66)
Ending units	954,269	3,557	486	486	775
The accompanying notes are an integral part of these financial statements.
A37

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap	ProFund VP Small-Cap Growth	ProFund VP Technology
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(34)	$—	$(14)	$(43)	$(5)
Capital gains distributions received	—	—	279	2,434	210
Net realized gain (loss) on shares redeemed	(5,681)	—	(33)	(30)	26
Net change in unrealized appreciation (depreciation) on investments	(8)	—	956	1,018	543
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(5,723)	—	1,188	3,379	774

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	882	75
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	(2,511)	—	—	—	—
Miscellaneous transactions	8,377	—	—	—	—
Other charges	—	—	(560)	(202)	(47)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	5,866	—	(560)	680	28

TOTAL INCREASE (DECREASE) IN NET ASSETS	143	—	628	4,059	802

NET ASSETS
Beginning of period	—	—	8,196	18,511	1,730
End of period	$143	$—	$8,824	$22,570	$2,532

Beginning units	—	—	2,143	3,817	289
Units issued	56,874,407	—	—	203	11
Units redeemed	(56,869,950)	—	(167)	(45)	(7)
Ending units	4,457	—	1,976	3,975	293
The accompanying notes are an integral part of these financial statements.
A38

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Telecommu-nications	ProFund VP U.S. Government Plus	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$5	$(35)	$(21)	$(219)	$(67)
Capital gains distributions received	—	1,205	—	—	—
Net realized gain (loss) on shares redeemed	(3)	70	(23,006)	58,175	13,789
Net change in unrealized appreciation (depreciation) on investments	24	1,478	—	3	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	26	2,718	(23,027)	57,959	13,722

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	75	706	—	—	—
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	23,029	(42,444)	(17,102)
Miscellaneous transactions	—	—	(2)	(300)	3,380
Other charges	(19)	(197)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	56	509	23,027	(42,744)	(13,722)

TOTAL INCREASE (DECREASE) IN NET ASSETS	82	3,227	—	15,215	—

NET ASSETS
Beginning of period	855	13,424	—	764,527	—
End of period	$937	$16,651	$—	$779,742	$—

Beginning units	439	5,398	—	33,398	—
Units issued	40	227	92,573	201,977	149,549
Units redeemed	(12)	(63)	(92,573)	(217,044)	(149,549)
Ending units	467	5,562	—	18,331	—

The accompanying notes are an integral part of these financial statements.
A39

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Bull	ProFund VP Utilities	AST T. Rowe Price Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(224)	$15	$(356,916)	$(14,276)	$(26,386)
Capital gains distributions received	1,142	256	—	—	—
Net realized gain (loss) on shares redeemed	(4,383)	1	4,514,946	281,791	235,759
Net change in unrealized appreciation (depreciation) on investments	(4,612)	(304)	55,516,688	(640,482)	1,481,471
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(8,077)	(32)	59,674,718	(372,967)	1,690,844

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	750	75	19,642,978	1,814,375	1,969,849
Policy loans	—	—	(1,437,829)	(200,337)	(480,358)
Policy loan repayments and interest	—	—	568,934	87,918	84,614
Surrenders, withdrawals and death benefits	—	—	(3,176,848)	(421,488)	(299,972)
Net transfers between other subaccounts
or fixed rate option	12,011	—	40,080,522	47,595	1,221,710
Miscellaneous transactions	25	—	22,322	(3,473)	(1,890)
Other charges	(1,343)	(27)	(9,972,845)	(653,626)	(929,012)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	11,443	48	45,727,234	670,964	1,564,941

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,366	16	105,401,952	297,997	3,255,785

NET ASSETS
Beginning of period	23,300	1,194	128,762,837	14,942,259	14,071,008
End of period	$26,666	$1,210	$234,164,789	$15,240,256	$17,326,793

Beginning units	6,657	254	4,598,668	485,328	677,236
Units issued	544,112	17	2,159,209	62,730	140,901
Units redeemed	(544,187)	(7)	(267,895)	(34,907)	(67,913)
Ending units	6,582	264	6,489,982	513,151	750,224
The accompanying notes are an integral part of these financial statements.
A40

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(39,027)	$(9,914)	$(90,705)	$(97,750)	$(79,494)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	180,879	115,890	950,982	715,825	1,697,959
Net change in unrealized appreciation (depreciation) on investments	1,697,751	246,712	15,433,280	1,096,793	9,469,231
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,839,603	352,688	16,293,557	1,714,868	11,087,696

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,912,801	1,514,858	7,033,977	5,330,007	3,070,999
Policy loans	(154,955)	(367,534)	(397,763)	(665,343)	(702,534)
Policy loan repayments and interest	57,883	97,096	165,308	443,940	303,352
Surrenders, withdrawals and death benefits	(347,543)	(255,143)	(858,355)	(1,338,707)	(1,080,095)
Net transfers between other subaccounts
or fixed rate option	7,131,279	268,724	10,041,894	4,637,602	3,568,428
Miscellaneous transactions	(7,491)	2,227	(11,632)	(1,057)	(7,250)
Other charges	(1,547,108)	(455,981)	(3,385,978)	(2,323,535)	(1,748,043)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	9,044,866	804,247	12,587,451	6,082,907	3,404,857

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,884,469	1,156,935	28,881,008	7,797,775	14,492,553

NET ASSETS
Beginning of period	20,408,694	11,603,667	38,396,059	53,196,704	33,907,058
End of period	$31,293,163	$12,760,602	$67,277,067	$60,994,479	$48,399,611

Beginning units	1,273,054	403,660	1,944,797	2,751,693	1,173,224
Units issued	926,708	64,350	887,840	703,852	271,737
Units redeemed	(179,053)	(27,596)	(158,040)	(196,980)	(103,068)
Ending units	2,020,709	440,414	2,674,597	3,258,565	1,341,893
The accompanying notes are an integral part of these financial statements.
A41

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(130,436)	$(81,381)	$(43,859)	$(15,242)	$(94,071)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,216,775	2,042,935	404,991	(154,495)	474,427
Net change in unrealized appreciation (depreciation) on investments	17,206,402	15,668,274	209,024	(29,286)	7,926,222
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	18,292,741	17,629,828	570,156	(199,023)	8,306,578

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,408,859	3,038,664	7,406,214	2,282,344	8,070,391
Policy loans	(251,211)	(646,721)	(4,045,710)	(396,654)	(214,457)
Policy loan repayments and interest	213,567	289,697	33,562	168,615	167,085
Surrenders, withdrawals and death benefits	(1,249,445)	(1,398,617)	(258,510)	(545,679)	(994,997)
Net transfers between other subaccounts
or fixed rate option	24,487,055	260,067	8,967,078	1,683	10,319,531
Miscellaneous transactions	17,724	(43,337)	6,239	350	(191)
Other charges	(5,165,550)	(1,397,356)	(2,089,346)	(715,002)	(3,390,403)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	28,460,999	102,397	10,019,527	795,657	13,956,959

TOTAL INCREASE (DECREASE) IN NET ASSETS	46,753,740	17,732,225	10,589,683	596,634	22,263,537

NET ASSETS
Beginning of period	44,193,020	37,049,139	17,001,759	17,650,842	41,834,424
End of period	$90,946,760	$54,781,364	$27,591,442	$18,247,476	$64,097,961

Beginning units	1,880,794	1,171,222	1,425,987	1,097,119	2,292,719
Units issued	1,353,767	202,350	2,370,678	146,926	1,012,587
Units redeemed	(128,013)	(204,688)	(1,417,745)	(82,967)	(116,517)
Ending units	3,106,548	1,168,884	2,378,920	1,161,078	3,188,789

The accompanying notes are an integral part of these financial statements.
A42

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)	American Century VP Mid Cap Value Fund (Class I)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	11/13/2020**	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(64,142)	$(20,330)	$6,377	$173,693	$15,506
Capital gains distributions received	—	—	143,617	—	26,604
Net realized gain (loss) on shares redeemed	384,646	(342,995)	41,063	(63,280)	40,251
Net change in unrealized appreciation (depreciation) on investments	5,789,353	(296,283)	676,018	82,938	666,446
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,109,857	(659,608)	867,075	193,351	748,807

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,790,915	1,666,691	490,605	1,459,805	528,123
Policy loans	(281,085)	(69,022)	(17,769)	(103,658)	(27,782)
Policy loan repayments and interest	98,095	41,994	8,864	33,934	28,055
Surrenders, withdrawals and death benefits	(517,414)	(268,134)	(245,531)	(221,520)	(53,349)
Net transfers between other subaccounts
or fixed rate option	11,434,913	(11,329,717)	1,426,968	180,706	2,314,937
Miscellaneous transactions	(16,001)	(4,955)	(2,184)	254	(1,192)
Other charges	(2,289,693)	(839,196)	(243,353)	(476,534)	(228,211)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	14,219,730	(10,802,339)	1,417,600	872,987	2,560,581

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,329,587	(11,461,947)	2,284,675	1,066,338	3,309,388

NET ASSETS
Beginning of period	28,420,533	11,461,947	3,045,170	10,542,891	2,024,796
End of period	$48,750,120	$—	$5,329,845	$11,609,229	$5,334,184

Beginning units	1,980,905	986,136	176,760	335,248	97,119
Units issued	1,404,576	271,402	94,745	56,111	213,727
Units redeemed	(230,469)	(1,257,538)	(21,140)	(26,373)	(108,630)
Ending units	3,155,012	—	250,365	364,986	202,216

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A43

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)	MFS® Utilities Series (Initial Class)	AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$23,136	$552,271	$(135,590)	$(131,438)	$(115,276)
Capital gains distributions received	—	616,128	—	—	—
Net realized gain (loss) on shares redeemed	(80,839)	96,323	935,807	579,583	2,309,720
Net change in unrealized appreciation (depreciation) on investments	1,259,420	587,835	3,243,840	7,115,183	2,684,263
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,201,717	1,852,557	4,044,057	7,563,328	4,878,707

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,389,532	3,819,678	4,972,094	7,346,477	6,521,641
Policy loans	(83,742)	(383,719)	(750,378)	(340,998)	(2,665,787)
Policy loan repayments and interest	39,790	130,246	618,416	111,531	848,195
Surrenders, withdrawals and death benefits	(117,641)	(499,812)	(1,606,097)	(653,187)	(2,034,905)
Net transfers between other subaccounts
or fixed rate option	183,243	3,832,410	4,455,954	14,222,490	(90,474)
Miscellaneous transactions	(42,843)	6,681	(1,883)	(49,839)	54,734
Other charges	(620,883)	(1,701,395)	(2,742,288)	(4,024,163)	(3,000,695)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	747,456	5,204,089	4,945,818	16,612,311	(367,291)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,949,173	7,056,646	8,989,875	24,175,639	4,511,416

NET ASSETS
Beginning of period	10,522,294	21,135,922	56,846,262	46,369,071	78,541,144
End of period	$12,471,467	$28,192,568	$65,836,137	$70,544,710	$83,052,560

Beginning units	692,139	1,226,955	4,208,070	1,688,399	3,721,007
Units issued	407,328	505,979	873,448	694,452	553,610
Units redeemed	(316,300)	(113,208)	(452,876)	(94,552)	(482,237)
Ending units	783,167	1,619,726	4,628,642	2,288,299	3,792,380
The accompanying notes are an integral part of these financial statements.
A44

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(423,326)	$(77,426)	$(29,348)	$(153,280)	$(45,689)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,904,690	818,239	136,885	622,622	196,721
Net change in unrealized appreciation (depreciation) on investments	24,630,966	2,461,661	1,109,092	4,267,395	2,164,824
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	28,112,330	3,202,474	1,216,629	4,736,737	2,315,856

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	25,409,801	2,932,800	2,465,763	9,042,733	2,979,201
Policy loans	(2,754,112)	(454,350)	(98,139)	(365,366)	(213,079)
Policy loan repayments and interest	1,903,027	262,042	23,594	97,996	45,468
Surrenders, withdrawals and death benefits	(7,074,464)	(1,042,090)	(111,126)	(893,190)	(325,234)
Net transfers between other subaccounts
or fixed rate option	22,783,703	2,051,776	958,169	9,162,111	3,012,231
Miscellaneous transactions	(69,096)	(4,722)	(2,449)	10,521	1,917
Other charges	(13,785,475)	(1,973,108)	(1,045,567)	(4,952,510)	(1,530,641)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	26,413,384	1,772,348	2,190,245	12,102,295	3,969,863

TOTAL INCREASE (DECREASE) IN NET ASSETS	54,525,714	4,974,822	3,406,874	16,839,032	6,285,719

NET ASSETS
Beginning of period	212,748,573	35,123,643	11,052,947	58,428,302	16,520,154
End of period	$267,274,287	$40,098,465	$14,459,821	$75,267,334	$22,805,873

Beginning units	9,821,018	1,938,345	453,915	2,141,750	577,477
Units issued	1,807,761	285,579	135,221	631,515	181,500
Units redeemed	(564,795)	(191,324)	(41,770)	(160,397)	(36,899)
Ending units	11,063,984	2,032,600	547,366	2,612,868	722,078

The accompanying notes are an integral part of these financial statements.
A45

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST AllianzGI World Trends Portfolio	AST BlackRock Global Strategies Portfolio	TOPS® Aggressive Growth ETF Portfolio (Class 2)	TOPS® Balanced ETF Portfolio (Class 2)	TOPS® Conservative ETF Portfolio (Class 2)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(19,683)	$(361,147)	$231,081	$261,796	$53,863
Capital gains distributions received	—	—	212,243	6,953	5,690
Net realized gain (loss) on shares redeemed	112,019	3,931,940	34,046	55,748	53,483
Net change in unrealized appreciation (depreciation) on investments	1,088,771	6,308,537	3,269,715	1,769,966	195,201
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,181,107	9,879,330	3,747,085	2,094,463	308,237

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,055,020	19,759,403	4,883,142	4,033,405	441,263
Policy loans	(84,488)	(2,984,164)	(217,886)	(46,389)	(42,886)
Policy loan repayments and interest	21,455	1,994,604	13,128	44,515	19,734
Surrenders, withdrawals and death benefits	(211,107)	(9,896,798)	(327,269)	(126,737)	(41,262)
Net transfers between other subaccounts
or fixed rate option	1,760,108	2,131,324	8,013,848	5,960,498	1,309,526
Miscellaneous transactions	(2,526)	38,344	14,155	1,924	3,091
Other charges	(600,161)	(9,648,260)	(1,854,566)	(1,859,484)	(407,540)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	1,938,301	1,394,453	10,524,552	8,007,732	1,281,926

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,119,408	11,273,783	14,271,637	10,102,195	1,590,163

NET ASSETS
Beginning of period	6,494,713	214,370,559	14,296,409	15,861,720	2,548,511
End of period	$9,614,121	$225,644,342	$28,568,046	$25,963,915	$4,138,674

Beginning units	288,519	13,873,508	843,377	1,219,855	209,732
Units issued	116,880	1,260,793	830,213	801,441	227,035
Units redeemed	(30,141)	(1,172,131)	(89,491)	(151,697)	(118,115)
Ending units	375,258	13,962,170	1,584,099	1,869,599	318,652

The accompanying notes are an integral part of these financial statements.
A46

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	TOPS® Growth ETF Portfolio (Class 2)	TOPS® Moderate Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	TOPS® Managed Risk Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$453,140	$446,584	$122,117	$291,480	$243,346
Capital gains distributions received	187,336	65,027	83,466	—	102,263
Net realized gain (loss) on shares redeemed	25,228	13,937	(11,954)	(53,847)	(47,401)
Net change in unrealized appreciation (depreciation) on investments	4,091,459	3,707,498	183,566	723,499	596,870
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,757,163	4,233,046	377,195	961,132	895,078

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,405,381	5,868,960	831,219	1,911,831	3,696,013
Policy loans	(120,055)	(428,382)	(11,581)	(50,453)	(202,493)
Policy loan repayments and interest	34,812	56,995	3,856	13,868	145,730
Surrenders, withdrawals and death benefits	(328,366)	(68,363)	(29,654)	(135,561)	(402,980)
Net transfers between other subaccounts
or fixed rate option	8,951,061	8,222,084	907,632	5,173,832	1,536,382
Miscellaneous transactions	9,109	(3,129)	462	(1,768)	16,866
Other charges	(2,703,220)	(2,410,123)	(570,090)	(1,202,244)	(944,502)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	12,248,722	11,238,042	1,131,844	5,709,505	3,845,016

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,005,885	15,471,088	1,509,039	6,670,637	4,740,094

NET ASSETS
Beginning of period	23,852,624	27,432,465	5,795,744	10,734,684	10,569,163
End of period	$40,858,509	$42,903,553	$7,304,783	$17,405,321	$15,309,257

Beginning units	1,479,331	1,860,719	406,974	714,221	702,976
Units issued	1,002,659	971,235	151,942	464,215	362,945
Units redeemed	(124,189)	(148,777)	(73,231)	(75,504)	(103,762)
Ending units	2,357,801	2,683,177	485,685	1,102,932	962,159

The accompanying notes are an integral part of these financial statements.
A47

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)	American Funds IS International Fund (Class 2)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$107,680	$1,398,982	$300,833	$(76,008)	$72,231
Capital gains distributions received	2,465,880	2,676,241	—	227,132	—
Net realized gain (loss) on shares redeemed	604,218	340,413	128,642	248,369	96,206
Net change in unrealized appreciation (depreciation) on investments	48,388,922	13,137,148	11,130,433	13,366,349	8,141,578
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	51,566,700	17,552,784	11,559,908	13,765,842	8,310,015

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	15,642,620	14,528,048	8,429,955	7,664,654	6,097,483
Policy loans	(506,005)	(273,841)	(125,183)	(266,648)	(183,479)
Policy loan repayments and interest	168,351	233,338	96,035	158,528	100,393
Surrenders, withdrawals and death benefits	(903,280)	(6,210,792)	(433,321)	(601,545)	(360,290)
Net transfers between other subaccounts
or fixed rate option	32,568,259	35,423,183	16,024,014	10,711,774	8,796,767
Miscellaneous transactions	(12,840)	(12,455)	(4,184)	(17,518)	(30,254)
Other charges	(8,237,189)	(7,708,390)	(3,926,981)	(3,706,241)	(2,790,031)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	38,719,916	35,979,091	20,060,335	13,943,004	11,630,589

TOTAL INCREASE (DECREASE) IN NET ASSETS	90,286,616	53,531,875	31,620,243	27,708,846	19,940,604

NET ASSETS
Beginning of period	79,616,168	92,316,152	51,563,017	38,033,556	29,980,953
End of period	$169,902,784	$145,848,027	$83,183,260	$65,742,402	$49,921,557

Beginning units	4,202,468	4,932,045	3,978,675	2,344,482	2,163,793
Units issued	1,871,638	2,373,522	1,942,406	904,286	1,065,726
Units redeemed	(161,648)	(434,026)	(266,528)	(108,022)	(155,415)
Ending units	5,912,458	6,871,541	5,654,553	3,140,746	3,074,104
The accompanying notes are an integral part of these financial statements.
A48

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Franklin Income VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$904,893	$101,243	$184,918	$15,784	$16,761
Capital gains distributions received	13,348	153,148	—	186,914	165,247
Net realized gain (loss) on shares redeemed	(54,034)	(138,979)	(91,589)	(2,568)	24,564
Net change in unrealized appreciation (depreciation) on investments	(387,730)	(442,252)	554,028	321,655	1,170,072
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	476,477	(326,840)	647,357	521,785	1,376,644

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,580,474	(1,663)	1,170,415	437,201	542,631
Policy loans	(37,919)	(2,200)	(39,049)	(9,585)	(106,016)
Policy loan repayments and interest	18,267	—	18,935	609	5,430
Surrenders, withdrawals and death benefits	(117,344)	(90,282)	(202,589)	(27,376)	(163,250)
Net transfers between other subaccounts
or fixed rate option	3,423,500	(152,778)	1,378,350	3,058	7,190,586
Miscellaneous transactions	2,621	2,130	3,311	(158)	(1,983)
Other charges	(1,414,673)	(195,364)	(673,179)	(118,206)	(196,929)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	4,454,926	(440,157)	1,656,194	285,543	7,270,469

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,931,403	(766,997)	2,303,551	807,328	8,647,113

NET ASSETS
Beginning of period	15,410,339	5,023,731	6,685,420	2,125,279	2,175,891
End of period	$20,341,742	$4,256,734	$8,988,971	$2,932,607	$10,823,004

Beginning units	1,215,410	384,581	590,290	116,723	96,206
Units issued	446,122	—	214,792	23,537	344,850
Units redeemed	(60,619)	(40,997)	(51,081)	(7,700)	(34,358)
Ending units	1,600,913	343,584	754,001	132,560	406,698
The accompanying notes are an integral part of these financial statements.
A49

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Hartford Dividend and Growth HLS Fund (Class IB)	Hartford Growth Opportunities HLS Fund (Class IB)	MFS® Total Return Bond Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Growth and Income Fund (Series I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	9/18/2020**	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$130,525	$(4,408)	$1,612,272	$413,513	$494,586
Capital gains distributions received	417,818	3,211,332	—	1,339,931	404,757
Net realized gain (loss) on shares redeemed	(127,689)	(1,298,321)	95,236	(30,443)	(285,444)
Net change in unrealized appreciation (depreciation) on investments	248,118	231,499	2,034,295	309,120	481,272
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	668,772	2,140,102	3,741,803	2,032,121	1,095,171

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,521,948	673,791	6,901,517	4,649,096	2,671,845
Policy loans	(143,423)	(48,580)	(169,768)	(40,097)	(36,650)
Policy loan repayments and interest	32,241	8,817	60,489	86,213	37,330
Surrenders, withdrawals and death benefits	(605,133)	(91,898)	(1,105,477)	(314,394)	(314,384)
Net transfers between other subaccounts
or fixed rate option	409,325	(7,880,567)	17,075,238	7,685,028	2,627,267
Miscellaneous transactions	(25,231)	(350)	3,234	4,746	(4,155)
Other charges	(410,497)	(262,930)	(3,968,297)	(2,338,833)	(1,703,904)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	779,230	(7,601,717)	18,796,936	9,731,759	3,277,349

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,448,002	(5,461,615)	22,538,739	11,763,880	4,372,520

NET ASSETS
Beginning of period	7,448,994	5,461,615	36,135,259	26,311,051	23,786,502
End of period	$8,896,996	$—	$58,673,998	$38,074,931	$28,159,022

Beginning units	376,162	239,305	3,102,684	1,666,735	1,555,673
Units issued	111,467	30,478	1,745,210	753,242	331,666
Units redeemed	(69,070)	(269,783)	(182,954)	(68,393)	(78,950)
Ending units	418,559	—	4,664,940	2,351,584	1,808,389
** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A50

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Index 500 Portfolio (Service Class 2)	American Funds IS Blue Chip Income and Growth Fund (Class 2)	AST Small-Cap Growth Opportunities Portfolio	AST International Value Portfolio	Calvert VP EAFE International Index Portfolio (Class F)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$2,296,894	$396,400	$(11,644)	$(90,764)	$75,264
Capital gains distributions received	399,803	281,865	—	—	—
Net realized gain (loss) on shares redeemed	916,375	(68,077)	510,351	(59,520)	6,070
Net change in unrealized appreciation (depreciation) on investments	29,468,824	2,204,705	3,593,265	1,073,256	287,075
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	33,081,896	2,814,893	4,091,972	922,972	368,409

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	22,582,085	2,748,299	1,386,513	5,243,059	421,092
Policy loans	(241,364)	(110,195)	(170,297)	(483,989)	—
Policy loan repayments and interest	172,025	19,458	68,561	538,006	98
Surrenders, withdrawals and death benefits	(300,613)	(307,134)	(509,311)	(1,047,041)	(26)
Net transfers between other subaccounts
or fixed rate option	68,379,625	6,495,662	(183,093)	8,106,875	1,786,396
Miscellaneous transactions	(65,126)	1,261	(1,563)	4,525	(1,258)
Other charges	(11,210,210)	(1,806,114)	(520,157)	(2,053,452)	(176,464)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	79,316,422	7,041,237	70,653	10,307,983	2,029,838

TOTAL INCREASE (DECREASE) IN NET ASSETS	112,398,318	9,856,130	4,162,625	11,230,955	2,398,247

NET ASSETS
Beginning of period	113,396,149	20,991,914	11,314,855	47,341,716	961,162
End of period	$225,794,467	$30,848,044	$15,477,480	$58,572,671	$3,359,409

Beginning units	6,084,702	1,282,745	321,990	4,179,502	88,937
Units issued	4,635,395	544,823	37,210	1,373,512	223,710
Units redeemed	(421,984)	(88,815)	(32,988)	(343,284)	(22,894)
Ending units	10,298,113	1,738,753	326,212	5,209,730	289,753

The accompanying notes are an integral part of these financial statements.
A51

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Calvert VP NASDAQ 100 Index Portfolio (Class F)	Calvert VP S&P MidCap 400 Index Portfolio (Class F)	AST Global Bond Portfolio
	1/1/2020	1/1/2020	11/13/2020*
	to	to	to
	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$24,599	$58,427	$(3,416)
Capital gains distributions received	318,475	202,529	—
Net realized gain (loss) on shares redeemed	87,656	(262)	319
Net change in unrealized appreciation (depreciation) on investments	2,623,954	1,084,310	118,119
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,054,684	1,345,004	115,022

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,492,740	932,862	262,872
Policy loans	(48,568)	(35,966)	(3,428)
Policy loan repayments and interest	7,091	23,343	1,890
Surrenders, withdrawals and death benefits	(1,622)	(36,396)	(27,155)
Net transfers between other subaccounts
or fixed rate option	9,734,587	4,381,243	13,338,325
Miscellaneous transactions	6,607	392	(47)
Other charges	(771,853)	(426,022)	(121,245)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	10,418,982	4,839,456	13,451,212

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,473,666	6,184,460	13,566,234

NET ASSETS
Beginning of period	2,695,006	2,360,213	—
End of period	$16,168,672	$8,544,673	$13,566,234

Beginning units	227,719	226,760	—
Units issued	739,150	527,506	1,351,349
Units redeemed	(39,236)	(26,859)	(6,474)
Ending units	927,633	727,407	1,344,875

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A52

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$2,626,825	$(801,675)	$(258,854)	$(144,387)	$(149,191)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	2,650,097	4,320,458	448,882	5,750,861
Net change in unrealized appreciation (depreciation) on investments	—	17,327,066	22,225,891	8,317,934	1,937,061
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,626,825	19,175,488	26,287,495	8,622,429	7,538,731

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	522,586,977	11,593,108	7,113,215	6,718,488	3,442,219
Policy loans	(8,882,861)	(1,161,663)	(2,065,293)	(209,268)	(127,878)
Policy loan repayments and interest	2,471,094	860,151	924,280	239,036	22,039
Surrenders, withdrawals and death benefits	(28,412,348)	(2,559,226)	(4,210,345)	(736,056)	(4,081,432)
Net transfers between other subaccounts
or fixed rate option	(426,479,766)	13,154,091	3,407,869	11,539,003	(18,214,605)
Miscellaneous transactions	230,847	(270,094)	26,286	2,764	8,202
Other charges	(16,997,880)	(8,371,231)	(4,340,755)	(4,117,592)	(2,413,364)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	44,516,063	13,245,136	855,257	13,436,375	(21,364,819)

TOTAL INCREASE (DECREASE) IN NET ASSETS	47,142,888	32,420,624	27,142,752	22,058,804	(13,826,088)

NET ASSETS
Beginning of period	161,028,141	178,093,202	91,958,462	39,310,893	52,227,714
End of period	$208,171,029	$210,513,826	$119,101,214	$61,369,697	$38,401,626

Beginning units	81,635,045	44,191,680	29,983,207	2,597,584	6,711,530
Units issued	72,387,248	5,480,186	1,419,862	606,930	653,524
Units redeemed	(60,172,373)	(3,922,416)	(2,038,655)	(172,243)	(4,945,419)
Ending units	93,849,920	45,749,450	29,364,414	3,032,271	2,419,635
The accompanying notes are an integral part of these financial statements.
A53

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(205,872)	$(149,815)	$(11,929)	$(2,345,576)	$(115,205)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,652,594	453,087	(163,509)	15,872,575	1,103,941
Net change in unrealized appreciation (depreciation) on investments	15,979,637	9,572,539	1,350,651	162,148,384	9,316,650
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	18,426,359	9,875,811	1,175,213	175,675,383	10,305,386

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,310,593	6,686,967	1,919,054	36,219,674	3,265,724
Policy loans	(1,335,510)	(993,094)	(182,272)	(5,135,105)	(710,296)
Policy loan repayments and interest	738,878	563,918	73,167	2,068,049	268,916
Surrenders, withdrawals and death benefits	(3,635,931)	(2,382,659)	(397,105)	(12,741,508)	(1,095,202)
Net transfers between other subaccounts
or fixed rate option	3,713,178	6,778,624	(84,822)	44,093,724	3,959,493
Miscellaneous transactions	4,092	(375)	537	(410,722)	14,029
Other charges	(3,121,797)	(3,625,359)	(683,251)	(22,464,666)	(1,660,847)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	1,673,503	7,028,022	645,308	41,629,446	4,041,817

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,099,862	16,903,833	1,820,521	217,304,829	14,347,203

NET ASSETS
Beginning of period	71,488,676	59,034,736	10,865,703	561,309,042	32,748,298
End of period	$91,588,538	$75,938,569	$12,686,224	$778,613,871	$47,095,501

Beginning units	6,371,734	15,645,904	2,102,513	134,382,955	12,526,781
Units issued	648,463	2,115,660	277,450	10,361,859	1,203,229
Units redeemed	(771,753)	(1,477,674)	(142,233)	(8,438,332)	(994,986)
Ending units	6,248,444	16,283,890	2,237,730	136,306,482	12,735,024
The accompanying notes are an integral part of these financial statements.
A54

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(444,821)	$(421,852)	$(211,738)	$697,135	$(11,163)
Capital gains distributions received	—	—	—	1,651,449	297,497
Net realized gain (loss) on shares redeemed	661,933	7,136,302	2,266,769	(7,052)	39,287
Net change in unrealized appreciation (depreciation) on investments	4,093,731	39,723,368	6,794,526	6,924,807	505,805
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,310,843	46,437,818	8,849,557	9,266,339	831,426

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	9,992,836	2,092,710	74,801	89,597
Policy loans	(226,775)	(2,940,256)	(128,166)	(71,329)	(3,217)
Policy loan repayments and interest	179,141	1,189,498	37,001	11,362	9,250
Surrenders, withdrawals and death benefits	(7,130,648)	(5,662,265)	(271,590)	(35,457)	(24,595)
Net transfers between other subaccounts
or fixed rate option	22,845,965	10,209,213	(2,250,402)	(5,506,297)	15,177
Miscellaneous transactions	(4,515)	(4,405)	(56,810)	(268,186)	(217)
Other charges	(838,831)	(6,706,349)	(988,329)	(272,891)	(91,700)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	14,824,337	6,078,272	(1,565,586)	(6,067,997)	(5,705)

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,135,180	52,516,090	7,283,971	3,198,342	825,721

NET ASSETS
Beginning of period	61,100,459	138,582,827	40,780,377	36,033,370	2,436,746
End of period	$80,235,639	$191,098,917	$48,064,348	$39,231,712	$3,262,467

Beginning units	14,778,484	40,407,531	3,929,170	22,353,184	1,566,334
Units issued	6,172,231	2,286,484	219,720	117,892	77,329
Units redeemed	(2,638,515)	(3,236,951)	(469,161)	(3,285,488)	(82,407)
Ending units	18,312,200	39,457,064	3,679,729	19,185,588	1,561,256
The accompanying notes are an integral part of these financial statements.
A55

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	American Century VP Disciplined Core Value Fund (Class I)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(29,733)	$86,057	$(17,108)	$17,513	$16,683
Capital gains distributions received	505,899	344,854	333,963	77,593	269,595
Net realized gain (loss) on shares redeemed	130,330	110,017	(58,509)	3,242	(51,208)
Net change in unrealized appreciation (depreciation) on investments	1,156,547	826,104	324,015	93,094	438,136
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,763,043	1,367,032	582,361	191,442	673,206

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	64,270	64,829	66,217	28,154	1,803
Policy loans	(4,627)	(44,693)	(36,107)	—	—
Policy loan repayments and interest	5,101	2,473	19,205	—	1,053
Surrenders, withdrawals and death benefits	(108,483)	(69,418)	(56,256)	(6,788)	(32,140)
Net transfers between other subaccounts
or fixed rate option	(51,233)	(144,111)	(374,371)	2,033	105,714
Miscellaneous transactions	(3,577)	(550)	(97)	(1,387)	750
Other charges	(120,959)	(142,881)	(52,305)	(22,017)	(30,914)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(219,508)	(334,351)	(433,714)	(5)	46,266

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,543,535	1,032,681	148,647	191,437	719,472

NET ASSETS
Beginning of period	4,838,998	5,379,379	1,988,021	805,908	3,258,000
End of period	$6,382,533	$6,412,060	$2,136,668	$997,345	$3,977,472

Beginning units	2,119,144	1,589,573	1,189,624	343,816	1,103,285
Units issued	129,901	30,387	51,052	11,568	117,035
Units redeemed	(178,465)	(114,994)	(246,956)	(11,422)	(97,346)
Ending units	2,070,580	1,504,966	993,720	343,962	1,122,974
The accompanying notes are an integral part of these financial statements.
A56

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	Prudential SP Small Cap Value Portfolio (Class I)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	Invesco V.I. Managed Volatility Fund (Series I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(1,230)	$(226,443)	$(22,631)	$501	$532
Capital gains distributions received	105,963	—	—	5,358	1,797
Net realized gain (loss) on shares redeemed	(2,136)	2,361,792	347,168	(9,060)	(1,490)
Net change in unrealized appreciation (depreciation) on investments	13,034	16,719,466	4,028,958	75,149	8,281
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	115,631	18,854,815	4,353,495	71,948	9,120

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	20,842	7,573,866	2,845,716	7,820	2,743
Policy loans	—	(1,419,023)	(293,799)	—	—
Policy loan repayments and interest	437	877,121	118,940	702	702
Surrenders, withdrawals and death benefits	(27,300)	(3,367,043)	(519,010)	—	—
Net transfers between other subaccounts
or fixed rate option	25,942	9,771,746	967,022	(159,214)	(14,217)
Miscellaneous transactions	(211)	905	1,103	—	—
Other charges	(21,690)	(4,294,148)	(1,209,435)	(5,388)	(667)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(1,980)	9,143,424	1,910,537	(156,080)	(11,439)

TOTAL INCREASE (DECREASE) IN NET ASSETS	113,651	27,998,239	6,264,032	(84,132)	(2,319)

NET ASSETS
Beginning of period	541,992	81,039,305	14,419,256	347,141	52,513
End of period	$655,643	$109,037,544	$20,683,288	$263,009	$50,194

Beginning units	507,388	20,844,703	781,237	110,427	28,785
Units issued	35,227	1,822,883	161,365	1,956	1,627
Units redeemed	(37,594)	(1,356,870)	(44,762)	(45,233)	(7,165)
Ending units	505,021	21,310,716	897,840	67,150	23,247
The accompanying notes are an integral part of these financial statements.
A57

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Invesco V.I. Technology Fund (Series I)	Janus Henderson VIT Enterprise Portfolio (Service Shares)	Janus Henderson VIT Balanced Portfolio (Service Shares)	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series II)	Janus Henderson VIT Research Portfolio (Service Shares)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(1,464)	$(1,558)	$17,873	$(85)	$3,164
Capital gains distributions received	27,969	62,714	34,475	5,930	579,652
Net realized gain (loss) on shares redeemed	353,060	10,872	86,062	2,103	109,097
Net change in unrealized appreciation (depreciation) on investments	(123,975)	229,107	135,203	5,689	898,066
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	255,590	301,135	273,613	13,637	1,589,979

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,598	24,200	168	—	216,524
Policy loans	—	—	—	—	(102,255)
Policy loan repayments and interest	801	941	—	—	40,485
Surrenders, withdrawals and death benefits	(2,503)	(18,389)	(11,163)	(3,518)	(231,574)
Net transfers between other subaccounts
or fixed rate option	(893,983)	95,660	(251,190)	—	(24,681)
Miscellaneous transactions	(5,409)	2	(26)	(14)	(766)
Other charges	(15,400)	(17,255)	(11,845)	(4,598)	(135,617)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(904,896)	85,159	(274,056)	(8,130)	(237,884)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(649,306)	386,294	(443)	5,507	1,352,095

NET ASSETS
Beginning of period	1,009,577	853,204	1,256,716	37,088	4,621,770
End of period	$360,271	$1,239,498	$1,256,273	$42,595	$5,973,865

Beginning units	1,391,216	416,925	436,210	28,641	2,038,690
Units issued	13,349	59,176	104,798	—	61,161
Units redeemed	(1,038,481)	(27,066)	(183,661)	(4,930)	(146,286)
Ending units	366,084	449,035	357,347	23,711	1,953,565

The accompanying notes are an integral part of these financial statements.
A58

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Janus Henderson VIT Overseas Portfolio (Service Shares)	Prudential SP International Growth Portfolio (Class I)	M Large Cap Growth Fund	M Capital Appreciation Fund
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(265,368)	$127,739	$(55,520)	$(1,786)	$4,512
Capital gains distributions received	—	—	—	263,178	136,245
Net realized gain (loss) on shares redeemed	3,880,854	(70,337)	742,267	216,850	(22,355)
Net change in unrealized appreciation (depreciation) on investments	32,249,650	1,681,524	7,773,945	845,638	257,884
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	35,865,136	1,738,926	8,460,692	1,323,880	376,286

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,700,325	987,302	2,068,074	269,357	191,983
Policy loans	(1,889,144)	(79,607)	(563,626)	(17,023)	(53)
Policy loan repayments and interest	938,620	25,036	454,173	21	38
Surrenders, withdrawals and death benefits	(4,777,118)	(178,304)	(1,174,693)	(566,267)	(23,082)
Net transfers between other subaccounts
or fixed rate option	5,397,569	(13,601)	(515,313)	(40,445)	38,894
Miscellaneous transactions	4,112	(296)	2,412	160	(173)
Other charges	(4,600,741)	(358,279)	(985,249)	(190,752)	(101,390)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	2,773,623	382,251	(714,222)	(544,949)	106,217

TOTAL INCREASE (DECREASE) IN NET ASSETS	38,638,759	2,121,177	7,746,470	778,931	482,503

NET ASSETS
Beginning of period	95,017,648	6,367,892	26,462,836	3,787,207	1,298,609
End of period	$133,656,407	$8,489,069	$34,209,306	$4,566,138	$1,781,112

Beginning units	25,486,985	1,455,252	11,257,271	125,709	49,215
Units issued	1,290,473	149,404	847,174	21,359	16,823
Units redeemed	(1,777,871)	(149,901)	(937,322)	(24,943)	(8,362)
Ending units	24,999,587	1,454,755	11,167,123	122,125	57,676

The accompanying notes are an integral part of these financial statements.
A59

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	M International Equity Fund	M Large Cap Value Fund	ProFund VP Asia 30	ProFund VP Basic Materials	ProFund VP Bear
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$64,369	$57,804	$—	$—	$(6)
Capital gains distributions received	—	110,761	—	25	—
Net realized gain (loss) on shares redeemed	(2,864)	(4,521)	1	3	(722)
Net change in unrealized appreciation (depreciation) on investments	303,391	433,940	660	102	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	364,896	597,984	661	130	(728)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	182,716	251,801	216	75	—
Policy loans	(89)	—	—	—	—
Policy loan repayments and interest	66	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	508,963	156,636	—	—	239
Miscellaneous transactions	415	(223)	—	—	489
Other charges	(89,254)	(144,206)	(45)	(20)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	602,817	264,008	171	55	728

TOTAL INCREASE (DECREASE) IN NET ASSETS	967,713	861,992	832	185	—

NET ASSETS
Beginning of period	1,520,620	2,707,779	2,473	717	—
End of period	$2,488,333	$3,569,771	$3,305	$902	$—

Beginning units	101,924	124,725	765	278	—
Units issued	46,402	27,511	59	28	1,472,923
Units redeemed	(6,679)	(9,196)	(12)	(8)	(1,472,923)
Ending units	141,647	143,040	812	298	—
The accompanying notes are an integral part of these financial statements.
A60

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Biotechnology	ProFund VP UltraBull	ProFund VP Consumer Services	ProFund VP Oil & Gas	ProFund VP Europe 30
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(7)	$112	$(7)	$5	$305
Capital gains distributions received	12	—	106	13	—
Net realized gain (loss) on shares redeemed	52	102,700	73	(28)	—
Net change in unrealized appreciation (depreciation) on investments	399	—	371	43	1,547
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	456	102,812	543	33	1,852

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	75	—	—	—	706
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	200,615	—	—	—
Miscellaneous transactions	—	(4,745)	—	—	—
Other charges	(346)	—	(448)	(46)	(348)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(271)	195,870	(448)	(46)	358

TOTAL INCREASE (DECREASE) IN NET ASSETS	185	298,682	95	(13)	2,210

NET ASSETS
Beginning of period	3,010	211,003	2,382	404	10,499
End of period	$3,195	$509,685	$2,477	$391	$12,709

Beginning units	510	49,861	689	171	5,376
Units issued	12	2,498,325	—	—	325
Units redeemed	(56)	(2,472,801)	(112)	(18)	(163)
Ending units	466	75,385	577	153	5,538
The accompanying notes are an integral part of these financial statements.
A61

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP Health Care	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$3	$(8)	$(7)	$(5)	$—
Capital gains distributions received	53	429	—	212	68
Net realized gain (loss) on shares redeemed	9	84	9	(2)	(1)
Net change in unrealized appreciation (depreciation) on investments	214	112	965	239	359
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	279	617	967	444	426

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	75	75	287	150	150
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	—
Miscellaneous transactions	—	—	—	—	—
Other charges	(28)	(434)	(151)	(53)	(51)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	47	(359)	136	97	99

TOTAL INCREASE (DECREASE) IN NET ASSETS	326	258	1,103	541	525

NET ASSETS
Beginning of period	913	3,469	4,857	1,822	1,745
End of period	$1,239	$3,727	$5,960	$2,363	$2,270

Beginning units	573	975	2,299	533	522
Units issued	40	20	124	39	40
Units redeemed	(15)	(115)	(66)	(14)	(14)
Ending units	598	880	2,357	558	548
The accompanying notes are an integral part of these financial statements.
A62

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Government Money Market	ProFund VP NASDAQ-100	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$8,196	$(59)	$5	$(1)	$42
Capital gains distributions received	—	173	116	—	126
Net realized gain (loss) on shares redeemed	—	689	(2)	(78)	(11)
Net change in unrealized appreciation (depreciation) on investments	—	6,377	6	302	516
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	8,196	7,180	125	223	673

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	225	357	75	—	—
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	(651,009)	—	—	—	—
Miscellaneous transactions	(182)	—	—	—	—
Other charges	(4,269)	(2,056)	(23)	(65)	(342)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(655,235)	(1,699)	52	(65)	(342)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(647,039)	5,481	177	158	331

NET ASSETS
Beginning of period	1,502,134	20,523	879	526	2,647
End of period	$855,095	$26,004	$1,056	$684	$2,978

Beginning units	1,413,055	4,051	440	590	945
Units issued	25,791,629	60	37	—	—
Units redeemed	(26,404,341)	(346)	(12)	(64)	(104)
Ending units	800,343	3,765	465	526	841
The accompanying notes are an integral part of these financial statements.
A63

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap	ProFund VP Small-Cap Growth	ProFund VP Technology
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(3)	$—	$(20)	$(42)	$(4)
Capital gains distributions received	—	—	—	2,160	33
Net realized gain (loss) on shares redeemed	297	126	(6)	3	16
Net change in unrealized appreciation (depreciation) on investments	—	—	1,683	743	483
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	294	126	1,657	2,864	528

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	882	75
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	(296)	(127)	—	—	—
Miscellaneous transactions	2	1	—	—	—
Other charges	—	—	(932)	(214)	(36)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(294)	(126)	(932)	668	39

TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	725	3,532	567

NET ASSETS
Beginning of period	—	—	7,471	14,979	1,163
End of period	$—	$—	$8,196	$18,511	$1,730

Beginning units	—	—	2,409	3,670	281
Units issued	2,155,243	411,013	—	194	15
Units redeemed	(2,155,243)	(411,013)	(266)	(47)	(7)
Ending units	—	—	2,143	3,817	289
The accompanying notes are an integral part of these financial statements.
A64

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Telecommu-nications	ProFund VP U.S. Government Plus	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$23	$73	$(119)	$(289)	$(60)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(2)	24	20,527	75,533	11,908
Net change in unrealized appreciation (depreciation) on investments	81	1,885	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	102	1,982	20,408	75,244	11,848

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	75	706	—	—	—
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	(76,664)	558,026	(30,786)
Miscellaneous transactions	—	—	(1,291)	(3,018)	(244)
Other charges	(20)	(159)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	55	547	(77,955)	555,008	(31,030)

TOTAL INCREASE (DECREASE) IN NET ASSETS	157	2,529	(57,547)	630,252	(19,182)

NET ASSETS
Beginning of period	698	10,895	57,547	134,275	19,182
End of period	$855	$13,424	$—	$764,527	$—

Beginning units	410	5,167	9,589	10,512	4,385
Units issued	40	298	419,768	483,151	304,024
Units redeemed	(11)	(67)	(429,357)	(460,265)	(308,409)
Ending units	439	5,398	—	33,398	—

The accompanying notes are an integral part of these financial statements.
A65

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Bull	ProFund VP Utilities	AST T. Rowe Price Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$3	$14	$(225,994)	$(13,850)	$(22,089)
Capital gains distributions received	365	63	—	—	—
Net realized gain (loss) on shares redeemed	319	4	3,311,635	220,074	183,992
Net change in unrealized appreciation (depreciation) on investments	4,531	132	21,889,403	3,212,273	1,486,256
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,218	213	24,975,044	3,418,497	1,648,159

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	750	75	12,202,699	1,745,197	1,877,867
Policy loans	—	—	(1,202,886)	(303,080)	(265,247)
Policy loan repayments and interest	—	—	390,855	56,948	46,095
Surrenders, withdrawals and death benefits	—	—	(3,361,595)	(350,972)	(355,927)
Net transfers between other subaccounts
or fixed rate option	—	—	20,005,947	231,018	962,522
Miscellaneous transactions	—	—	6,287	4,138	(207)
Other charges	(1,154)	(26)	(6,348,711)	(689,209)	(845,997)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(404)	49	21,692,596	694,040	1,419,106

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,814	262	46,667,640	4,112,537	3,067,265

NET ASSETS
Beginning of period	18,486	932	82,095,197	10,829,722	11,003,743
End of period	$23,300	$1,194	$128,762,837	$14,942,259	$14,071,008

Beginning units	6,789	243	3,421,699	460,938	605,995
Units issued	238	17	1,411,514	48,147	123,585
Units redeemed	(370)	(6)	(234,545)	(23,757)	(52,344)
Ending units	6,657	254	4,598,668	485,328	677,236
The accompanying notes are an integral part of these financial statements.
A66

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(23,354)	$(10,453)	$(55,239)	$(97,397)	$(57,568)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	168,798	189,438	354,094	1,020,761	879,611
Net change in unrealized appreciation (depreciation) on investments	3,123,286	1,835,109	6,749,540	10,482,088	6,842,725
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,268,730	2,014,094	7,048,395	11,405,452	7,664,768

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,060,229	1,521,795	4,652,459	4,600,600	2,380,072
Policy loans	(180,442)	(150,786)	(359,491)	(796,082)	(465,183)
Policy loan repayments and interest	46,463	62,543	89,997	470,600	191,412
Surrenders, withdrawals and death benefits	(333,479)	(439,097)	(580,258)	(1,546,815)	(726,030)
Net transfers between other subaccounts
or fixed rate option	5,964,536	213,580	8,604,575	3,746,450	2,289,375
Miscellaneous transactions	930	412	4,679	2,223	(291)
Other charges	(900,359)	(545,992)	(2,328,456)	(2,194,811)	(1,274,496)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	6,657,878	662,455	10,083,505	4,282,165	2,394,859

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,926,608	2,676,549	17,131,900	15,687,617	10,059,627

NET ASSETS
Beginning of period	10,482,086	8,927,118	21,264,159	37,509,087	23,847,431
End of period	$20,408,694	$11,603,667	$38,396,059	$53,196,704	$33,907,058

Beginning units	737,313	378,209	1,281,697	2,435,371	1,036,446
Units issued	583,531	48,267	751,906	468,273	204,553
Units redeemed	(47,790)	(22,816)	(88,806)	(151,951)	(67,775)
Ending units	1,273,054	403,660	1,944,797	2,751,693	1,173,224
The accompanying notes are an integral part of these financial statements.
A67

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(62,123)	$(70,405)	$(25,793)	$(16,191)	$(62,322)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	336,193	1,207,530	38,012	(7,835)	280,433
Net change in unrealized appreciation (depreciation) on investments	8,966,637	6,922,319	563,836	2,484,012	7,822,445
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	9,240,707	8,059,444	576,055	2,459,986	8,040,556

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,489,513	2,863,162	2,008,515	2,270,328	5,214,605
Policy loans	(262,509)	(522,489)	(97,991)	(353,334)	(254,249)
Policy loan repayments and interest	32,371	278,003	37,529	109,814	83,143
Surrenders, withdrawals and death benefits	(449,649)	(1,405,537)	(361,502)	(561,923)	(596,800)
Net transfers between other subaccounts
or fixed rate option	12,666,551	2,235,019	5,220,239	170,991	7,757,742
Miscellaneous transactions	6,684	1,403	(295)	417	3,301
Other charges	(2,701,046)	(1,284,767)	(1,196,383)	(805,425)	(2,361,497)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	14,781,915	2,164,794	5,610,112	830,868	9,846,245

TOTAL INCREASE (DECREASE) IN NET ASSETS	24,022,622	10,224,238	6,186,167	3,290,854	17,886,801

NET ASSETS
Beginning of period	20,170,398	26,824,901	10,815,592	14,359,988	23,947,623
End of period	$44,193,020	$37,049,139	$17,001,759	$17,650,842	$41,834,424

Beginning units	1,115,515	1,101,940	909,845	1,042,017	1,628,440
Units issued	809,028	149,975	592,902	109,148	733,130
Units redeemed	(43,749)	(80,693)	(76,760)	(54,046)	(68,851)
Ending units	1,880,794	1,171,222	1,425,987	1,097,119	2,292,719

The accompanying notes are an integral part of these financial statements.
A68

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)	American Century VP Mid Cap Value Fund (Class I)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(41,647)	$(19,184)	$2,768	$190,985	$15,831
Capital gains distributions received	—	—	143,627	979,356	47,290
Net realized gain (loss) on shares redeemed	181,080	16,942	7,492	(40,592)	(1,895)
Net change in unrealized appreciation (depreciation) on investments	5,135,700	92,534	385,118	1,245,274	381,913
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,275,133	90,292	539,005	2,375,023	443,139

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,536,338	1,532,045	403,369	1,690,405	316,384
Policy loans	(239,219)	(81,693)	(31,309)	(91,149)	(34,122)
Policy loan repayments and interest	81,321	22,520	5,372	19,781	1,769
Surrenders, withdrawals and death benefits	(442,943)	(135,816)	(26,162)	(892,800)	(36,371)
Net transfers between other subaccounts
or fixed rate option	4,461,327	2,363,884	435,311	(8,301)	270,577
Miscellaneous transactions	301	(352)	979	(2,982)	98
Other charges	(1,593,050)	(757,675)	(197,495)	(555,927)	(143,198)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	5,804,075	2,942,913	590,065	159,027	375,137

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,079,208	3,033,205	1,129,070	2,534,050	818,276

NET ASSETS
Beginning of period	17,341,325	8,428,742	1,916,100	8,008,841	1,206,520
End of period	$28,420,533	$11,461,947	$3,045,170	$10,542,891	$2,024,796

Beginning units	1,488,145	717,354	136,404	328,619	75,217
Units issued	638,737	329,794	50,796	50,795	29,148
Units redeemed	(145,977)	(61,012)	(10,440)	(44,166)	(7,246)
Ending units	1,980,905	986,136	176,760	335,248	97,119
The accompanying notes are an integral part of these financial statements.
A69

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)	MFS® Utilities Series (Initial Class)	AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$19,514	$681,998	$(119,820)	$(92,609)	$(108,770)
Capital gains distributions received	670,775	51,986	—	—	—
Net realized gain (loss) on shares redeemed	(462)	78,894	541,075	235,772	1,985,354
Net change in unrealized appreciation (depreciation) on investments	903,797	2,759,271	4,072,458	6,524,151	11,401,885
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,593,624	3,572,149	4,493,713	6,667,314	13,278,469

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,424,793	2,938,106	4,086,191	4,856,567	6,110,540
Policy loans	(89,885)	(196,170)	(647,668)	(194,502)	(2,294,155)
Policy loan repayments and interest	24,233	44,060	625,883	32,827	464,605
Surrenders, withdrawals and death benefits	(73,895)	(259,033)	(1,977,838)	(534,734)	(2,832,048)
Net transfers between other subaccounts
or fixed rate option	2,724,422	3,319,080	2,546,581	10,638,341	1,273,408
Miscellaneous transactions	4,092	(112)	(1,053)	2,134	(2,774)
Other charges	(782,328)	(1,388,964)	(2,351,737)	(2,804,204)	(2,766,319)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	3,231,432	4,456,967	2,280,359	11,996,429	(46,743)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,825,056	8,029,116	6,774,072	18,663,743	13,231,726

NET ASSETS
Beginning of period	5,697,238	13,106,806	50,072,190	27,705,328	65,309,418
End of period	$10,522,294	$21,135,922	$56,846,262	$46,369,071	$78,541,144

Beginning units	442,190	899,000	3,996,939	1,216,049	3,679,645
Units issued	395,802	369,598	525,494	521,482	346,159
Units redeemed	(145,853)	(41,643)	(314,363)	(49,132)	(304,797)
Ending units	692,139	1,226,955	4,208,070	1,688,399	3,721,007
The accompanying notes are an integral part of these financial statements.
A70

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(347,279)	$(71,765)	$(21,960)	$(119,290)	$(32,557)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,373,345	566,986	78,471	614,957	130,034
Net change in unrealized appreciation (depreciation) on investments	29,128,993	3,886,406	1,496,692	7,517,697	2,361,294
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	32,155,059	4,381,627	1,553,203	8,013,364	2,458,771

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	21,333,106	2,899,859	1,569,926	7,064,629	1,961,778
Policy loans	(2,542,883)	(396,172)	(67,454)	(483,732)	(182,324)
Policy loan repayments and interest	1,693,501	319,188	8,895	117,329	23,505
Surrenders, withdrawals and death benefits	(6,904,015)	(1,171,797)	(77,038)	(571,968)	(265,133)
Net transfers between other subaccounts
or fixed rate option	17,686,656	1,044,993	1,662,031	10,062,709	3,330,078
Miscellaneous transactions	12,698	(1,437)	1,306	(409)	672
Other charges	(11,567,306)	(1,854,381)	(766,216)	(3,947,673)	(1,103,302)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	19,711,757	840,253	2,331,450	12,240,885	3,765,274

TOTAL INCREASE (DECREASE) IN NET ASSETS	51,866,816	5,221,880	3,884,653	20,254,249	6,224,045

NET ASSETS
Beginning of period	160,881,757	29,901,763	7,168,294	38,174,053	10,296,109
End of period	$212,748,573	$35,123,643	$11,052,947	$58,428,302	$16,520,154

Beginning units	8,849,895	1,889,435	352,377	1,663,510	437,489
Units issued	1,512,626	190,186	122,965	662,956	163,408
Units redeemed	(541,503)	(141,276)	(21,427)	(184,716)	(23,420)
Ending units	9,821,018	1,938,345	453,915	2,141,750	577,477

The accompanying notes are an integral part of these financial statements.
A71

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST AllianzGI World Trends Portfolio	AST BlackRock Global Strategies Portfolio	TOPS® Aggressive Growth ETF Portfolio (Class 2)	TOPS® Balanced ETF Portfolio (Class 2)	TOPS® Conservative ETF Portfolio (Class 2)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(14,029)	$(366,965)	$148,857	$198,660	$30,049
Capital gains distributions received	—	—	450,984	290,771	20,679
Net realized gain (loss) on shares redeemed	63,870	3,471,639	84,303	15,188	6,927
Net change in unrealized appreciation (depreciation) on investments	846,671	28,407,454	1,608,893	1,262,297	132,865
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	896,512	31,512,128	2,293,037	1,766,916	190,520

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,017,011	19,350,474	2,277,942	1,673,327	313,840
Policy loans	(57,559)	(4,102,420)	(42,369)	(49,016)	(28,824)
Policy loan repayments and interest	8,640	1,633,295	12,894	4,745	9,947
Surrenders, withdrawals and death benefits	(120,721)	(9,284,173)	(360,449)	(24,096)	(1,762)
Net transfers between other subaccounts
or fixed rate option	656,405	4,048,720	2,557,725	3,990,666	880,729
Miscellaneous transactions	387	(5,867)	2,114	360	123
Other charges	(508,939)	(9,286,976)	(1,079,940)	(1,104,276)	(192,425)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	995,224	2,353,053	3,367,917	4,491,710	981,628

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,891,736	33,865,181	5,660,954	6,258,626	1,172,148

NET ASSETS
Beginning of period	4,602,977	180,505,378	8,635,455	9,603,094	1,376,363
End of period	$6,494,713	$214,370,559	$14,296,409	$15,861,720	$2,548,511

Beginning units	240,782	13,714,235	596,718	844,208	124,636
Units issued	67,048	1,086,804	332,108	423,010	100,796
Units redeemed	(19,311)	(927,531)	(85,449)	(47,363)	(15,700)
Ending units	288,519	13,873,508	843,377	1,219,855	209,732

The accompanying notes are an integral part of these financial statements.
A72

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	TOPS® Growth ETF Portfolio (Class 2)	TOPS® Moderate Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	TOPS® Managed Risk Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$277,375	$343,922	$105,958	$158,338	$158,844
Capital gains distributions received	669,608	536,503	152,044	605,655	348,241
Net realized gain (loss) on shares redeemed	25,993	36,217	(517)	(19,582)	9,994
Net change in unrealized appreciation (depreciation) on investments	2,385,469	2,541,551	422,092	624,816	694,281
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,358,445	3,458,193	679,577	1,369,227	1,211,360

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,050,618	3,060,134	714,389	1,425,831	2,185,451
Policy loans	(130,176)	(33,726)	(17,422)	(33,351)	(30,107)
Policy loan repayments and interest	19,423	946,621	1,116	12,112	6,779
Surrenders, withdrawals and death benefits	(448,721)	(143,442)	(32,406)	(155,207)	(122,638)
Net transfers between other subaccounts
or fixed rate option	5,917,647	6,538,865	1,007,180	1,377,597	1,552,202
Miscellaneous transactions	3,495	597	(3,639)	85	(561)
Other charges	(1,772,971)	(1,646,099)	(522,045)	(792,629)	(847,527)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	7,639,315	8,722,950	1,147,173	1,834,438	2,743,599

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,997,760	12,181,143	1,826,750	3,203,665	3,954,959

NET ASSETS
Beginning of period	12,854,864	15,251,322	3,968,994	7,531,019	6,614,204
End of period	$23,852,624	$27,432,465	$5,795,744	$10,734,684	$10,569,163

Beginning units	934,525	1,195,783	318,737	585,311	511,227
Units issued	632,504	734,296	164,349	195,390	299,102
Units redeemed	(87,698)	(69,360)	(76,112)	(66,480)	(107,353)
Ending units	1,479,331	1,860,719	406,974	714,221	702,976
The accompanying notes are an integral part of these financial statements.
A73

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)	American Funds IS International Fund (Class 2)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$372,154	$1,199,561	$587,981	$5,936	$128,185
Capital gains distributions received	5,705,638	7,019,789	1,050,827	2,682,741	2,150,350
Net realized gain (loss) on shares redeemed	28,927	(1,014)	34,092	(2,026)	(92,186)
Net change in unrealized appreciation (depreciation) on investments	8,598,271	7,431,529	6,630,327	4,610,071	2,245,295
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	14,704,990	15,649,865	8,303,227	7,296,722	4,431,644

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,560,057	10,284,562	5,880,346	5,283,049	4,409,982
Policy loans	(336,964)	(297,261)	(249,575)	(194,022)	(76,255)
Policy loan repayments and interest	93,060	133,517	91,468	87,362	32,726
Surrenders, withdrawals and death benefits	(410,547)	(656,958)	(152,213)	(314,266)	(177,821)
Net transfers between other subaccounts
or fixed rate option	24,622,695	22,489,457	8,499,445	9,143,230	6,917,241
Miscellaneous transactions	220	(3,067)	(4,040)	2,398	(272)
Other charges	(4,861,031)	(5,459,266)	(2,844,569)	(2,536,219)	(2,056,346)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	28,667,490	26,490,984	11,220,862	11,471,532	9,049,255

TOTAL INCREASE (DECREASE) IN NET ASSETS	43,372,480	42,140,849	19,524,089	18,768,254	13,480,899

NET ASSETS
Beginning of period	36,243,688	50,175,303	32,038,928	19,265,302	16,500,054
End of period	$79,616,168	$92,316,152	$51,563,017	$38,033,556	$29,980,953

Beginning units	2,486,839	3,376,843	3,038,433	1,544,346	1,460,392
Units issued	1,807,081	1,678,873	1,260,889	853,681	772,774
Units redeemed	(91,452)	(123,671)	(320,647)	(53,545)	(69,373)
Ending units	4,202,468	4,932,045	3,978,675	2,344,482	2,163,793
The accompanying notes are an integral part of these financial statements.
A74

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Franklin Income VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$623,491	$76,674	$129,428	$16,995	$11,348
Capital gains distributions received	196,861	466,889	970,305	208,172	211,220
Net realized gain (loss) on shares redeemed	819	(26,160)	(59,872)	(6,578)	(1,787)
Net change in unrealized appreciation (depreciation) on investments	884,107	444,451	(318,629)	234,069	282,011
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,705,278	961,854	721,232	452,658	502,792

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,956,727	(3,372)	897,871	400,882	299,483
Policy loans	(157,503)	(25,762)	(55,747)	(7,899)	(19,111)
Policy loan repayments and interest	18,087	—	7,921	648	9,622
Surrenders, withdrawals and death benefits	(62,508)	(43,446)	(91,801)	(29,736)	(34,163)
Net transfers between other subaccounts
or fixed rate option	3,622,956	(78,881)	1,752,168	77,918	107,613
Miscellaneous transactions	503	(346)	2,038	(503)	(456)
Other charges	(1,098,087)	(275,744)	(500,075)	(126,735)	(104,828)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	4,280,175	(427,551)	2,012,375	314,575	258,160

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,985,453	534,303	2,733,607	767,233	760,952

NET ASSETS
Beginning of period	9,424,886	4,489,428	3,951,813	1,358,046	1,414,939
End of period	$15,410,339	$5,023,731	$6,685,420	$2,125,279	$2,175,891

Beginning units	857,554	419,904	399,778	97,577	83,595
Units issued	406,173	429	225,946	28,454	20,346
Units redeemed	(48,317)	(35,752)	(35,434)	(9,308)	(7,735)
Ending units	1,215,410	384,581	590,290	116,723	96,206
The accompanying notes are an integral part of these financial statements.
A75

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Hartford Dividend and Growth HLS Fund (Class IB)	Hartford Growth Opportunities HLS Fund (Class IB)	MFS® Total Return Bond Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Growth and Income Fund (Series I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$109,022	$(4,806)	$964,010	$420,354	$341,260
Capital gains distributions received	740,756	1,027,843	—	979,671	2,325,988
Net realized gain (loss) on shares redeemed	(18,021)	8,916	16,507	13,537	(46,622)
Net change in unrealized appreciation (depreciation) on investments	611,240	117,714	1,501,336	3,648,107	1,552,076
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,442,997	1,149,667	2,481,853	5,061,669	4,172,702

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,399,821	969,815	4,290,373	3,408,807	2,378,646
Policy loans	(116,738)	(58,511)	(98,513)	(75,005)	(33,260)
Policy loan repayments and interest	8,706	17,491	66,915	33,231	26,118
Surrenders, withdrawals and death benefits	(143,079)	(192,752)	(207,666)	(126,204)	(149,578)
Net transfers between other subaccounts
or fixed rate option	839,259	334,947	11,783,840	4,964,957	3,770,407
Miscellaneous transactions	(1,147)	21	785	3,198	(916)
Other charges	(433,753)	(353,833)	(2,468,407)	(1,746,273)	(1,522,764)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	1,553,069	717,178	13,367,327	6,462,711	4,468,653

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,996,066	1,866,845	15,849,180	11,524,380	8,641,355

NET ASSETS
Beginning of period	4,452,928	3,594,770	20,286,079	14,786,671	15,145,147
End of period	$7,448,994	$5,461,615	$36,135,259	$26,311,051	$23,786,502

Beginning units	288,219	205,107	1,912,989	1,211,045	1,236,940
Units issued	108,781	54,941	1,263,114	508,362	353,617
Units redeemed	(20,838)	(20,743)	(73,419)	(52,672)	(34,884)
Ending units	376,162	239,305	3,102,684	1,666,735	1,555,673
The accompanying notes are an integral part of these financial statements.
A76

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Fidelity® VIP Index 500 Portfolio (Service Class 2)	American Funds IS Blue Chip Income and Growth Fund (Class 2)	AST Small-Cap Growth Opportunities Portfolio	AST International Value Portfolio	Calvert VP EAFE International Index Portfolio (Class F)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$1,398,231	$340,557	$(9,873)	$(86,080)	$11,260
Capital gains distributions received	1,101,585	1,289,937	—	—	—
Net realized gain (loss) on shares redeemed	299,338	(38,026)	185,136	134,471	422
Net change in unrealized appreciation (depreciation) on investments	17,915,727	1,599,597	2,741,836	7,489,648	47,333
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	20,714,881	3,192,065	2,917,099	7,538,039	59,015

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,789,883	2,021,248	1,283,480	4,028,650	19,849
Policy loans	(183,131)	(115,867)	(246,359)	(709,643)	—
Policy loan repayments and interest	35,893	22,409	40,347	495,596	—
Surrenders, withdrawals and death benefits	(560,779)	(126,266)	(224,599)	(1,486,640)	(8)
Net transfers between other subaccounts
or fixed rate option	38,661,443	4,161,139	241,682	2,257,254	875,724
Miscellaneous transactions	58,625	(347)	(735)	(731)	265
Other charges	(5,817,394)	(1,289,303)	(508,570)	(1,911,442)	(23,232)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	39,984,540	4,673,013	585,246	2,673,044	872,598

TOTAL INCREASE (DECREASE) IN NET ASSETS	60,699,421	7,865,078	3,502,345	10,211,083	931,613

NET ASSETS
Beginning of period	52,696,728	13,126,836	7,812,510	37,130,633	29,549
End of period	$113,396,149	$20,991,914	$11,314,855	$47,341,716	$961,162

Beginning units	3,695,542	971,192	303,055	3,927,384	3,300
Units issued	2,516,636	375,320	35,935	529,913	87,083
Units redeemed	(127,476)	(63,767)	(17,000)	(277,795)	(1,446)
Ending units	6,084,702	1,282,745	321,990	4,179,502	88,937

The accompanying notes are an integral part of these financial statements.
A77

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Calvert VP NASDAQ 100 Index Portfolio (Class F)	Calvert VP S&P MidCap 400 Index Portfolio (Class F)
	1/1/2019	1/1/2019
	to	to
	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$4,391	$12,387
Capital gains distributions received	32,151	86,513
Net realized gain (loss) on shares redeemed	3,828	892
Net change in unrealized appreciation (depreciation) on investments	235,591	59,494
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	275,961	159,286

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	197,350	143,304
Policy loans	—	(24)
Policy loan repayments and interest	54	171
Surrenders, withdrawals and death benefits	(88)	(354)
Net transfers between other subaccounts
or fixed rate option	2,342,554	2,072,516
Miscellaneous transactions	117	(673)
Other charges	(142,572)	(94,136)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	2,397,415	2,120,804

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,673,376	2,280,090

NET ASSETS
Beginning of period	21,630	80,123
End of period	$2,695,006	$2,360,213

Beginning units	2,521	9,649
Units issued	232,376	219,360
Units redeemed	(7,178)	(2,249)
Ending units	227,719	226,760

The accompanying notes are an integral part of these financial statements.
A78

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
December 31, 2020

Note 1:    General

Pruco Life Variable Universal Account (the “Account”) was established under the laws of the State of Arizona on April 17, 1989 as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life. Proceeds from purchases of the variable universal life insurance contracts listed below (individually, a “contract” or "product" and collectively, the "contracts” or "products") are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

MPremier VUL (“MPVUL”)	Pruselect I ("CVUL 1")
M Premier VUL Protector (“MPVULP”)	Pruselect II ("CVUL 2")
PruLife Advisor Select ("VULPAS")	Pruselect III ("PS3")
PruLife Custom Premier (“PCP”)	Survivorship Variable Universal Life (“SVUL2”)
PruLife Custom Premier II (Base, 2014, 2015, 2019) ("PCP2")	Variable Universal Life Protector (Base, 2014, 2015, 2018)
PruLife SVUL Protector (Base, 2020) ("SVULP")	(“VULP”)

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contracts. The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio (Class I)	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
Prudential Diversified Bond Portfolio	(Series II)
Prudential Equity Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)
Prudential Flexible Managed Portfolio	SP Prudential U.S. Emerging Growth Portfolio (Class I)
Prudential Conservative Balanced Portfolio	Janus Henderson VIT Overseas Portfolio (Service Shares)
Prudential Value Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
Prudential High Yield Bond Portfolio	M Large Cap Growth Fund
Prudential Natural Resources Portfolio (Class I)	M Capital Appreciation Fund
Prudential Stock Index Portfolio	M International Equity Fund
Prudential Global Portfolio	M Large Cap Value Fund
Prudential Government Income Portfolio	ProFund VP Asia 30
Prudential Jennison Portfolio (Class I)	ProFund VP Basic Materials
Prudential Small Capitalization Stock Portfolio	ProFund VP Bear
T. Rowe Price International Stock Portfolio	ProFund VP Biotechnology
Janus Henderson VIT Research Portfolio (Institutional Shares)	ProFund VP UltraBull
MFS® Growth Series (Initial Class)	ProFund VP Consumer Services
American Century VP Value Fund (Class I)	ProFund VP Oil & Gas
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	ProFund VP Europe 30
American Century VP Disciplined Core Value Fund (Class I)	ProFund VP Financials
(formerly American Century VP Income &	ProFund VP Health Care
Growth Fund (Class I))	ProFund VP Japan
BNY Mellon Investment Portfolios, MidCap Stock Portfolio	ProFund VP Mid-Cap Growth
(Initial Shares)	ProFund VP Mid-Cap Value
BNY Mellon VIF, Opportunistic Small Cap Portfolio	ProFund VP Government Money Market
(Initial Shares)	ProFund VP NASDAQ-100
Prudential SP Small Cap Value Portfolio (Class I)	ProFund VP Pharmaceuticals
Prudential Jennison 20/20 Focus Portfolio (Class I)	ProFund VP Precious Metals
Goldman Sachs VIT Small Cap Equity Insights Fund	ProFund VP Real Estate
(Institutional Shares)	ProFund VP Short NASDAQ-100
Invesco V.I. Managed Volatility Fund (Series I)	ProFund VP Short Small-Cap**
Invesco V.I. Technology Fund (Series I)	ProFund VP Small-Cap
Janus Henderson VIT Enterprise Portfolio (Service Shares)	ProFund VP Small-Cap Growth
Janus Henderson VIT Balanced Portfolio (Service Shares)	ProFund VP Technology
A79

Note 1:    General (continued)

ProFund VP Telecommunications	TOPS® Balanced ETF Portfolio (Class 2)
ProFund VP U.S. Government Plus	TOPS® Conservative ETF Portfolio (Class 2)
ProFund VP UltraMid-Cap*	TOPS® Growth ETF Portfolio (Class 2)
ProFund VP UltraNASDAQ-100	TOPS® Moderate Growth ETF Portfolio (Class 2)
ProFund VP UltraSmall-Cap*	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)
ProFund VP Bull	TOPS® Managed Risk Growth ETF Portfolio (Class 2)
ProFund VP Utilities	TOPS® Managed Risk Moderate Growth ETF Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio	(Class 2)
AST Cohen & Steers Realty Portfolio	American Funds IS Growth Fund (Class 2)
AST J.P. Morgan Strategic Opportunities Portfolio	American Funds IS Growth-Income Fund (Class 2)
AST T. Rowe Price Large-Cap Value Portfolio	American Funds IS International Fund (Class 2)
AST Small-Cap Value Portfolio	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
AST Mid-Cap Growth Portfolio	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
AST Hotchkis & Wiley Large-Cap Value Portfolio	Franklin Income VIP Fund (Class 2)
AST Loomis Sayles Large-Cap Growth Portfolio	Franklin Mutual Shares VIP Fund (Class 2)
AST MFS Growth Portfolio	Templeton Growth VIP Fund (Class 2)
AST Small-Cap Growth Portfolio	Hartford Capital Appreciation HLS Fund (Class IB)
AST BlackRock Low Duration Bond Portfolio	Hartford Disciplined Equity HLS Fund (Class IB)
AST T. Rowe Price Natural Resources Portfolio	Hartford Dividend and Growth HLS Fund (Class IB)
AST MFS Global Equity Portfolio	Hartford Growth Opportunities HLS Fund (Class IB)***
AST J.P. Morgan International Equity Portfolio	MFS® Total Return Bond Series (Initial Class)
AST Templeton Global Bond Portfolio***	MFS® Value Series (Initial Class)
Neuberger Berman AMT Sustainable Equity Portfolio (Class S)	Invesco V.I. Growth and Income Fund (Series I)
American Century VP Mid Cap Value Fund (Class I)	Fidelity® VIP Index 500 Portfolio (Service Class 2)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	American Funds IS Blue Chip Income and Growth Fund
(Service Shares)	(Class 2)
BNY Mellon Investment Portfolios, MidCap Stock Portfolio	AST Small-Cap Growth Opportunities Portfolio
(Service Shares)	AST International Value Portfolio
MFS® Utilities Series (Initial Class)	Calvert VP EAFE International Index Portfolio (Class F)
AST BlackRock/Loomis Sayles Bond Portfolio	Calvert VP NASDAQ 100 Index Portfolio (Class F)
AST T. Rowe Price Asset Allocation Portfolio	Calvert VP S&P MidCap 400 Index Portfolio (Class F)
AST Wellington Management Hedged Equity Portfolio	AST Global Bond Portfolio
AST Balanced Asset Allocation Portfolio	ProFund VP Banks**
AST Preservation Asset Allocation Portfolio	ProFund VP Rising Rates Opportunity**
AST Fidelity Institutional AM℠ Quantitative Portfolio	ProFund VP Industrials**
AST Prudential Growth Allocation Portfolio	ProFund VP Consumer Goods**
AST Advanced Strategies Portfolio	ProFund VP Internet**
AST AllianzGI World Trends Portfolio	ProFund VP Semiconductor**
AST BlackRock Global Strategies Portfolio	ProFund VP Small-Cap Value**
TOPS® Aggressive Growth ETF Portfolio (Class 2)

*Subaccount was available for investment but had no assets as of December 31, 2020.
**     Subaccount was available for investment but had no assets as of December 31, 2020, and no activity during 2020.
*** Subaccount was no longer available for investment as of December 31, 2020.

The following table sets forth the dates at which mergers took place in the Account. The transfers from the removed subaccounts to the surviving subaccounts for the period ended December 31, 2020 are reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

Merger Date	Removed Portfolio	Surviving Portfolio
September 18, 2020	Hartford Growth Opportunities HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)
November 13, 2020	AST Templeton Global Bond Portfolio	AST Global Bond Portfolio
The Portfolios are open-end management investment companies, and each Portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the products and any optional benefits, if elected.
A80

Note 1:    General (continued)
COVID-19 - Beginning in the first quarter of 2020, the outbreak of the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets, and has adversely impacted, and may continue to adversely impact, the financial performance of the portfolios in which the subaccounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios, which may be materially adversely affected if the financial markets and/or the overall economy are impacted for an extended period.

Note 2:    Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the average cost method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:    Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2020, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

A81

Note 4:    Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2020 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio (Class I)	$657,633,231	$517,055,601
Prudential Diversified Bond Portfolio	93,642,656	26,852,652
Prudential Equity Portfolio (Class I)	14,270,824	7,937,807
Prudential Flexible Managed Portfolio	24,769,393	7,184,202
Prudential Conservative Balanced Portfolio	22,282,560	4,044,989
Prudential Value Portfolio (Class I)	15,122,154	6,841,430
Prudential High Yield Bond Portfolio	17,462,395	5,682,273
Prudential Natural Resources Portfolio (Class I)	2,351,025	1,071,096
Prudential Stock Index Portfolio	173,748,857	89,047,305
Prudential Global Portfolio	14,389,720	3,450,801
Prudential Government Income Portfolio	491,487	5,026,814
Prudential Jennison Portfolio (Class I)	50,918,206	32,091,832
Prudential Small Capitalization Stock Portfolio	3,424,517	5,370,644
T. Rowe Price International Stock Portfolio	1,285,643	6,190,160
Janus Henderson VIT Research Portfolio (Institutional Shares)	98,895	552,726
MFS® Growth Series (Initial Class)	1,459,507	1,385,967
American Century VP Value Fund (Class I)	320,707	1,224,296
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	292,644	349,814
American Century VP Disciplined Core Value Fund (Class I)	449,367	1,113,108
BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)	2,265,420	1,773,349
BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	705,376	299,477
Prudential SP Small Cap Value Portfolio (Class I)	28,697,496	6,228,303
Prudential Jennison 20/20 Focus Portfolio (Class I)	4,550,323	1,868,620
Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	6,080	5,007
Invesco V.I. Managed Volatility Fund (Series I)	2,308	603
Invesco V.I. Technology Fund (Series I)	10,976	8,410
Janus Henderson VIT Enterprise Portfolio (Service Shares)	268,661	508,854
Janus Henderson VIT Balanced Portfolio (Service Shares)	1,803,352	2,363,872
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series II)	—	5,342
Janus Henderson VIT Research Portfolio (Service Shares)	447,951	822,676
SP Prudential U.S. Emerging Growth Portfolio (Class I)	26,439,418	23,061,411
Janus Henderson VIT Overseas Portfolio (Service Shares)	1,111,641	1,297,909
Prudential SP International Growth Portfolio (Class I)	4,063,488	3,716,290
M Large Cap Growth Fund	306,978	1,451,429
M Capital Appreciation Fund	282,592	98,204
M International Equity Fund	278,131	293,189
M Large Cap Value Fund	367,634	1,133,878
A82

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
ProFund VP Asia 30	$216	$60
ProFund VP Basic Materials	75	23
ProFund VP Bear	2,020,432	2,019,878
ProFund VP Biotechnology	75	395
ProFund VP UltraBull	7,516,469	7,646,694
ProFund VP Consumer Services	—	494
ProFund VP Oil & Gas	—	20
ProFund VP Europe 30	706	264
ProFund VP Financials	75	28
ProFund VP Health Care	75	483
ProFund VP Japan	287	138
ProFund VP Mid-Cap Growth	150	60
ProFund VP Mid-Cap Value	150	50
ProFund VP Government Money Market	21,133,924	20,972,713
ProFund VP NASDAQ-100	357	2,037
ProFund VP Pharmaceuticals	75	28
ProFund VP Precious Metals	—	63
ProFund VP Real Estate	—	212
ProFund VP Short NASDAQ-100	2,020,431	2,014,600
ProFund VP Short Small-Cap	—	—
ProFund VP Small-Cap	—	578
ProFund VP Small-Cap Growth	882	245
ProFund VP Technology	75	51
ProFund VP Telecommunications	75	22
ProFund VP U.S. Government Plus	706	238
ProFund VP UltraMid-Cap	793,986	770,980
ProFund VP UltraNASDAQ-100	5,915,554	5,958,517
ProFund VP UltraSmall-Cap	1,025,640	1,039,428
ProFund VP Bull	1,959,042	1,947,844
ProFund VP Utilities	75	30
AST T. Rowe Price Large-Cap Growth Portfolio	54,666,066	9,295,748
AST Cohen & Steers Realty Portfolio	1,640,505	983,817
AST J.P. Morgan Strategic Opportunities Portfolio	2,941,366	1,402,810
AST T. Rowe Price Large-Cap Value Portfolio	11,381,808	2,375,968
AST Small-Cap Value Portfolio	1,426,987	632,655
AST Mid-Cap Growth Portfolio	15,947,212	3,450,467
AST Hotchkis & Wiley Large-Cap Value Portfolio	9,210,282	3,225,124
AST Loomis Sayles Large-Cap Growth Portfolio	6,689,051	3,363,688
AST MFS Growth Portfolio	32,007,853	3,677,291
AST Small-Cap Growth Portfolio	6,918,838	6,897,823
AST BlackRock Low Duration Bond Portfolio	26,216,218	16,240,550
AST T. Rowe Price Natural Resources Portfolio	1,881,440	1,101,025
AST MFS Global Equity Portfolio	16,263,486	2,400,598
AST J.P. Morgan International Equity Portfolio	17,198,241	3,042,654
AST Templeton Global Bond Portfolio	2,904,996	13,727,665
Neuberger Berman AMT Sustainable Equity Portfolio (Class S)	1,875,460	464,539
A83

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
American Century VP Mid Cap Value Fund (Class I)	$1,574,396	$709,896
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)	4,402,252	1,846,024
BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)	5,522,964	4,793,388
MFS® Utilities Series (Initial Class)	7,002,661	1,837,165
AST BlackRock/Loomis Sayles Bond Portfolio	11,098,952	6,288,724
AST T. Rowe Price Asset Allocation Portfolio	19,122,746	2,641,873
AST Wellington Management Hedged Equity Portfolio	9,105,032	9,587,599
AST Balanced Asset Allocation Portfolio	38,398,053	12,407,995
AST Preservation Asset Allocation Portfolio	5,211,102	3,516,180
AST Fidelity Institutional AM℠ Quantitative Portfolio	3,161,355	1,000,458
AST Prudential Growth Allocation Portfolio	16,245,254	4,296,239
AST Advanced Strategies Portfolio	4,980,742	1,056,568
AST AllianzGI World Trends Portfolio	2,599,380	680,761
AST BlackRock Global Strategies Portfolio	18,217,226	17,183,920
TOPS® Aggressive Growth ETF Portfolio (Class 2)	11,979,222	1,489,735
TOPS® Balanced ETF Portfolio (Class 2)	9,946,856	1,982,359
TOPS® Conservative ETF Portfolio (Class 2)	2,703,053	1,428,890
TOPS® Growth ETF Portfolio (Class 2)	14,125,095	1,930,987
TOPS® Moderate Growth ETF Portfolio (Class 2)	13,363,327	2,188,362
TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	2,140,237	1,022,199
TOPS® Managed Risk Growth ETF Portfolio (Class 2)	6,759,575	1,084,904
TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)	5,284,852	1,468,104
American Funds IS Growth Fund (Class 2)	42,293,204	3,817,398
American Funds IS Growth-Income Fund (Class 2)	44,132,924	8,394,793
American Funds IS International Fund (Class 2)	23,356,583	3,432,957
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	15,787,523	1,952,835
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	13,752,686	2,196,756
Franklin Income VIP Fund (Class 2)	5,148,465	731,008
Franklin Mutual Shares VIP Fund (Class 2)	—	449,071
Templeton Growth VIP Fund (Class 2)	2,208,737	568,234
Hartford Capital Appreciation HLS Fund (Class IB)	424,828	141,593
Hartford Disciplined Equity HLS Fund (Class IB)	8,085,556	819,371
Hartford Dividend and Growth HLS Fund (Class IB)	2,068,328	1,296,678
Hartford Growth Opportunities HLS Fund (Class IB)	820,855	8,426,980
MFS® Total Return Bond Series (Initial Class)	21,004,628	2,315,933
MFS® Value Series (Initial Class)	10,713,706	1,046,526
Invesco V.I. Growth and Income Fund (Series I)	4,295,645	1,073,510
Fidelity® VIP Index 500 Portfolio (Service Class 2)	86,878,118	7,939,576
American Funds IS Blue Chip Income and Growth Fund (Class 2)	8,356,746	1,374,227
AST Small-Cap Growth Opportunities Portfolio	1,262,190	1,203,182
AST International Value Portfolio	13,604,901	3,387,682
Calvert VP EAFE International Index Portfolio (Class F)	2,261,458	236,160
Calvert VP NASDAQ 100 Index Portfolio (Class F)	10,963,534	560,928
Calvert VP S&P MidCap 400 Index Portfolio (Class F)	5,091,655	262,784
AST Global Bond Portfolio	13,516,425	68,628

A84

Note 6:    Related Party Transactions
The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC ("PGIM Investments"), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and QMA LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of The Prudential Series Fund and the Advanced Series Trust. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of Prudential Financial violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.
A85

Note 7:    Financial Highlights

Pruco Life sells a number of variable life insurance products that are funded through the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Pruco Life and funded through the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available contract options offered by Pruco Life.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio (Class I)
December 31, 2020	111,728	$1.14	to	$12.33	$349,363	0.24%	0.00%	to	0.90%	-0.62%	to	0.30%
December 31, 2019	93,850	$1.14	to	$12.29	$208,171	1.89%	0.00%	to	0.90%	0.25%	to	1.92%
December 31, 2018	81,635	$1.13	to	$12.06	$161,028	1.52%	0.00%	to	0.90%	0.58%	to	1.53%
December 31, 2017	97,242	$1.12	to	$11.88	$181,537	0.57%	0.00%	to	0.90%	-0.32%	to	0.56%
December 31, 2016	101,403	$1.13	to	$11.81	$177,967	0.10%	0.00%	to	0.90%	-0.78%	to	0.09%

	Prudential Diversified Bond Portfolio
December 31, 2020	57,023	$2.66	to	$26.76	$298,258	0.00%	0.00%	to	0.90%	4.85%	to	8.45%
December 31, 2019	45,749	$2.45	to	$24.67	$210,514	0.00%	0.00%	to	0.90%	0.43%	to	10.90%
December 31, 2018	44,192	$2.22	to	$22.25	$178,093	0.00%	0.00%	to	0.90%	-1.05%	to	0.45%
December 31, 2017	41,154	$2.22	to	$22.28	$151,534	0.00%	0.00%	to	0.90%	3.95%	to	7.00%
December 31, 2016	39,905	$2.08	to	$20.82	$136,341	0.00%	0.00%	to	0.90%	4.65%	to	5.59%

	Prudential Equity Portfolio (Class I)
December 31, 2020	29,185	$3.88	to	$49.77	$162,375	0.00%	0.00%	to	0.90%	27.85%	to	29.85%
December 31, 2019	29,364	$3.03	to	$38.59	$119,101	0.00%	0.00%	to	0.90%	9.52%	to	28.89%
December 31, 2018	29,983	$2.37	to	$29.94	$91,958	0.00%	0.00%	to	0.90%	-13.03%	to	-4.85%
December 31, 2017	30,912	$2.52	to	$31.46	$98,864	0.00%	0.00%	to	0.90%	24.66%	to	25.78%
December 31, 2016	31,354	$2.02	to	$25.02	$78,810	0.00%	0.00%	to	0.90%	2.85%	to	3.77%

	Prudential Flexible Managed Portfolio
December 31, 2020	3,570	$2.94	to	$33.44	$86,513	0.00%	0.20%	to	0.90%	8.61%	to	12.99%
December 31, 2019	3,032	$2.71	to	$30.59	$61,370	0.00%	0.20%	to	0.90%	6.03%	to	19.63%
December 31, 2018	2,598	$2.28	to	$25.58	$39,311	0.00%	0.20%	to	0.90%	-8.20%	to	-4.37%
December 31, 2017	2,374	$2.40	to	$26.76	$30,419	0.00%	0.20%	to	0.90%	9.55%	to	14.75%
December 31, 2016	2,263	$2.11	to	$23.34	$21,036	0.00%	0.20%	to	0.90%	7.55%	to	8.30%

	Prudential Conservative Balanced Portfolio
December 31, 2020	3,071	$2.79	to	$30.08	$62,477	0.00%	0.10%	to	0.90%	10.44%	to	12.36%
December 31, 2019	2,420	$2.53	to	$27.06	$38,402	0.00%	0.10%	to	0.90%	8.57%	to	18.25%
December 31, 2018	6,712	$2.15	to	$22.89	$52,228	0.00%	0.20%	to	0.90%	-5.91%	to	-2.66%
December 31, 2017	7,399	$2.23	to	$23.53	$52,591	0.00%	0.20%	to	0.90%	7.43%	to	12.15%
December 31, 2016	9,993	$2.00	to	$20.99	$58,288	0.00%	0.20%	to	0.90%	6.32%	to	7.06%

	Prudential Value Portfolio (Class I)
December 31, 2020	6,725	$3.41	to	$23.34	$104,186	0.00%	0.00%	to	0.90%	2.66%	to	20.80%
December 31, 2019	6,248	$3.32	to	$22.53	$91,589	0.00%	0.00%	to	0.90%	8.25%	to	26.06%
December 31, 2018	6,372	$2.66	to	$17.87	$71,489	0.00%	0.00%	to	0.90%	-12.66%	to	-9.88%
December 31, 2017	7,199	$2.97	to	$19.83	$81,999	0.00%	0.00%	to	0.90%	15.95%	to	16.99%
December 31, 2016	7,320	$2.56	to	$16.95	$70,650	0.00%	0.00%	to	0.90%	10.40%	to	11.39%

	Prudential High Yield Bond Portfolio
December 31, 2020	17,414	$3.30	to	$33.86	$94,004	0.00%	0.00%	to	0.90%	6.14%	to	10.80%
December 31, 2019	16,284	$3.11	to	$31.61	$75,939	0.00%	0.00%	to	0.90%	3.54%	to	16.33%
December 31, 2018	15,646	$2.70	to	$27.17	$59,035	2.60%	0.00%	to	0.90%	-3.59%	to	-1.26%
December 31, 2017	14,713	$2.75	to	$27.52	$50,184	6.15%	0.00%	to	0.90%	3.30%	to	7.80%
December 31, 2016	14,353	$2.55	to	$25.53	$42,565	6.47%	0.00%	to	0.90%	15.21%	to	16.24%

A86

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Natural Resources Portfolio (Class I)
December 31, 2020	2,511	$6.28	to	$11.35	$15,934	0.00%	0.00%	to	0.60%	11.61%	to	12.28%
December 31, 2019	2,238	$5.60	to	$10.13	$12,686	0.00%	0.00%	to	0.60%	-4.77%	to	10.69%
December 31, 2018	2,103	$5.07	to	$9.18	$10,866	0.00%	0.00%	to	0.60%	-18.56%	to	-18.07%
December 31, 2017	2,040	$6.19	to	$11.23	$12,946	0.00%	0.00%	to	0.60%	-0.78%	to	-0.19%
December 31, 2016	1,879	$6.21	to	$11.28	$11,950	0.00%	0.00%	to	0.59%	24.62%	to	25.36%

	Prudential Stock Index Portfolio
December 31, 2020	133,625	$3.09	to	$47.30	$1,016,539	0.00%	0.00%	to	0.90%	17.02%	to	23.19%
December 31, 2019	136,306	$2.64	to	$40.06	$778,614	0.00%	0.00%	to	0.90%	9.26%	to	31.07%
December 31, 2018	134,383	$2.04	to	$30.56	$561,309	0.00%	0.00%	to	0.90%	-11.79%	to	-4.61%
December 31, 2017	135,770	$2.15	to	$32.04	$577,731	1.57%	0.00%	to	0.90%	13.08%	to	21.46%
December 31, 2016	137,202	$1.79	to	$26.38	$470,672	1.84%	0.00%	to	0.90%	10.84%	to	11.83%

	Prudential Global Portfolio
December 31, 2020	13,918	$2.20	to	$39.80	$67,125	0.00%	0.00%	to	0.90%	14.80%	to	24.28%
December 31, 2019	12,735	$1.91	to	$34.36	$47,096	0.00%	0.00%	to	0.90%	8.90%	to	30.39%
December 31, 2018	12,527	$1.48	to	$26.35	$32,748	0.00%	0.00%	to	0.90%	-12.16%	to	-7.31%
December 31, 2017	12,342	$1.61	to	$28.43	$31,952	0.00%	0.00%	to	0.90%	23.72%	to	24.84%
December 31, 2016	12,302	$1.30	to	$22.77	$25,060	0.00%	0.00%	to	0.90%	3.52%	to	4.44%

	Prudential Government Income Portfolio
December 31, 2020	17,434	$4.67	to	$4.67	$81,370	0.00%	0.60%	to	0.60%	6.52%	to	6.52%
December 31, 2019	18,312	$4.38	to	$4.38	$80,236	0.00%	0.60%	to	0.60%	5.98%	to	5.98%
December 31, 2018	14,778	$4.13	to	$4.13	$61,100	0.00%	0.60%	to	0.60%	0.03%	to	0.03%
December 31, 2017	17,642	$4.13	to	$4.13	$72,918	0.00%	0.60%	to	0.60%	2.32%	to	2.32%
December 31, 2016	11,034	$4.04	to	$4.04	$44,572	0.00%	0.60%	to	0.60%	1.56%	to	1.56%

	Prudential Jennison Portfolio (Class I)
December 31, 2020	39,930	$3.89	to	$81.82	$321,969	0.00%	0.00%	to	0.90%	36.86%	to	56.20%
December 31, 2019	39,457	$2.51	to	$52.38	$191,099	0.00%	0.00%	to	0.90%	10.77%	to	33.34%
December 31, 2018	40,408	$1.90	to	$39.28	$138,583	0.00%	0.00%	to	0.90%	-12.85%	to	-0.78%
December 31, 2017	40,830	$1.93	to	$39.59	$133,330	0.00%	0.00%	to	0.90%	18.64%	to	36.69%
December 31, 2016	42,070	$1.43	to	$28.96	$98,075	0.00%	0.00%	to	0.90%	-1.78%	to	-0.90%

	Prudential Small Capitalization Stock Portfolio
December 31, 2020	3,403	$11.78	to	$33.90	$51,426	0.00%	0.00%	to	0.60%	10.33%	to	10.99%
December 31, 2019	3,680	$10.67	to	$30.54	$48,064	0.00%	0.00%	to	0.60%	6.62%	to	22.42%
December 31, 2018	3,929	$8.77	to	$24.95	$40,780	0.00%	0.00%	to	0.60%	-9.27%	to	-8.72%
December 31, 2017	3,902	$9.67	to	$27.33	$44,031	0.00%	0.00%	to	0.60%	12.33%	to	13.00%
December 31, 2016	4,132	$8.61	to	$24.19	$40,470	0.00%	0.00%	to	0.60%	25.75%	to	26.50%

	T. Rowe Price International Stock Portfolio
December 31, 2020	17,037	$1.81	to	$2.36	$39,549	0.58%	0.20%	to	0.90%	13.43%	to	14.22%
December 31, 2019	19,186	$1.60	to	$2.07	$39,232	2.37%	0.20%	to	0.90%	26.63%	to	27.52%
December 31, 2018	22,353	$1.26	to	$1.63	$36,033	1.35%	0.20%	to	0.90%	-14.98%	to	-14.37%
December 31, 2017	22,877	$1.48	to	$1.91	$43,157	1.09%	0.20%	to	0.90%	26.74%	to	27.63%
December 31, 2016	23,920	$1.17	to	$1.50	$35,577	1.07%	0.20%	to	0.90%	1.22%	to	1.93%

	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2020	1,394	$2.64	to	$3.65	$3,797	0.54%	0.20%	to	0.90%	31.77%	to	32.69%
December 31, 2019	1,561	$2.00	to	$2.76	$3,262	0.46%	0.20%	to	0.90%	34.31%	to	35.25%
December 31, 2018	1,566	$1.49	to	$2.05	$2,437	0.55%	0.20%	to	0.90%	-3.45%	to	-2.77%
December 31, 2017	1,748	$1.54	to	$2.12	$2,811	0.39%	0.20%	to	0.90%	26.74%	to	27.63%
December 31, 2016	1,891	$1.22	to	$1.67	$2,383	0.51%	0.20%	to	0.90%	-0.40%	to	0.30%
A87

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® Growth Series (Initial Class)
December 31, 2020	2,148	$3.00	to	$5.07	$8,689	0.00%	0.20%	to	0.90%	30.69%	to	31.59%
December 31, 2019	2,071	$2.30	to	$3.87	$6,383	0.00%	0.20%	to	0.90%	36.92%	to	37.87%
December 31, 2018	2,119	$1.68	to	$2.82	$4,839	0.09%	0.20%	to	0.90%	1.75%	to	2.46%
December 31, 2017	2,065	$1.65	to	$2.76	$4,561	0.11%	0.20%	to	0.90%	30.23%	to	31.14%
December 31, 2016	2,065	$1.27	to	$2.11	$3,363	0.04%	0.20%	to	0.90%	1.53%	to	2.24%

	American Century VP Value Fund (Class I)
December 31, 2020	1,261	$3.98	to	$4.76	$5,385	2.33%	0.20%	to	0.90%	0.08%	to	0.78%
December 31, 2019	1,505	$3.96	to	$4.72	$6,412	2.12%	0.20%	to	0.90%	25.90%	to	26.78%
December 31, 2018	1,590	$3.14	to	$3.72	$5,379	1.66%	0.20%	to	0.90%	-9.97%	to	-9.33%
December 31, 2017	1,603	$3.48	to	$4.11	$6,024	1.66%	0.20%	to	0.90%	7.78%	to	8.53%
December 31, 2016	1,683	$3.22	to	$3.78	$5,848	1.69%	0.20%	to	0.90%	19.41%	to	20.24%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2020	988	$3.27	to	$3.67	$3,242	0.00%	0.20%	to	0.90%	53.71%	to	54.78%
December 31, 2019	994	$2.13	to	$2.37	$2,137	0.00%	0.20%	to	0.90%	30.27%	to	31.18%
December 31, 2018	1,190	$1.63	to	$1.81	$1,988	0.00%	0.20%	to	0.90%	-6.22%	to	-5.56%
December 31, 2017	1,262	$1.74	to	$1.91	$2,244	0.00%	0.20%	to	0.90%	20.31%	to	21.16%
December 31, 2016	1,871	$1.45	to	$1.58	$2,802	0.00%	0.20%	to	0.90%	3.24%	to	3.96%

	American Century VP Disciplined Core Value Fund (Class I)
December 31, 2020	131	$3.24	to	$3.24	$425	2.38%	0.20%	to	0.20%	11.59%	to	11.59%
December 31, 2019	344	$2.90	to	$2.90	$997	2.09%	0.20%	to	0.20%	23.70%	to	23.70%
December 31, 2018	344	$2.34	to	$2.34	$806	1.92%	0.20%	to	0.20%	-7.05%	to	-7.05%
December 31, 2017	349	$2.52	to	$2.52	$880	2.32%	0.20%	to	0.20%	20.25%	to	20.25%
December 31, 2016	570	$2.10	to	$2.10	$1,195	2.35%	0.20%	to	0.20%	13.26%	to	13.26%

	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
December 31, 2020	1,285	$3.82	to	$3.82	$4,909	0.79%	0.20%	to	0.20%	7.89%	to	7.89%
December 31, 2019	1,123	$3.54	to	$3.54	$3,977	0.63%	0.20%	to	0.20%	19.94%	to	19.94%
December 31, 2018	1,103	$2.95	to	$2.95	$3,258	0.57%	0.20%	to	0.20%	-15.66%	to	-15.66%
December 31, 2017	1,034	$3.50	to	$3.50	$3,621	1.26%	0.20%	to	0.20%	15.15%	to	15.15%
December 31, 2016	644	$3.04	to	$3.04	$1,959	1.31%	0.20%	to	0.20%	15.24%	to	15.24%

	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)
December 31, 2020	989	$1.55	to	$1.55	$1,536	0.39%	0.20%	to	0.20%	19.65%	to	19.65%
December 31, 2019	505	$1.30	to	$1.30	$656	0.00%	0.20%	to	0.20%	21.54%	to	21.54%
December 31, 2018	507	$1.07	to	$1.07	$542	0.00%	0.20%	to	0.20%	-19.23%	to	-19.23%
December 31, 2017	532	$1.32	to	$1.32	$704	0.00%	0.20%	to	0.20%	24.42%	to	24.42%
December 31, 2016	1,690	$1.06	to	$1.06	$1,797	0.00%	0.20%	to	0.20%	16.84%	to	16.84%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2020	23,602	$3.49	to	$37.23	$138,800	0.00%	0.00%	to	0.90%	0.99%	to	34.94%
December 31, 2019	21,311	$3.46	to	$36.54	$109,038	0.00%	0.00%	to	0.90%	5.61%	to	22.79%
December 31, 2018	20,845	$2.84	to	$29.76	$81,039	0.00%	0.00%	to	0.90%	-18.54%	to	-13.79%
December 31, 2017	20,759	$3.32	to	$34.52	$87,405	0.00%	0.00%	to	0.90%	9.76%	to	12.19%
December 31, 2016	20,975	$2.99	to	$30.77	$76,691	0.00%	0.00%	to	0.90%	24.34%	to	25.45%

	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2020	1,058	$21.28	to	$34.78	$30,376	0.00%	0.00%	to	0.25%	30.60%	to	30.92%
December 31, 2019	898	$16.29	to	$26.56	$20,683	0.00%	0.00%	to	0.25%	10.14%	to	28.93%
December 31, 2018	781	$12.67	to	$20.60	$14,419	0.00%	0.00%	to	0.25%	-13.00%	to	-5.35%
December 31, 2017	685	$13.42	to	$21.77	$13,981	0.00%	0.00%	to	0.25%	29.96%	to	30.28%
December 31, 2016	646	$10.32	to	$16.71	$10,266	0.00%	0.00%	to	0.25%	1.36%	to	1.61%

	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)
December 31, 2020	68	$4.24	to	$4.24	$288	0.24%	0.20%	to	0.20%	8.36%	to	8.36%
December 31, 2019	67	$3.92	to	$3.92	$263	0.34%	0.20%	to	0.20%	24.59%	to	24.59%
December 31, 2018	110	$3.14	to	$3.14	$347	0.46%	0.20%	to	0.20%	-8.80%	to	-8.80%
December 31, 2017	112	$3.45	to	$3.45	$386	0.56%	0.20%	to	0.20%	11.34%	to	11.34%
December 31, 2016	111	$3.10	to	$3.10	$344	1.20%	0.20%	to	0.20%	22.96%	to	22.96%
A88

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Invesco V.I. Managed Volatility Fund (Series I)
December 31, 2020	24	$2.12	to	$2.12	$51	2.20%	0.20%	to	0.20%	-1.69%	to	-1.69%
December 31, 2019	23	$2.16	to	$2.16	$50	1.16%	0.20%	to	0.20%	18.35%	to	18.35%
December 31, 2018	29	$1.82	to	$1.82	$53	1.45%	0.20%	to	0.20%	-11.18%	to	-11.18%
December 31, 2017	51	$2.05	to	$2.05	$105	1.35%	0.20%	to	0.20%	10.34%	to	10.34%
December 31, 2016	49	$1.86	to	$1.86	$92	1.97%	0.20%	to	0.20%	10.40%	to	10.40%

	Invesco V.I. Technology Fund (Series I)
December 31, 2020	370	$1.44	to	$1.44	$531	0.00%	0.20%	to	0.20%	45.82%	to	45.82%
December 31, 2019	366	$0.98	to	$0.98	$360	0.00%	0.20%	to	0.20%	35.61%	to	35.61%
December 31, 2018	1,391	$0.73	to	$0.73	$1,010	0.00%	0.20%	to	0.20%	-0.66%	to	-0.66%
December 31, 2017	1,480	$0.73	to	$0.73	$1,081	0.00%	0.20%	to	0.20%	34.85%	to	34.85%
December 31, 2016	1,778	$0.54	to	$0.54	$963	0.00%	0.20%	to	0.20%	-0.93%	to	-0.93%

	Janus Henderson VIT Enterprise Portfolio (Service Shares)
December 31, 2020	366	$3.28	to	$3.28	$1,203	0.04%	0.20%	to	0.20%	18.95%	to	18.95%
December 31, 2019	449	$2.76	to	$2.76	$1,239	0.05%	0.20%	to	0.20%	34.89%	to	34.89%
December 31, 2018	417	$2.05	to	$2.05	$853	0.14%	0.20%	to	0.20%	-0.86%	to	-0.86%
December 31, 2017	377	$2.06	to	$2.06	$779	0.62%	0.20%	to	0.20%	26.83%	to	26.83%
December 31, 2016	225	$1.63	to	$1.63	$366	0.77%	0.20%	to	0.20%	11.88%	to	11.88%

	Janus Henderson VIT Balanced Portfolio (Service Shares)
December 31, 2020	192	$4.00	to	$4.00	$770	1.81%	0.20%	to	0.20%	13.80%	to	13.80%
December 31, 2019	357	$3.52	to	$3.52	$1,256	1.47%	0.20%	to	0.20%	22.03%	to	22.03%
December 31, 2018	436	$2.88	to	$2.88	$1,257	1.61%	0.20%	to	0.20%	0.23%	to	0.23%
December 31, 2017	565	$2.87	to	$2.87	$1,625	1.40%	0.20%	to	0.20%	17.90%	to	17.90%
December 31, 2016	544	$2.44	to	$2.44	$1,327	2.14%	0.20%	to	0.20%	4.12%	to	4.12%

	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series II)
December 31, 2020	21	$2.51	to	$2.51	$53	0.00%	0.20%	to	0.20%	39.96%	to	39.96%
December 31, 2019	24	$1.80	to	$1.80	$43	0.00%	0.20%	to	0.20%	38.73%	to	38.73%
December 31, 2018	29	$1.29	to	$1.29	$37	0.00%	0.20%	to	0.20%	-6.49%	to	-6.49%
December 31, 2017	32	$1.38	to	$1.38	$44	0.00%	0.20%	to	0.20%	28.19%	to	28.19%
December 31, 2016	38	$1.08	to	$1.08	$41	0.00%	0.20%	to	0.20%	1.88%	to	1.88%

	Janus Henderson VIT Research Portfolio (Service Shares)
December 31, 2020	1,856	$4.04	to	$4.04	$7,506	0.35%	0.25%	to	0.25%	32.24%	to	32.24%
December 31, 2019	1,954	$3.06	to	$3.06	$5,974	0.31%	0.25%	to	0.25%	34.89%	to	34.89%
December 31, 2018	2,039	$2.27	to	$2.27	$4,622	0.35%	0.25%	to	0.25%	-3.08%	to	-3.08%
December 31, 2017	2,294	$2.34	to	$2.34	$5,366	0.24%	0.25%	to	0.25%	27.24%	to	27.24%
December 31, 2016	2,537	$1.84	to	$1.84	$4,664	0.38%	0.25%	to	0.25%	0.02%	to	0.02%

	SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2020	24,451	$5.90	to	$79.79	$200,436	0.00%	0.00%	to	0.90%	35.44%	to	47.47%
December 31, 2019	25,000	$4.04	to	$54.11	$133,656	0.00%	0.00%	to	0.90%	10.22%	to	37.71%
December 31, 2018	25,487	$2.96	to	$39.29	$95,018	0.00%	0.00%	to	0.90%	-13.48%	to	-7.84%
December 31, 2017	25,778	$3.24	to	$42.63	$100,433	0.00%	0.00%	to	0.90%	21.35%	to	22.43%
December 31, 2016	26,137	$2.67	to	$34.82	$81,059	0.00%	0.00%	to	0.90%	3.39%	to	4.32%

	Janus Henderson VIT Overseas Portfolio (Service Shares)
December 31, 2020	1,440	$2.21	to	$15.47	$9,688	1.24%	0.00%	to	0.25%	15.73%	to	16.02%
December 31, 2019	1,455	$1.91	to	$13.37	$8,489	1.87%	0.00%	to	0.25%	10.91%	to	26.71%
December 31, 2018	1,455	$1.51	to	$10.58	$6,368	1.63%	0.00%	to	0.25%	-15.35%	to	-15.14%
December 31, 2017	1,456	$1.78	to	$12.50	$8,013	1.59%	0.00%	to	0.25%	30.48%	to	30.80%
December 31, 2016	1,294	$1.36	to	$9.58	$4,997	5.05%	0.00%	to	0.25%	-6.94%	to	-6.71%

	Prudential SP International Growth Portfolio (Class I)
December 31, 2020	11,212	$3.01	to	$38.38	$45,521	0.00%	0.00%	to	0.90%	30.94%	to	32.11%
December 31, 2019	11,167	$2.30	to	$29.05	$34,209	0.00%	0.00%	to	0.90%	12.13%	to	32.38%
December 31, 2018	11,257	$1.75	to	$21.94	$26,463	0.00%	0.00%	to	0.90%	-13.59%	to	-12.81%
December 31, 2017	11,071	$2.03	to	$25.17	$29,635	0.00%	0.00%	to	0.90%	34.60%	to	35.81%
December 31, 2016	10,783	$1.51	to	$18.53	$21,057	0.00%	0.00%	to	0.90%	-4.44%	to	-3.58%

A89

Note 7:    Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)		Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	M Large Cap Growth Fund
December 31, 2020	92		$23.34	to	$65.05	$4,458		0.00%	0.00%	to	0.25%	28.57%	to	28.89%
December 31, 2019	122		$18.15	to	$50.47	$4,566		0.00%	0.00%	to	0.25%	35.75%	to	36.09%
December 31, 2018	126		$13.37	to	$37.09	$3,787		0.00%	0.00%	to	0.25%	-5.19%	to	-4.95%
December 31, 2017	110		$14.10	to	$39.02	$4,027		0.00%	0.00%	to	0.25%	38.63%	to	38.97%
December 31, 2016	123		$10.17	to	$28.08	$3,310		0.00%	0.00%	to	0.25%	-2.56%	to	-2.32%

	M Capital Appreciation Fund
December 31, 2020	67		$18.34	to	$55.39	$2,351		0.00%	0.00%	to	0.25%	17.43%	to	17.73%
December 31, 2019	58		$15.62	to	$47.05	$1,781		0.35%	0.00%	to	0.25%	28.53%	to	28.85%
December 31, 2018	49		$12.15	to	$36.51	$1,299		0.32%	0.00%	to	0.25%	-14.36%	to	-14.15%
December 31, 2017	39		$14.19	to	$42.53	$1,386		0.00%	0.00%	to	0.25%	18.72%	to	19.02%
December 31, 2016	48		$11.95	to	$35.74	$1,502		0.00%	0.00%	to	0.25%	20.76%	to	21.06%

	M International Equity Fund
December 31, 2020	146		$12.60	to	$21.70	$2,705		1.69%	0.00%	to	0.25%	8.63%	to	8.90%
December 31, 2019	142		$11.60	to	$19.93	$2,488		3.26%	0.00%	to	0.25%	20.03%	to	20.32%
December 31, 2018	102		$9.66	to	$16.56	$1,521		1.48%	0.00%	to	0.25%	-20.77%	to	-20.57%
December 31, 2017	103		$12.20	to	$20.85	$2,053		1.69%	0.00%	to	0.25%	23.74%	to	24.05%
December 31, 2016	109		$9.86	to	$16.81	$1,737		1.34%	0.00%	to	0.25%	-0.30%	to	-0.05%

	M Large Cap Value Fund
December 31, 2020	114		$13.16	to	$31.66	$2,761		2.11%	0.00%	to	0.25%	-3.40%	to	-3.16%
December 31, 2019	143		$13.62	to	$32.69	$3,570		1.87%	0.00%	to	0.25%	21.21%	to	21.52%
December 31, 2018	125		$11.24	to	$26.90	$2,708		1.56%	0.00%	to	0.25%	-12.29%	to	-12.07%
December 31, 2017	95		$12.81	to	$30.60	$2,727		1.55%	0.00%	to	0.25%	14.71%	to	14.99%
December 31, 2016	107		$11.17	to	$26.61	$2,683		2.01%	0.00%	to	0.25%	9.37%	to	9.64%

	ProFund VP Asia 30
December 31, 2020	1		$5.50	to	$5.50	$5		1.12%	0.25%	to	0.25%	35.21%	to	35.21%
December 31, 2019	1		$4.07	to	$4.07	$3		0.25%	0.25%	to	0.25%	25.99%	to	25.99%
December 31, 2018	1		$3.23	to	$3.23	$2		0.47%	0.25%	to	0.25%	-18.80%	to	-18.80%
December 31, 2017	1		$3.98	to	$3.98	$3		0.00%	0.25%	to	0.25%	32.54%	to	32.54%
December 31, 2016	1		$3.00	to	$3.00	$2		1.19%	0.25%	to	0.25%	0.39%	to	0.39%

	ProFund VP Basic Materials
December 31, 2020	—	(1)	$3.51	to	$3.51	$1		0.70%	0.25%	to	0.25%	16.20%	to	16.20%
December 31, 2019	—	(1)	$3.02	to	$3.02	$1		0.35%	0.25%	to	0.25%	17.43%	to	17.43%
December 31, 2018	—	(1)	$2.58	to	$2.58	$1		0.38%	0.25%	to	0.25%	-17.86%	to	-17.86%
December 31, 2017	—	(1)	$3.14	to	$3.14	$1		0.42%	0.25%	to	0.25%	22.65%	to	22.65%
December 31, 2016	—	(1)	$2.56	to	$2.56	$1		0.42%	0.25%	to	0.25%	18.20%	to	18.20%

	ProFund VP Bear
December 31, 2020	1		$0.10	to	$0.10	$—	(1)	0.00%	0.25%	to	0.25%	-25.80%	to	-25.80%
December 31, 2019	—		$0.13	to	$0.13	$—		0.00%	0.25%	to	0.25%	-23.10%	to	-23.10%
December 31, 2018	—		$0.17	to	$0.17	$—		0.00%	0.25%	to	0.25%	3.78%	to	3.78%
December 31, 2017	—		$0.16	to	$0.16	$—		0.00%	0.25%	to	0.25%	-18.18%	to	-18.18%
December 31, 2016	—		$0.20	to	$0.20	$—		0.00%	0.25%	to	0.25%	-13.26%	to	-13.26%

	ProFund VP Biotechnology
December 31, 2020	—	(1)	$7.89	to	$7.89	$3		0.02%	0.25%	to	0.25%	15.09%	to	15.09%
December 31, 2019	—	(1)	$6.85	to	$6.85	$3		0.00%	0.25%	to	0.25%	16.17%	to	16.17%
December 31, 2018	1		$5.90	to	$5.90	$3		0.00%	0.25%	to	0.25%	-6.98%	to	-6.98%
December 31, 2017	1		$6.34	to	$6.34	$3		0.00%	0.25%	to	0.25%	22.24%	to	22.24%
December 31, 2016	1		$5.19	to	$5.19	$3		0.00%	0.25%	to	0.25%	-15.69%	to	-15.69%

	ProFund VP UltraBull
December 31, 2020	39		$8.08	to	$8.08	$316		0.00%	0.25%	to	0.25%	19.53%	to	19.53%
December 31, 2019	75		$6.76	to	$6.76	$510		0.30%	0.25%	to	0.25%	59.77%	to	59.77%
December 31, 2018	50		$4.23	to	$4.23	$211		0.00%	0.25%	to	0.25%	-15.72%	to	-15.72%
December 31, 2017	60		$5.02	to	$5.02	$303		0.00%	0.25%	to	0.25%	40.67%	to	40.67%
December 31, 2016	184		$3.57	to	$3.57	$658		0.00%	0.25%	to	0.25%	18.30%	to	18.30%
A90

Note 7:    Financial Highlights (continued)

	At the year ended							For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)		Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Consumer Services
December 31, 2020	—	(1)	$5.50	to	$5.50	$3		0.00%	0.25%	to	0.25%	28.03%	to	28.03%
December 31, 2019	1		$4.30	to	$4.30	$2		0.00%	0.25%	to	0.25%	24.33%	to	24.33%
December 31, 2018	1		$3.46	to	$3.46	$2		0.00%	0.25%	to	0.25%	0.36%	to	0.36%
December 31, 2017	1		$3.44	to	$3.44	$3		0.00%	0.25%	to	0.25%	18.07%	to	18.07%
December 31, 2016	1		$2.92	to	$2.92	$3		0.00%	0.25%	to	0.25%	3.93%	to	3.93%

	ProFund VP Oil & Gas
December 31, 2020	—	(1)	$1.67	to	$1.67	$—	(1)	2.52%	0.25%	to	0.25%	-34.62%	to	-34.62%
December 31, 2019	—	(1)	$2.55	to	$2.55	$—	(1)	1.38%	0.25%	to	0.25%	8.24%	to	8.24%
December 31, 2018	—	(1)	$2.36	to	$2.36	$—	(1)	1.68%	0.25%	to	0.25%	-20.42%	to	-20.42%
December 31, 2017	—	(1)	$2.96	to	$2.96	$1		1.22%	0.25%	to	0.25%	-3.42%	to	-3.42%
December 31, 2016	—	(1)	$3.07	to	$3.07	$1		0.65%	0.25%	to	0.25%	23.88%	to	23.88%

	ProFund VP Europe 30
December 31, 2020	6		$2.08	to	$2.08	$12		2.69%	0.25%	to	0.25%	-9.46%	to	-9.46%
December 31, 2019	6		$2.29	to	$2.29	$13		2.83%	0.25%	to	0.25%	17.49%	to	17.49%
December 31, 2018	5		$1.95	to	$1.95	$10		2.47%	0.25%	to	0.25%	-14.34%	to	-14.34%
December 31, 2017	5		$2.28	to	$2.28	$12		1.77%	0.25%	to	0.25%	19.41%	to	19.41%
December 31, 2016	5		$1.91	to	$1.91	$10		2.23%	0.25%	to	0.25%	7.54%	to	7.54%

	ProFund VP Financials
December 31, 2020	1		$2.03	to	$2.03	$1		0.70%	0.25%	to	0.25%	-2.02%	to	-2.02%
December 31, 2019	1		$2.07	to	$2.07	$1		0.52%	0.25%	to	0.25%	29.95%	to	29.95%
December 31, 2018	1		$1.59	to	$1.59	$1		0.60%	0.25%	to	0.25%	-10.66%	to	-10.66%
December 31, 2017	7		$1.78	to	$1.78	$12		0.34%	0.25%	to	0.25%	17.89%	to	17.89%
December 31, 2016	7		$1.51	to	$1.51	$10		0.36%	0.25%	to	0.25%	15.04%	to	15.04%

	ProFund VP Health Care
December 31, 2020	1		$4.83	to	$4.83	$4		0.00%	0.25%	to	0.25%	14.15%	to	14.15%
December 31, 2019	1		$4.24	to	$4.24	$4		0.00%	0.25%	to	0.25%	19.07%	to	19.07%
December 31, 2018	1		$3.56	to	$3.56	$3		0.00%	0.25%	to	0.25%	4.17%	to	4.17%
December 31, 2017	1		$3.41	to	$3.41	$4		0.00%	0.25%	to	0.25%	20.62%	to	20.62%
December 31, 2016	1		$2.83	to	$2.83	$3		0.00%	0.25%	to	0.25%	-4.29%	to	-4.29%

	ProFund VP Japan
December 31, 2020	2		$2.92	to	$2.92	$7		0.30%	0.25%	to	0.25%	15.64%	to	15.64%
December 31, 2019	2		$2.53	to	$2.53	$6		0.14%	0.25%	to	0.25%	19.70%	to	19.70%
December 31, 2018	2		$2.11	to	$2.11	$5		0.00%	0.25%	to	0.25%	-11.86%	to	-11.86%
December 31, 2017	2		$2.40	to	$2.40	$5		0.00%	0.25%	to	0.25%	18.16%	to	18.16%
December 31, 2016	2		$2.03	to	$2.03	$5		0.00%	0.25%	to	0.25%	0.16%	to	0.16%

	ProFund VP Mid-Cap Growth
December 31, 2020	1		$5.11	to	$5.11	$3		0.00%	0.25%	to	0.25%	20.59%	to	20.59%
December 31, 2019	1		$4.24	to	$4.24	$2		0.00%	0.25%	to	0.25%	23.94%	to	23.94%
December 31, 2018	1		$3.42	to	$3.42	$2		0.00%	0.25%	to	0.25%	-12.20%	to	-12.20%
December 31, 2017	1		$3.89	to	$3.89	$2		0.00%	0.25%	to	0.25%	18.01%	to	18.01%
December 31, 2016	—	(1)	$3.30	to	$3.30	$2		0.00%	0.25%	to	0.25%	12.60%	to	12.60%

	ProFund VP Mid-Cap Value
December 31, 2020	1		$4.23	to	$4.23	$2		0.43%	0.25%	to	0.25%	2.04%	to	2.04%
December 31, 2019	1		$4.14	to	$4.14	$2		0.20%	0.25%	to	0.25%	23.77%	to	23.77%
December 31, 2018	1		$3.35	to	$3.35	$2		0.10%	0.25%	to	0.25%	-13.51%	to	-13.51%
December 31, 2017	—	(1)	$3.87	to	$3.87	$2		0.32%	0.25%	to	0.25%	10.33%	to	10.33%
December 31, 2016	—	(1)	$3.51	to	$3.51	$2		0.20%	0.25%	to	0.25%	24.03%	to	24.03%

	ProFund VP Government Money Market
December 31, 2020	954		$1.07	to	$1.07	$1,017		0.04%	0.25%	to	0.25%	-0.25%	to	-0.25%
December 31, 2019	800		$1.07	to	$1.07	$855		0.75%	0.25%	to	0.25%	0.51%	to	0.51%
December 31, 2018	1,413		$1.06	to	$1.06	$1,502		0.43%	0.25%	to	0.25%	0.16%	to	0.16%
December 31, 2017	1,678		$1.06	to	$1.06	$1,781		0.02%	0.25%	to	0.25%	-0.28%	to	-0.28%
December 31, 2016	1,054		$1.06	to	$1.06	$1,122		0.02%	0.25%	to	0.25%	-0.29%	to	-0.29%
A91

Note 7:    Financial Highlights (continued)

	At the year ended							For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)		Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP NASDAQ-100
December 31, 2020	4		$10.03	to	$10.03	$36		0.00%	0.25%	to	0.25%	45.21%	to	45.21%
December 31, 2019	4		$6.91	to	$6.91	$26		0.00%	0.25%	to	0.25%	36.36%	to	36.36%
December 31, 2018	4		$5.07	to	$5.07	$21		0.00%	0.25%	to	0.25%	-2.12%	to	-2.12%
December 31, 2017	5		$5.18	to	$5.18	$23		0.00%	0.25%	to	0.25%	30.04%	to	30.04%
December 31, 2016	5		$3.98	to	$3.98	$20		0.00%	0.25%	to	0.25%	4.99%	to	4.99%

	ProFund VP Pharmaceuticals
December 31, 2020	—	(1)	$2.55	to	$2.55	$1		0.11%	0.25%	to	0.25%	12.24%	to	12.24%
December 31, 2019	—	(1)	$2.27	to	$2.27	$1		0.85%	0.25%	to	0.25%	13.76%	to	13.76%
December 31, 2018	—	(1)	$2.00	to	$2.00	$1		1.09%	0.25%	to	0.25%	-6.44%	to	-6.44%
December 31, 2017	—	(1)	$2.14	to	$2.14	$1		1.02%	0.25%	to	0.25%	10.08%	to	10.08%
December 31, 2016	—	(1)	$1.94	to	$1.94	$1		1.01%	0.25%	to	0.25%	-3.97%	to	-3.97%

	ProFund VP Precious Metals
December 31, 2020	—	(1)	$1.61	to	$1.61	$1		0.24%	0.25%	to	0.25%	23.80%	to	23.80%
December 31, 2019	1		$1.30	to	$1.30	$1		0.03%	0.25%	to	0.25%	45.61%	to	45.61%
December 31, 2018	1		$0.89	to	$0.89	$1		0.00%	0.25%	to	0.25%	-13.69%	to	-13.69%
December 31, 2017	1		$1.03	to	$1.03	$1		0.00%	0.25%	to	0.25%	5.02%	to	5.02%
December 31, 2016	1		$0.98	to	$0.98	$1		0.00%	0.25%	to	0.25%	55.43%	to	55.43%

	ProFund VP Real Estate
December 31, 2020	1		$3.31	to	$3.31	$3		1.67%	0.25%	to	0.25%	-6.53%	to	-6.53%
December 31, 2019	1		$3.54	to	$3.54	$3		1.67%	0.25%	to	0.25%	26.44%	to	26.44%
December 31, 2018	1		$2.80	to	$2.80	$3		2.72%	0.25%	to	0.25%	-5.93%	to	-5.93%
December 31, 2017	4		$2.98	to	$2.98	$13		0.98%	0.25%	to	0.25%	7.78%	to	7.78%
December 31, 2016	4		$2.76	to	$2.76	$12		1.34%	0.25%	to	0.25%	5.46%	to	5.46%

	ProFund VP Short NASDAQ-100
December 31, 2020	4		$0.03	to	$0.03	$—	(1)	0.00%	0.25%	to	0.25%	-42.89%	to	-42.89%
December 31, 2019	—		$0.06	to	$0.06	$—		0.00%	0.25%	to	0.25%	-28.09%	to	-28.09%
December 31, 2018	—		$0.08	to	$0.08	$—		0.00%	0.25%	to	0.25%	-2.99%	to	-2.99%
December 31, 2017	—		$0.08	to	$0.08	$—		0.00%	0.00%	to	0.00%	-25.23%	to	-25.23%
December 31, 2016	—		$0.11	to	$0.11	$—		0.00%	0.25%	to	0.25%	-10.22%	to	-10.22%

	ProFund VP Short Small-Cap
December 31, 2020	—		$0.06	to	$0.06	$—		0.00%	0.25%	to	0.25%	-32.13%	to	-32.13%	(2)
December 31, 2019	—		$0.09	to	$0.09	$—		0.00%	0.25%	to	0.25%	-21.02%	to	-21.02%
December 31, 2018	—		$0.11	to	$0.11	$—		0.00%	0.25%	to	0.25%	10.16%	to	10.16%
December 31, 2017	—		$0.10	to	$0.10	$—		0.00%	0.00%	to	0.00%	-14.37%	to	-14.37%
December 31, 2016	—		$0.12	to	$0.12	$—		0.00%	0.25%	to	0.25%	-21.78%	to	-21.78%

	ProFund VP Small-Cap
December 31, 2020	2		$4.47	to	$4.47	$9		0.06%	0.25%	to	0.25%	16.77%	to	16.77%
December 31, 2019	2		$3.82	to	$3.82	$8		0.00%	0.25%	to	0.25%	23.30%	to	23.30%
December 31, 2018	2		$3.10	to	$3.10	$7		0.00%	0.25%	to	0.25%	-13.11%	to	-13.11%
December 31, 2017	3		$3.57	to	$3.57	$10		0.00%	0.25%	to	0.25%	12.15%	to	12.15%
December 31, 2016	3		$3.18	to	$3.18	$11		0.00%	0.25%	to	0.25%	19.39%	to	19.39%

	ProFund VP Small-Cap Growth
December 31, 2020	4		$5.68	to	$5.68	$23		0.00%	0.25%	to	0.25%	17.10%	to	17.10%
December 31, 2019	4		$4.85	to	$4.85	$19		0.00%	0.25%	to	0.25%	18.82%	to	18.82%
December 31, 2018	4		$4.08	to	$4.08	$15		0.00%	0.25%	to	0.25%	-5.99%	to	-5.99%
December 31, 2017	4		$4.34	to	$4.34	$15		0.00%	0.25%	to	0.25%	12.69%	to	12.69%
December 31, 2016	3		$3.85	to	$3.85	$13		0.00%	0.25%	to	0.25%	19.93%	to	19.93%

	ProFund VP Technology
December 31, 2020	—	(1)	$8.65	to	$8.65	$3		0.00%	0.25%	to	0.25%	44.44%	to	44.44%
December 31, 2019	—	(1)	$5.99	to	$5.99	$2		0.00%	0.25%	to	0.25%	44.82%	to	44.82%
December 31, 2018	—	(1)	$4.14	to	$4.14	$1		0.00%	0.25%	to	0.25%	-2.54%	to	-2.54%
December 31, 2017	—	(1)	$4.24	to	$4.24	$1		0.06%	0.25%	to	0.25%	34.85%	to	34.85%
December 31, 2016	—	(1)	$3.15	to	$3.15	$1		0.00%	0.25%	to	0.25%	12.06%	to	12.06%
A92

Note 7:    Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Telecommunications
December 31, 2020	—	(1)	$2.01	to	$2.01	$1	0.89%	0.25%	to	0.25%	2.89%	to	2.89%
December 31, 2019	—	(1)	$1.95	to	$1.95	$1	3.26%	0.25%	to	0.25%	14.48%	to	14.48%
December 31, 2018	—	(1)	$1.70	to	$1.70	$1	8.92%	0.25%	to	0.25%	-15.32%	to	-15.32%
December 31, 2017	5		$2.01	to	$2.01	$10	5.01%	0.25%	to	0.25%	-2.37%	to	-2.37%
December 31, 2016	5		$2.06	to	$2.06	$10	1.60%	0.25%	to	0.25%	21.35%	to	21.35%

	ProFund VP U.S. Government Plus
December 31, 2020	6		$2.99	to	$2.99	$17	0.04%	0.25%	to	0.25%	20.39%	to	20.39%
December 31, 2019	5		$2.49	to	$2.49	$13	0.83%	0.25%	to	0.25%	17.93%	to	17.93%
December 31, 2018	5		$2.11	to	$2.11	$11	0.92%	0.25%	to	0.25%	-5.66%	to	-5.66%
December 31, 2017	5		$2.24	to	$2.24	$11	0.44%	0.25%	to	0.25%	9.21%	to	9.21%
December 31, 2016	5		$2.05	to	$2.05	$9	0.00%	0.25%	to	0.25%	-0.56%	to	-0.56%

	ProFund VP UltraMid-Cap
December 31, 2020	—		$9.29	to	$9.29	$—	0.00%	0.25%	to	0.25%	4.96%	to	4.96%
December 31, 2019	—		$8.85	to	$8.85	$—	0.00%	0.25%	to	0.25%	47.42%	to	47.42%
December 31, 2018	10		$6.00	to	$6.00	$58	0.00%	0.25%	to	0.25%	-26.95%	to	-26.95%
December 31, 2017	8		$8.22	to	$8.22	$66	0.00%	0.25%	to	0.25%	28.54%	to	28.54%
December 31, 2016	24		$6.39	to	$6.39	$152	0.00%	0.25%	to	0.25%	37.57%	to	37.57%

	ProFund VP UltraNASDAQ-100
December 31, 2020	18		$42.54	to	$42.54	$780	0.00%	0.25%	to	0.25%	85.82%	to	85.82%
December 31, 2019	33		$22.89	to	$22.89	$765	0.00%	0.25%	to	0.25%	79.22%	to	79.22%
December 31, 2018	11		$12.77	to	$12.77	$134	0.00%	0.25%	to	0.25%	-9.86%	to	-9.86%
December 31, 2017	12		$14.17	to	$14.17	$176	0.00%	0.25%	to	0.25%	67.91%	to	67.91%
December 31, 2016	45		$8.44	to	$8.44	$379	0.00%	0.25%	to	0.25%	8.35%	to	8.35%

	ProFund VP UltraSmall-Cap
December 31, 2020	—		$7.46	to	$7.46	$—	0.00%	0.25%	to	0.25%	16.10%	to	16.10%
December 31, 2019	—		$6.43	to	$6.43	$—	0.00%	0.25%	to	0.25%	46.96%	to	46.96%
December 31, 2018	4		$4.37	to	$4.37	$19	0.00%	0.25%	to	0.25%	-27.13%	to	-27.13%
December 31, 2017	7		$6.00	to	$6.00	$44	0.00%	0.25%	to	0.25%	24.89%	to	24.89%
December 31, 2016	16		$4.81	to	$4.81	$76	0.00%	0.25%	to	0.25%	39.24%	to	39.24%

	ProFund VP Bull
December 31, 2020	7		$4.05	to	$4.05	$27	0.02%	0.25%	to	0.25%	15.74%	to	15.74%
December 31, 2019	7		$3.50	to	$3.50	$23	0.27%	0.25%	to	0.25%	28.56%	to	28.56%
December 31, 2018	7		$2.72	to	$2.72	$18	0.00%	0.25%	to	0.25%	-6.38%	to	-6.38%
December 31, 2017	7		$2.91	to	$2.91	$20	0.00%	0.25%	to	0.25%	19.04%	to	19.04%
December 31, 2016	7		$2.44	to	$2.44	$18	0.00%	0.25%	to	0.25%	9.39%	to	9.39%

	ProFund VP Utilities
December 31, 2020	—	(1)	$4.58	to	$4.58	$1	1.61%	0.25%	to	0.25%	-2.64%	to	-2.64%
December 31, 2019	—	(1)	$4.71	to	$4.71	$1	1.56%	0.25%	to	0.25%	22.57%	to	22.57%
December 31, 2018	—	(1)	$3.84	to	$3.84	$1	2.20%	0.25%	to	0.25%	2.63%	to	2.63%
December 31, 2017	—	(1)	$3.74	to	$3.74	$1	2.15%	0.25%	to	0.25%	10.36%	to	10.36%
December 31, 2016	—	(1)	$3.39	to	$3.39	$1	1.55%	0.25%	to	0.25%	14.79%	to	14.79%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2020	6,490		$26.98	to	$58.24	$234,165	0.00%	0.00%	to	0.90%	29.18%	to	39.80%
December 31, 2019	4,599		$19.34	to	$41.66	$128,763	0.00%	0.00%	to	0.90%	9.44%	to	28.23%
December 31, 2018	3,422		$15.12	to	$32.49	$82,095	0.00%	0.00%	to	0.90%	-10.51%	to	3.87%
December 31, 2017	2,611		$14.60	to	$31.28	$66,789	0.00%	0.00%	to	0.90%	18.83%	to	37.88%
December 31, 2016	2,049		$10.61	to	$22.69	$41,472	0.00%	0.00%	to	0.90%	1.78%	to	2.70%

	AST Cohen & Steers Realty Portfolio
December 31, 2020	513		$14.83	to	$30.47	$15,240	0.00%	0.10%	to	0.25%	-3.08%	to	-2.93%
December 31, 2019	485		$15.30	to	$31.39	$14,942	0.00%	0.10%	to	0.25%	10.98%	to	31.08%
December 31, 2018	461		$11.69	to	$23.94	$10,830	0.00%	0.10%	to	0.25%	-4.99%	to	-4.85%
December 31, 2017	430		$12.30	to	$25.17	$10,808	0.00%	0.10%	to	0.25%	5.98%	to	6.14%
December 31, 2016	422		$11.61	to	$23.71	$10,002	0.00%	0.10%	to	0.25%	4.55%	to	4.71%
A93

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2020	750	$23.08	to	$23.11	$17,327	0.00%	0.10%	to	0.25%	11.07%	to	15.88%
December 31, 2019	677	$20.75	to	$20.80	$14,071	0.00%	0.10%	to	0.25%	6.27%	to	14.49%
December 31, 2018	606	$18.12	to	$18.20	$11,004	0.00%	0.10%	to	0.25%	-5.75%	to	-5.22%
December 31, 2017	541	$19.12	to	$19.23	$10,365	0.00%	0.10%	to	0.25%	11.86%	to	12.03%
December 31, 2016	491	$17.07	to	$17.19	$8,408	0.00%	0.10%	to	0.25%	3.58%	to	3.73%

	AST T. Rowe Price Large-Cap Value Portfolio
December 31, 2020	2,021	$12.76	to	$22.57	$31,293	0.00%	0.10%	to	0.25%	1.84%	to	24.96%
December 31, 2019	1,273	$12.53	to	$22.13	$20,409	0.00%	0.10%	to	0.25%	10.59%	to	25.84%
December 31, 2018	737	$9.97	to	$17.58	$10,482	0.00%	0.10%	to	0.25%	-12.28%	to	-9.80%
December 31, 2017	467	$11.07	to	$19.50	$8,486	0.00%	0.10%	to	0.25%	16.26%	to	16.43%
December 31, 2016	409	$9.53	to	$16.74	$6,632	0.00%	0.10%	to	0.25%	5.86%	to	6.02%

	AST Small-Cap Value Portfolio
December 31, 2020	440	$14.12	to	$29.01	$12,761	0.00%	0.10%	to	0.25%	0.61%	to	0.76%
December 31, 2019	404	$14.04	to	$28.79	$11,604	0.00%	0.10%	to	0.25%	5.12%	to	21.86%
December 31, 2018	378	$11.54	to	$23.62	$8,927	0.00%	0.10%	to	0.25%	-17.28%	to	-17.16%
December 31, 2017	373	$13.95	to	$28.52	$10,643	0.00%	0.10%	to	0.25%	7.08%	to	7.24%
December 31, 2016	358	$13.02	to	$26.59	$9,471	0.00%	0.10%	to	0.25%	28.88%	to	29.07%

	AST Mid-Cap Growth Portfolio
December 31, 2020	2,675	$19.68	to	$51.63	$67,277	0.00%	0.10%	to	0.25%	31.19%	to	34.70%
December 31, 2019	1,945	$14.63	to	$38.33	$38,396	0.00%	0.10%	to	0.25%	5.42%	to	30.03%
December 31, 2018	1,282	$11.27	to	$29.48	$21,264	0.00%	0.10%	to	0.25%	-11.91%	to	-4.44%
December 31, 2017	686	$11.81	to	$30.85	$14,463	0.00%	0.10%	to	0.25%	13.29%	to	26.96%
December 31, 2016	451	$9.32	to	$24.30	$8,815	0.00%	0.10%	to	0.25%	1.39%	to	1.54%

	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2020	3,259	$14.27	to	$21.83	$60,994	0.00%	0.00%	to	0.90%	-0.62%	to	28.59%
December 31, 2019	2,752	$14.27	to	$21.77	$53,197	0.00%	0.00%	to	0.90%	8.95%	to	29.52%
December 31, 2018	2,435	$11.05	to	$16.81	$37,509	0.00%	0.00%	to	0.90%	-17.07%	to	-14.15%
December 31, 2017	2,269	$12.90	to	$19.58	$41,716	0.00%	0.00%	to	0.90%	18.13%	to	19.19%
December 31, 2016	2,205	$10.85	to	$16.43	$34,654	0.00%	0.00%	to	0.90%	18.82%	to	19.88%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2020	1,342	$24.53	to	$50.00	$48,400	0.00%	0.00%	to	0.90%	22.32%	to	31.59%
December 31, 2019	1,173	$18.69	to	$38.03	$33,907	0.00%	0.00%	to	0.90%	9.38%	to	31.63%
December 31, 2018	1,036	$14.24	to	$28.92	$23,847	0.00%	0.00%	to	0.90%	-10.11%	to	-2.69%
December 31, 2017	943	$14.67	to	$29.75	$23,507	0.00%	0.00%	to	0.90%	31.80%	to	32.99%
December 31, 2016	845	$11.06	to	$22.39	$16,500	0.00%	0.00%	to	0.90%	4.64%	to	5.57%

	AST MFS Growth Portfolio
December 31, 2020	3,107	$25.18	to	$53.35	$90,947	0.00%	0.10%	to	0.25%	23.60%	to	30.35%
December 31, 2019	1,881	$19.35	to	$40.93	$44,193	0.00%	0.10%	to	0.25%	8.29%	to	37.64%
December 31, 2018	1,116	$14.08	to	$29.74	$20,170	0.00%	0.10%	to	0.25%	-11.85%	to	2.05%
December 31, 2017	622	$13.81	to	$29.14	$12,249	0.00%	0.10%	to	0.25%	14.80%	to	30.58%
December 31, 2016	386	$10.60	to	$22.32	$6,591	0.00%	0.10%	to	0.25%	1.66%	to	1.81%

	AST Small-Cap Growth Portfolio
December 31, 2020	1,169	$42.95	to	$48.11	$54,781	0.00%	0.00%	to	0.90%	47.07%	to	48.39%
December 31, 2019	1,171	$29.20	to	$32.42	$37,049	0.00%	0.00%	to	0.90%	5.56%	to	30.12%
December 31, 2018	1,102	$22.64	to	$24.92	$26,825	0.00%	0.00%	to	0.90%	-9.23%	to	-8.40%
December 31, 2017	1,148	$24.95	to	$27.20	$30,600	0.00%	0.00%	to	0.90%	22.81%	to	23.91%
December 31, 2016	1,071	$20.31	to	$21.95	$23,075	0.00%	0.00%	to	0.90%	11.08%	to	12.07%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2020	2,379	$10.95	to	$14.96	$27,591	0.00%	0.10%	to	0.25%	2.25%	to	2.46%
December 31, 2019	1,426	$10.71	to	$14.60	$17,002	0.00%	0.10%	to	0.25%	2.74%	to	4.52%
December 31, 2018	910	$10.26	to	$13.97	$10,816	0.00%	0.10%	to	0.25%	0.28%	to	0.64%
December 31, 2017	633	$10.21	to	$13.88	$7,805	0.00%	0.10%	to	0.25%	0.68%	to	1.60%
December 31, 2016	424	$10.06	to	$13.66	$5,438	0.00%	0.10%	to	0.25%	1.38%	to	1.53%
A94

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST T. Rowe Price Natural Resources Portfolio
December 31, 2020	1,161	$12.60	to	$15.72	$18,247	0.00%	0.10%	to	0.25%	-2.46%	to	-2.32%
December 31, 2019	1,097	$12.92	to	$16.09	$17,651	0.00%	0.10%	to	0.25%	0.92%	to	16.75%
December 31, 2018	1,042	$11.09	to	$13.78	$14,360	0.00%	0.10%	to	0.25%	-16.86%	to	-16.74%
December 31, 2017	1,024	$16.55	to	$16.55	$16,957	0.00%	0.10%	to	0.10%	10.20%	to	10.20%
December 31, 2016	966	$15.02	to	$15.02	$14,503	0.00%	0.10%	to	0.10%	24.49%	to	24.49%

	AST MFS Global Equity Portfolio
December 31, 2020	3,189	$16.59	to	$37.87	$64,098	0.00%	0.10%	to	0.25%	13.89%	to	24.96%
December 31, 2019	2,293	$14.56	to	$33.20	$41,834	0.00%	0.10%	to	0.25%	8.30%	to	29.83%
December 31, 2018	1,628	$11.23	to	$25.57	$23,948	0.00%	0.10%	to	0.25%	-10.46%	to	-9.64%
December 31, 2017	1,053	$12.45	to	$28.30	$18,328	0.00%	0.10%	to	0.25%	11.40%	to	23.72%
December 31, 2016	654	$10.08	to	$22.88	$10,302	0.00%	0.10%	to	0.25%	6.84%	to	7.00%

	AST J.P. Morgan International Equity Portfolio
December 31, 2020	3,155	$13.64	to	$21.87	$48,750	0.00%	0.10%	to	0.25%	12.80%	to	25.50%
December 31, 2019	1,981	$12.09	to	$19.36	$28,421	0.00%	0.10%	to	0.25%	8.54%	to	27.10%
December 31, 2018	1,488	$9.53	to	$15.23	$17,341	0.00%	0.10%	to	0.25%	-17.67%	to	-11.48%
December 31, 2017	938	$11.58	to	$18.47	$14,293	0.00%	0.10%	to	0.25%	15.77%	to	29.50%
December 31, 2016	590	$8.95	to	$14.26	$7,798	0.00%	0.10%	to	0.25%	1.68%	to	1.83%

	AST Templeton Global Bond Portfolio (merged November 13, 2020)
December 31, 2020	—	$9.77	to	$13.93	$—	0.00%	0.10%	to	0.25%	-5.69%	to	1.06%
December 31, 2019	986	$10.36	to	$14.75	$11,462	0.00%	0.10%	to	0.25%	-2.47%	to	1.50%
December 31, 2018	717	$10.22	to	$14.53	$8,429	0.00%	0.10%	to	0.25%	1.74%	to	2.56%
December 31, 2017	496	$10.04	to	$14.26	$5,995	0.00%	0.10%	to	0.25%	1.79%	to	1.94%
December 31, 2016	299	$9.87	to	$13.99	$3,840	0.00%	0.10%	to	0.25%	4.10%	to	4.25%

	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
December 31, 2020	250	$17.61	to	$29.96	$5,330	0.38%	0.00%	to	0.25%	18.98%	to	28.14%
December 31, 2019	177	$14.80	to	$25.12	$3,045	0.31%	0.00%	to	0.25%	8.80%	to	25.58%
December 31, 2018	136	$11.82	to	$20.00	$1,916	0.29%	0.00%	to	0.25%	-12.78%	to	-5.94%
December 31, 2017	41	$12.59	to	$21.27	$747	0.37%	0.00%	to	0.25%	17.81%	to	18.11%
December 31, 2016	28	$10.69	to	$17.85	$458	0.53%	0.10%	to	0.25%	9.37%	to	9.53%

	American Century VP Mid Cap Value Fund (Class I)
December 31, 2020	365	$31.75	to	$32.16	$11,609	1.84%	0.00%	to	0.10%	1.11%	to	1.21%
December 31, 2019	335	$31.40	to	$31.77	$10,543	2.06%	0.00%	to	0.10%	29.02%	to	29.15%
December 31, 2018	329	$24.34	to	$24.60	$8,009	1.43%	0.00%	to	0.10%	-12.92%	to	-12.84%
December 31, 2017	299	$27.95	to	$28.22	$8,360	1.55%	0.00%	to	0.10%	11.58%	to	11.69%
December 31, 2016	266	$25.05	to	$25.27	$6,680	1.72%	0.00%	to	0.10%	22.73%	to	22.85%

	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)
December 31, 2020	202	$18.75	to	$35.02	$5,334	0.73%	0.00%	to	0.25%	23.55%	to	24.20%
December 31, 2019	97	$15.18	to	$28.28	$2,025	1.16%	0.00%	to	0.25%	15.92%	to	34.01%
December 31, 2018	75	$11.35	to	$21.10	$1,207	1.44%	0.00%	to	0.25%	-10.17%	to	-4.64%
December 31, 2017	63	$11.94	to	$22.13	$1,089	0.88%	0.00%	to	0.25%	14.75%	to	15.04%
December 31, 2016	52	$10.40	to	$19.23	$807	0.95%	0.00%	to	0.25%	9.80%	to	10.08%

	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)
December 31, 2020	783	$13.52	to	$26.52	$12,471	0.45%	0.00%	to	0.25%	7.58%	to	7.85%
December 31, 2019	692	$12.57	to	$24.59	$10,522	0.36%	0.00%	to	0.25%	3.39%	to	19.86%
December 31, 2018	442	$10.51	to	$20.52	$5,697	0.29%	0.00%	to	0.25%	-17.35%	to	-15.68%
December 31, 2017	263	$12.50	to	$24.33	$4,320	0.56%	0.00%	to	0.25%	14.75%	to	15.04%
December 31, 2016	97	$10.89	to	$21.15	$1,550	0.71%	0.00%	to	0.25%	14.91%	to	15.20%

	MFS® Utilities Series (Initial Class)
December 31, 2020	1,620	$14.02	to	$23.40	$28,193	2.59%	0.00%	to	0.25%	5.64%	to	15.30%
December 31, 2019	1,227	$13.27	to	$22.09	$21,136	4.17%	0.00%	to	0.25%	2.69%	to	25.07%
December 31, 2018	899	$10.63	to	$17.67	$13,107	1.15%	0.00%	to	0.25%	-4.56%	to	1.06%
December 31, 2017	711	$10.55	to	$17.48	$10,705	4.49%	0.00%	to	0.25%	14.55%	to	14.83%
December 31, 2016	506	$9.21	to	$15.22	$7,056	3.97%	0.00%	to	0.25%	11.19%	to	11.47%
A95

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2020	4,629	$12.09	to	$15.33	$65,836	0.00%	0.00%	to	0.90%	3.72%	to	7.36%
December 31, 2019	4,208	$11.29	to	$14.28	$56,846	0.00%	0.00%	to	0.90%	0.35%	to	9.22%
December 31, 2018	3,997	$10.36	to	$13.07	$50,072	0.00%	0.00%	to	0.90%	-1.55%	to	-0.16%
December 31, 2017	4,311	$10.45	to	$13.16	$55,270	0.00%	0.00%	to	0.90%	3.43%	to	4.36%
December 31, 2016	4,379	$10.04	to	$12.61	$54,184	0.00%	0.00%	to	0.90%	3.30%	to	4.23%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2020	2,288	$30.83	to	$30.83	$70,545	0.00%	0.25%	to	0.25%	12.25%	to	17.24%
December 31, 2019	1,688	$27.46	to	$27.46	$46,369	0.00%	0.25%	to	0.25%	20.54%	to	20.54%
December 31, 2018	1,216	$22.78	to	$22.78	$27,705	0.00%	0.25%	to	0.25%	-7.62%	to	-5.56%
December 31, 2017	1,000	$24.13	to	$24.13	$24,124	0.00%	0.25%	to	0.25%	15.12%	to	15.12%
December 31, 2016	818	$20.96	to	$20.96	$17,135	0.00%	0.25%	to	0.25%	7.27%	to	7.27%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2020	3,792	$14.23	to	$23.46	$83,053	0.00%	0.00%	to	0.90%	5.71%	to	13.90%
December 31, 2019	3,721	$13.38	to	$21.99	$78,541	0.00%	0.00%	to	0.90%	9.00%	to	20.55%
December 31, 2018	3,680	$11.13	to	$18.24	$65,309	0.00%	0.00%	to	0.90%	-8.10%	to	-5.00%
December 31, 2017	3,720	$11.74	to	$19.20	$69,884	0.00%	0.00%	to	0.90%	12.58%	to	13.59%
December 31, 2016	3,879	$10.36	to	$16.91	$64,699	0.00%	0.00%	to	0.90%	5.58%	to	6.52%

	AST Balanced Asset Allocation Portfolio
December 31, 2020	11,064	$22.33	to	$24.67	$267,274	0.00%	0.00%	to	0.90%	10.77%	to	15.74%
December 31, 2019	9,821	$20.16	to	$22.08	$212,749	0.00%	0.00%	to	0.90%	5.40%	to	19.42%
December 31, 2018	8,850	$17.03	to	$18.49	$160,882	0.00%	0.00%	to	0.90%	-7.83%	to	-4.93%
December 31, 2017	8,244	$18.08	to	$19.45	$157,924	0.00%	0.00%	to	0.90%	8.89%	to	14.90%
December 31, 2016	7,941	$15.88	to	$16.92	$132,630	0.00%	0.00%	to	0.90%	5.35%	to	6.30%

	AST Preservation Asset Allocation Portfolio
December 31, 2020	2,033	$18.29	to	$20.21	$40,098	0.00%	0.00%	to	0.90%	8.11%	to	10.46%
December 31, 2019	1,938	$16.92	to	$18.52	$35,124	0.00%	0.00%	to	0.90%	6.66%	to	14.74%
December 31, 2018	1,889	$14.88	to	$16.14	$29,902	0.00%	0.00%	to	0.90%	-4.34%	to	-2.84%
December 31, 2017	1,768	$15.45	to	$16.62	$28,853	0.00%	0.00%	to	0.90%	5.98%	to	10.13%
December 31, 2016	2,396	$14.16	to	$15.09	$35,619	0.00%	0.00%	to	0.90%	4.58%	to	5.52%

	AST Fidelity Institutional AM℠ Quantitative Portfolio
December 31, 2020	547	$26.42	to	$26.42	$14,460	0.00%	0.25%	to	0.25%	8.49%	to	8.49%
December 31, 2019	454	$24.35	to	$24.35	$11,053	0.00%	0.25%	to	0.25%	6.01%	to	19.70%
December 31, 2018	352	$20.34	to	$20.34	$7,168	0.00%	0.25%	to	0.25%	-8.63%	to	-7.98%
December 31, 2017	318	$22.11	to	$22.11	$7,021	0.00%	0.25%	to	0.25%	8.93%	to	16.18%
December 31, 2016	262	$19.03	to	$19.03	$4,978	0.00%	0.25%	to	0.25%	3.99%	to	3.99%

	AST Prudential Growth Allocation Portfolio
December 31, 2020	2,613	$28.81	to	$28.81	$75,267	0.00%	0.25%	to	0.25%	5.59%	to	5.59%
December 31, 2019	2,142	$27.28	to	$27.28	$58,428	0.00%	0.25%	to	0.25%	18.88%	to	18.88%
December 31, 2018	1,664	$22.95	to	$22.95	$38,174	0.00%	0.25%	to	0.25%	-10.12%	to	-7.83%
December 31, 2017	1,354	$24.90	to	$24.90	$33,715	0.00%	0.25%	to	0.25%	15.81%	to	15.81%
December 31, 2016	760	$21.50	to	$21.50	$16,346	0.00%	0.25%	to	0.25%	9.82%	to	9.82%

	AST Advanced Strategies Portfolio
December 31, 2020	722	$31.58	to	$31.58	$22,806	0.00%	0.25%	to	0.25%	10.40%	to	10.40%
December 31, 2019	577	$28.61	to	$28.61	$16,520	0.00%	0.25%	to	0.25%	5.82%	to	21.56%
December 31, 2018	437	$23.53	to	$23.53	$10,296	0.00%	0.25%	to	0.25%	-8.21%	to	-6.12%
December 31, 2017	372	$25.07	to	$25.07	$9,332	0.00%	0.25%	to	0.25%	9.92%	to	16.63%
December 31, 2016	303	$21.49	to	$21.49	$6,523	0.00%	0.25%	to	0.25%	6.84%	to	6.84%

	AST AllianzGI World Trends Portfolio
December 31, 2020	375	$25.62	to	$25.62	$9,614	0.00%	0.25%	to	0.25%	13.81%	to	16.87%
December 31, 2019	289	$22.51	to	$22.51	$6,495	0.00%	0.25%	to	0.25%	17.75%	to	17.75%
December 31, 2018	241	$19.12	to	$19.12	$4,603	0.00%	0.25%	to	0.25%	-8.24%	to	-8.13%
December 31, 2017	206	$20.81	to	$20.81	$4,283	0.00%	0.25%	to	0.25%	15.94%	to	15.94%
December 31, 2016	181	$17.95	to	$17.95	$3,241	0.00%	0.25%	to	0.25%	4.55%	to	4.55%
A96

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST BlackRock Global Strategies Portfolio
December 31, 2020	13,962	$15.08	to	$16.44	$225,644	0.00%	0.00%	to	0.90%	3.80%	to	14.65%
December 31, 2019	13,874	$14.53	to	$15.70	$214,371	0.00%	0.00%	to	0.90%	6.33%	to	17.62%
December 31, 2018	13,714	$12.46	to	$13.35	$180,505	0.00%	0.00%	to	0.90%	-6.76%	to	-5.28%
December 31, 2017	13,698	$13.27	to	$14.09	$190,644	0.00%	0.00%	to	0.90%	11.61%	to	12.61%
December 31, 2016	13,614	$11.89	to	$12.51	$168,562	0.00%	0.00%	to	0.90%	6.01%	to	6.96%

	TOPS® Aggressive Growth ETF Portfolio (Class 2)
December 31, 2020	1,584	$15.66	to	$26.19	$28,568	1.46%	0.10%	to	0.25%	12.40%	to	25.21%
December 31, 2019	843	$13.94	to	$23.27	$14,296	1.51%	0.10%	to	0.25%	7.87%	to	24.24%
December 31, 2018	597	$11.23	to	$18.73	$8,635	1.02%	0.10%	to	0.25%	-12.73%	to	-9.97%
December 31, 2017	400	$12.50	to	$20.80	$6,800	1.38%	0.10%	to	0.25%	20.09%	to	20.27%
December 31, 2016	223	$10.40	to	$17.29	$3,486	1.12%	0.10%	to	0.25%	12.88%	to	13.05%

	TOPS® Balanced ETF Portfolio (Class 2)
December 31, 2020	1,870	$13.27	to	$17.88	$25,964	1.55%	0.10%	to	0.25%	8.13%	to	12.69%
December 31, 2019	1,220	$12.28	to	$16.51	$15,862	1.78%	0.10%	to	0.25%	6.30%	to	15.81%
December 31, 2018	844	$10.62	to	$14.26	$9,603	1.37%	0.10%	to	0.25%	-6.40%	to	-5.72%
December 31, 2017	473	$11.28	to	$15.12	$5,918	1.49%	0.10%	to	0.25%	6.59%	to	10.84%
December 31, 2016	289	$10.19	to	$13.64	$3,349	1.11%	0.10%	to	0.25%	7.65%	to	7.81%

	TOPS® Conservative ETF Portfolio (Class 2)
December 31, 2020	319	$12.49	to	$15.32	$4,139	1.72%	0.10%	to	0.25%	6.78%	to	7.96%
December 31, 2019	210	$11.69	to	$14.33	$2,549	1.87%	0.10%	to	0.25%	5.15%	to	11.59%
December 31, 2018	125	$10.49	to	$12.84	$1,376	1.44%	0.10%	to	0.25%	-3.74%	to	-2.78%
December 31, 2017	82	$10.81	to	$13.20	$946	0.75%	0.10%	to	0.25%	6.56%	to	6.72%
December 31, 2016	70	$10.14	to	$12.37	$749	0.42%	0.10%	to	0.25%	5.56%	to	5.72%

	TOPS® Growth ETF Portfolio (Class 2)
December 31, 2020	2,358	$14.94	to	$25.39	$40,859	1.79%	0.10%	to	0.25%	11.39%	to	21.64%
December 31, 2019	1,479	$13.41	to	$22.76	$23,853	1.75%	0.10%	to	0.25%	7.42%	to	21.95%
December 31, 2018	935	$11.01	to	$18.66	$12,855	1.35%	0.10%	to	0.25%	-10.86%	to	-8.87%
December 31, 2017	583	$12.10	to	$20.48	$9,360	1.44%	0.10%	to	0.25%	17.65%	to	17.82%
December 31, 2016	303	$10.29	to	$17.38	$4,507	1.38%	0.10%	to	0.25%	12.05%	to	12.21%

	TOPS® Moderate Growth ETF Portfolio (Class 2)
December 31, 2020	2,683	$14.24	to	$20.52	$42,904	1.57%	0.10%	to	0.25%	10.32%	to	16.73%
December 31, 2019	1,861	$12.91	to	$18.58	$27,432	1.81%	0.10%	to	0.25%	5.82%	to	18.79%
December 31, 2018	1,196	$10.88	to	$15.64	$15,251	1.45%	0.10%	to	0.25%	-8.50%	to	-6.98%
December 31, 2017	710	$11.72	to	$16.81	$10,369	1.24%	0.10%	to	0.25%	13.83%	to	14.00%
December 31, 2016	604	$10.29	to	$14.75	$8,171	0.93%	0.10%	to	0.25%	10.24%	to	10.41%

	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)
December 31, 2020	486	$14.55	to	$15.11	$7,305	2.28%	0.10%	to	0.25%	5.63%	to	5.79%
December 31, 2019	407	$13.75	to	$14.30	$5,796	2.29%	0.10%	to	0.25%	6.19%	to	14.44%
December 31, 2018	319	$12.02	to	$12.52	$3,969	1.79%	0.10%	to	0.25%	-6.27%	to	-6.12%
December 31, 2017	287	$12.80	to	$13.35	$3,816	1.53%	0.10%	to	0.25%	10.31%	to	10.47%
December 31, 2016	245	$11.59	to	$12.11	$2,948	1.33%	0.10%	to	0.25%	5.96%	to	6.12%

	TOPS® Managed Risk Growth ETF Portfolio (Class 2)
December 31, 2020	1,103	$15.19	to	$15.82	$17,405	2.25%	0.10%	to	0.25%	4.93%	to	14.02%
December 31, 2019	714	$14.45	to	$15.08	$10,735	2.03%	0.10%	to	0.25%	6.60%	to	16.96%
December 31, 2018	585	$12.36	to	$12.91	$7,531	1.57%	0.10%	to	0.25%	-8.95%	to	-8.52%
December 31, 2017	492	$13.55	to	$14.18	$6,963	1.64%	0.10%	to	0.25%	17.37%	to	17.54%
December 31, 2016	419	$11.53	to	$12.09	$5,053	1.15%	0.10%	to	0.25%	5.31%	to	5.46%

	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)
December 31, 2020	962	$15.31	to	$15.95	$15,309	2.29%	0.10%	to	0.25%	5.65%	to	12.65%
December 31, 2019	703	$14.47	to	$15.10	$10,569	2.19%	0.10%	to	0.25%	5.79%	to	16.18%
December 31, 2018	511	$12.46	to	$13.02	$6,614	1.70%	0.10%	to	0.25%	-7.59%	to	-7.31%
December 31, 2017	359	$13.44	to	$14.06	$4,999	1.67%	0.10%	to	0.25%	13.56%	to	13.73%
December 31, 2016	315	$11.82	to	$12.38	$3,865	1.57%	0.10%	to	0.25%	6.05%	to	6.21%

A97

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	American Funds IS Growth Fund (Class 2)
December 31, 2020	5,912	$27.74	to	$34.44	$169,903	0.32%	0.10%	to	0.25%	39.57%	to	51.93%
December 31, 2019	4,202	$18.29	to	$22.67	$79,616	0.88%	0.10%	to	0.25%	11.86%	to	30.64%
December 31, 2018	2,487	$14.02	to	$17.35	$36,244	0.56%	0.10%	to	0.25%	-11.23%	to	-0.35%
December 31, 2017	1,114	$14.09	to	$17.41	$16,527	0.64%	0.10%	to	0.25%	13.86%	to	28.16%
December 31, 2016	574	$11.01	to	$13.59	$6,725	1.03%	0.10%	to	0.25%	9.22%	to	9.38%

	American Funds IS Growth-Income Fund (Class 2)
December 31, 2020	6,872	$20.87	to	$23.46	$145,848	1.54%	0.10%	to	0.25%	13.26%	to	19.20%
December 31, 2019	4,932	$18.43	to	$20.69	$92,316	1.91%	0.10%	to	0.25%	9.27%	to	26.01%
December 31, 2018	3,377	$14.65	to	$16.42	$50,175	1.80%	0.10%	to	0.25%	-10.03%	to	-1.89%
December 31, 2017	1,886	$14.95	to	$16.73	$28,531	1.62%	0.10%	to	0.25%	13.18%	to	22.26%
December 31, 2016	1,325	$12.25	to	$13.69	$16,394	1.73%	0.10%	to	0.25%	11.24%	to	11.41%

	American Funds IS International Fund (Class 2)
December 31, 2020	5,655	$14.46	to	$16.35	$83,183	0.73%	0.10%	to	0.25%	13.69%	to	29.85%
December 31, 2019	3,979	$12.72	to	$14.36	$51,563	1.62%	0.10%	to	0.25%	7.10%	to	22.76%
December 31, 2018	3,038	$10.37	to	$11.70	$32,039	2.22%	0.10%	to	0.25%	-13.35%	to	-11.18%
December 31, 2017	1,694	$11.97	to	$13.48	$20,650	1.59%	0.10%	to	0.25%	16.07%	to	32.01%
December 31, 2016	825	$9.08	to	$10.21	$7,636	2.35%	0.10%	to	0.25%	3.27%	to	3.43%

	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
December 31, 2020	3,141	$20.14	to	$25.39	$65,742	0.07%	0.10%	to	0.25%	29.91%	to	30.10%
December 31, 2019	2,344	$15.50	to	$19.51	$38,034	0.24%	0.10%	to	0.25%	30.95%	to	31.14%
December 31, 2018	1,544	$11.84	to	$14.88	$19,265	0.50%	0.10%	to	0.25%	-13.08%	to	-6.73%
December 31, 2017	937	$12.71	to	$15.95	$12,706	0.90%	0.10%	to	0.25%	21.28%	to	21.47%
December 31, 2016	535	$10.48	to	$13.13	$6,046	0.89%	0.10%	to	0.25%	7.46%	to	7.62%

	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
December 31, 2020	3,074	$15.64	to	$18.82	$49,922	0.42%	0.10%	to	0.25%	17.57%	to	17.75%
December 31, 2019	2,164	$13.30	to	$15.98	$29,981	0.76%	0.10%	to	0.25%	4.45%	to	23.05%
December 31, 2018	1,460	$10.83	to	$12.99	$16,500	0.47%	0.10%	to	0.25%	-19.33%	to	-14.86%
December 31, 2017	829	$12.73	to	$15.26	$11,116	0.57%	0.10%	to	0.25%	20.24%	to	20.42%
December 31, 2016	430	$10.59	to	$12.67	$4,862	0.43%	0.10%	to	0.25%	11.64%	to	11.81%

	Franklin Income VIP Fund (Class 2)
December 31, 2020	1,601	$12.51	to	$14.20	$20,342	5.75%	0.10%	to	0.25%	0.44%	to	0.59%
December 31, 2019	1,215	$12.46	to	$14.11	$15,410	5.26%	0.10%	to	0.25%	15.77%	to	15.94%
December 31, 2018	858	$10.76	to	$12.17	$9,425	4.49%	0.10%	to	0.25%	-6.73%	to	-4.40%
December 31, 2017	480	$11.27	to	$12.73	$5,583	3.98%	0.10%	to	0.25%	9.40%	to	9.56%
December 31, 2016	270	$10.30	to	$11.62	$2,899	4.47%	0.10%	to	0.25%	13.74%	to	13.91%

	Franklin Mutual Shares VIP Fund (Class 2)
December 31, 2020	344	$11.99	to	$14.39	$4,257	2.74%	0.10%	to	0.25%	-5.28%	to	-5.14%
December 31, 2019	385	$12.66	to	$15.17	$5,024	1.82%	0.10%	to	0.25%	22.27%	to	22.45%
December 31, 2018	420	$10.35	to	$12.39	$4,489	2.59%	0.10%	to	0.25%	-9.29%	to	-9.16%
December 31, 2017	346	$11.41	to	$13.63	$4,081	2.43%	0.10%	to	0.25%	8.08%	to	8.24%
December 31, 2016	225	$10.56	to	$12.60	$2,467	2.15%	0.10%	to	0.25%	15.77%	to	15.94%

	Templeton Growth VIP Fund (Class 2)
December 31, 2020	754	$11.76	to	$13.03	$8,989	2.89%	0.10%	to	0.25%	5.54%	to	5.69%
December 31, 2019	590	$11.15	to	$12.33	$6,685	2.67%	0.10%	to	0.25%	14.87%	to	15.04%
December 31, 2018	400	$9.70	to	$10.72	$3,952	1.88%	0.10%	to	0.25%	-15.06%	to	-13.48%
December 31, 2017	225	$11.43	to	$12.60	$2,632	1.40%	0.10%	to	0.25%	18.20%	to	18.38%
December 31, 2016	113	$9.67	to	$10.64	$1,125	2.00%	0.10%	to	0.25%	9.35%	to	9.51%

	Hartford Capital Appreciation HLS Fund (Class IB)
December 31, 2020	133	$22.12	to	$22.12	$2,933	0.78%	0.10%	to	0.10%	21.50%	to	21.50%
December 31, 2019	117	$18.21	to	$18.21	$2,125	1.05%	0.10%	to	0.10%	30.83%	to	30.83%
December 31, 2018	98	$13.92	to	$13.92	$1,358	0.75%	0.10%	to	0.10%	-7.27%	to	-7.27%
December 31, 2017	78	$15.01	to	$15.01	$1,172	0.99%	0.10%	to	0.10%	21.69%	to	21.69%
December 31, 2016	62	$12.33	to	$12.33	$769	1.05%	0.10%	to	0.10%	5.14%	to	5.14%
A98

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Hartford Disciplined Equity HLS Fund (Class IB)
December 31, 2020	407	$26.61	to	$26.61	$10,823	0.49%	0.10%	to	0.10%	17.66%	to	17.66%
December 31, 2019	96	$22.62	to	$22.62	$2,176	0.74%	0.10%	to	0.10%	33.62%	to	33.62%
December 31, 2018	84	$16.93	to	$16.93	$1,415	0.52%	0.10%	to	0.10%	-2.33%	to	-2.33%
December 31, 2017	79	$17.33	to	$17.33	$1,361	0.81%	0.10%	to	0.10%	21.51%	to	21.51%
December 31, 2016	58	$14.26	to	$14.26	$829	0.80%	0.10%	to	0.10%	5.38%	to	5.38%

	Hartford Dividend and Growth HLS Fund (Class IB)
December 31, 2020	419	$21.26	to	$21.26	$8,897	1.82%	0.10%	to	0.10%	7.34%	to	7.34%
December 31, 2019	376	$19.80	to	$19.80	$7,449	1.93%	0.10%	to	0.10%	28.17%	to	28.17%
December 31, 2018	288	$15.45	to	$15.45	$4,453	1.89%	0.10%	to	0.10%	-5.66%	to	-5.66%
December 31, 2017	235	$16.38	to	$16.38	$3,854	1.56%	0.10%	to	0.10%	17.99%	to	17.99%
December 31, 2016	198	$13.88	to	$13.88	$2,750	2.28%	0.10%	to	0.10%	14.47%	to	14.47%

	Hartford Growth Opportunities HLS Fund (Class IB) (merged September 18, 2020)
December 31, 2020	—	$31.69	to	$31.69	$—	0.00%	0.10%	to	0.10%	38.86%	to	38.86%
December 31, 2019	239	$22.82	to	$22.82	$5,462	0.00%	0.10%	to	0.10%	30.22%	to	30.22%
December 31, 2018	205	$17.53	to	$17.53	$3,595	0.00%	0.10%	to	0.10%	0.19%	to	0.19%
December 31, 2017	170	$17.49	to	$17.49	$2,977	0.00%	0.10%	to	0.10%	30.01%	to	30.01%
December 31, 2016	147	$13.45	to	$13.45	$1,976	0.16%	0.10%	to	0.10%	-0.87%	to	-0.87%

	MFS® Total Return Bond Series (Initial Class)
December 31, 2020	4,665	$12.47	to	$13.56	$58,674	3.66%	0.10%	to	0.25%	8.20%	to	8.36%
December 31, 2019	3,103	$11.53	to	$12.51	$36,135	3.65%	0.10%	to	0.25%	9.93%	to	10.10%
December 31, 2018	1,913	$10.48	to	$11.37	$20,286	3.56%	0.10%	to	0.25%	-1.33%	to	-0.12%
December 31, 2017	899	$10.63	to	$11.50	$9,662	3.77%	0.10%	to	0.25%	4.20%	to	4.35%
December 31, 2016	411	$10.20	to	$11.02	$4,257	3.85%	0.10%	to	0.25%	3.97%	to	4.13%

	MFS® Value Series (Initial Class)
December 31, 2020	2,352	$15.68	to	$19.49	$38,075	1.65%	0.10%	to	0.25%	3.22%	to	3.37%
December 31, 2019	1,667	$15.19	to	$18.86	$26,311	2.26%	0.10%	to	0.25%	29.48%	to	29.67%
December 31, 2018	1,211	$11.73	to	$14.54	$14,787	1.65%	0.10%	to	0.25%	-11.10%	to	-10.18%
December 31, 2017	684	$13.08	to	$16.19	$9,379	2.07%	0.10%	to	0.25%	17.36%	to	17.53%
December 31, 2016	432	$11.15	to	$13.78	$5,122	2.20%	0.10%	to	0.25%	13.81%	to	13.98%

	Invesco V.I. Growth and Income Fund (Series I)
December 31, 2020	1,808	$15.57	to	$15.57	$28,159	2.49%	0.25%	to	0.25%	1.84%	to	1.84%
December 31, 2019	1,556	$15.29	to	$15.29	$23,787	1.97%	0.25%	to	0.25%	24.88%	to	24.88%
December 31, 2018	1,237	$12.24	to	$12.24	$15,145	2.17%	0.25%	to	0.25%	-15.07%	to	-13.60%
December 31, 2017	928	$14.17	to	$14.17	$13,154	1.66%	0.25%	to	0.25%	14.03%	to	14.03%
December 31, 2016	638	$12.43	to	$12.43	$7,923	1.23%	0.25%	to	0.25%	19.40%	to	19.40%

	Fidelity® VIP Index 500 Portfolio (Service Class 2)
December 31, 2020	10,298	$21.93	to	$21.93	$225,794	1.76%	0.25%	to	0.25%	17.65%	to	17.65%
December 31, 2019	6,085	$18.64	to	$18.64	$113,396	1.97%	0.25%	to	0.25%	9.23%	to	30.69%
December 31, 2018	3,696	$14.26	to	$14.26	$52,697	1.90%	0.25%	to	0.25%	-11.81%	to	-4.97%
December 31, 2017	1,560	$15.01	to	$15.01	$23,407	1.79%	0.25%	to	0.25%	13.05%	to	21.10%
December 31, 2016	1,116	$12.39	to	$12.39	$13,831	1.70%	0.25%	to	0.25%	11.30%	to	11.30%

	American Funds IS Blue Chip Income and Growth Fund (Class 2)
December 31, 2020	1,739	$17.74	to	$17.74	$30,848	1.93%	0.25%	to	0.25%	8.41%	to	18.40%
December 31, 2019	1,283	$16.36	to	$16.36	$20,992	2.28%	0.25%	to	0.25%	21.08%	to	21.08%
December 31, 2018	971	$13.52	to	$13.52	$13,127	2.19%	0.25%	to	0.25%	-12.16%	to	-8.89%
December 31, 2017	702	$14.83	to	$14.83	$10,412	2.18%	0.25%	to	0.25%	16.75%	to	16.75%
December 31, 2016	562	$12.71	to	$12.71	$7,141	2.38%	0.25%	to	0.25%	18.40%	to	18.40%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2020	326	$21.42	to	$47.51	$15,477	0.00%	0.10%	to	0.25%	34.85%	to	35.05%
December 31, 2019	322	$15.88	to	$35.18	$11,315	0.00%	0.10%	to	0.25%	9.95%	to	36.35%
December 31, 2018	303	$11.67	to	$25.80	$7,813	0.00%	0.10%	to	0.25%	-11.07%	to	-10.93%
December 31, 2017	287	$13.12	to	$28.97	$8,307	0.00%	0.10%	to	0.25%	27.37%	to	27.56%
December 31, 2016	279	$22.71	to	$22.71	$6,346	0.00%	0.10%	to	0.10%	7.59%	to	7.59%
A99

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST International Value Portfolio
December 31, 2020	5,210	$10.79	to	$11.36	$58,573	0.00%	0.00%	to	0.90%	-1.49%	to	20.82%
December 31, 2019	4,180	$10.96	to	$11.43	$47,342	0.00%	0.00%	to	0.90%	6.85%	to	20.02%
December 31, 2018	3,927	$9.21	to	$9.52	$37,131	0.00%	0.00%	to	0.90%	-16.89%	to	-11.48%
December 31, 2017	3,841	$11.08	to	$11.35	$43,363	0.00%	0.00%	to	0.90%	12.20%	to	22.81%
December 31, 2016	3,692	$9.11	to	$9.25	$34,006	0.00%	0.00%	to	0.90%	-0.31%	to	0.58%

	Calvert VP EAFE International Index Portfolio (Class F) (available August 20, 2018)
December 31, 2020	290	$11.57	to	$11.60	$3,359	4.29%	0.10%	to	0.25%	7.29%	to	7.45%
December 31, 2019	89	$10.76	to	$10.81	$961	3.72%	0.10%	to	0.25%	7.42%	to	20.70%
December 31, 2018	3	$8.95	to	$8.95	$30	0.00%	0.25%	to	0.25%	-10.99%	to	-10.99%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Calvert VP NASDAQ 100 Index Portfolio (Class F) (available August 20, 2018)
December 31, 2020	928	$16.94	to	$17.47	$16,169	0.59%	0.10%	to	0.25%	47.49%	to	47.71%
December 31, 2019	228	$11.47	to	$11.85	$2,695	0.72%	0.10%	to	0.25%	14.66%	to	38.09%
December 31, 2018	3	$8.58	to	$8.58	$22	0.00%	0.25%	to	0.25%	-14.14%	to	-14.14%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Calvert VP S&P MidCap 400 Index Portfolio (Class F) (available August 20, 2018)
December 31, 2020	727	$11.73	to	$11.96	$8,545	1.57%	0.10%	to	0.25%	12.81%	to	12.98%
December 31, 2019	227	$10.40	to	$10.58	$2,360	1.73%	0.10%	to	0.25%	6.02%	to	25.25%
December 31, 2018	10	$8.30	to	$8.30	$80	0.00%	0.25%	to	0.25%	-17.31%	to	-17.31%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Global Bond Portfolio (available November 13, 2020)
December 31, 2020	1,345	$10.09	to	$10.09	$13,566	0.00%	0.10%	to	0.25%	0.87%	to	0.89%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**    These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded. Expense ratio is net of expense reimbursements. In the absence of expense reimbursements, the expense ratio would be higher.

*** These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one
A100

Note 7:    Financial Highlights (continued)
year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2020 or from the effective date of the subaccount through the end of the reporting period. Total return may reflect expense reimbursements. In the absence of expense reimbursements, the total return would be lower.

(1)Amount is less than 1,000 units and/or $1,000 in net assets.

(2)Total return reflects the return had there been contract owners in the subaccount during the period.

Note 8:    Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life.

The expense ratio represents the annualized contract expenses of the Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality and expense risk charges. These fees, which vary by contract, range from a maximum effective annual rate of up to 0.45% to 0.90%, and are applied daily against the net assets of each subaccount. Expenses of the underlying Portfolios and charges made directly to contract owner accounts through either the redemption of units or from premium payments are excluded.

Charges deducted from premium payments range from 0% to 22.5%. In addition, CVUL1 and CVUL2 contracts also deduct a $2 premium processing charge for each premium paid.

The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the contract owner. The following charges are made through the redemption of units.

•The Account charges from $0.00001 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•The Account charges surrender fees that range from 0% to 100% of the sales load target premium, except for Protector based contracts (VULP**, SVULP***, and MPVULP), where the fees range from $0 to $54.56 per $1,000 of Basic Insurance Amount.

•The charge for withdrawals ranges from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount, except for VULPAS, PS3, VULP**, SVUL2, PCP, PCP2*, SVULP***, MPVUL and MPVULP where the fee is up to $25.

•The Account charges monthly administrative fees that range from $3 to $30 per contract plus $0 to $10.00 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•The Account also charges up to $25 per change to the basic insurance amount, except for CVUL1 and CVUL2 where the charge is up to $15.

*     Includes the 2014, 2015, and 2019 versions of the product.
**    Includes the 2014, 2015, and 2018 versions of the product.
*** Includes the 2020 version of the product.

Expense Reimbursement
The Account is reimbursed for certain products by Pruco Life, on a non-guaranteed basis, for expenses incurred by The Prudential Series Fund in excess of the effective rate of 0.40% for the Prudential Stock Index Portfolio, 0.50% for the Prudential Value Portfolio, 0.55% for the Prudential Natural Resources Portfolio, and 0.65% for the Prudential High Yield Bond Portfolio of the average daily net assets of these portfolios. During the year ended December 31, 2020, there was no expense reimbursement.

A101

Note 9:    Other

Accumulation units are the basic valuation units used to calculate a contract owner's interest allocated to the variable account.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes.

Policy loans represent amounts borrowed by contract owners using the contract as the security for the loan.

Policy loan repayments and interest represent payments made by contract owners to reduce the total outstanding policy loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contract, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the fixed rate option.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

A102

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Pruco Life Insurance Company and
the Contract Owners of Pruco Life Variable Universal Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Pruco Life Variable Universal Account indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Pruco Life Variable Universal Account as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio (Class I) (1)	ProFund VP UltraSmall-Cap (1)
Prudential Diversified Bond Portfolio (1)	ProFund VP Bull (1)
Prudential Equity Portfolio (Class I) (1)	ProFund VP Utilities (1)
Prudential Flexible Managed Portfolio (1)	AST T. Rowe Price Large-Cap Growth Portfolio (1)
Prudential Conservative Balanced Portfolio (1)	AST Cohen & Steers Realty Portfolio (1)
Prudential Value Portfolio (Class I) (1)	AST J.P. Morgan Strategic Opportunities Portfolio (1)
Prudential High Yield Bond Portfolio (1)	AST T. Rowe Price Large-Cap Value Portfolio (1)
Prudential Natural Resources Portfolio (Class I) (1)	AST Small-Cap Value Portfolio (1)
Prudential Stock Index Portfolio (1)	AST Mid-Cap Growth Portfolio (1)
Prudential Global Portfolio (1)	AST Hotchkis & Wiley Large-Cap Value Portfolio (1)
Prudential Government Income Portfolio (1)	AST Loomis Sayles Large-Cap Growth Portfolio (1)
Prudential Jennison Portfolio (Class I) (1)	AST MFS Growth Portfolio (1)
Prudential Small Capitalization Stock Portfolio (1)	AST Small-Cap Growth Portfolio (1)
T. Rowe Price International Stock Portfolio (1)	AST BlackRock Low Duration Bond Portfolio (1)
Janus Henderson VIT Research Portfolio (Institutional Shares) (1)	AST T. Rowe Price Natural Resources Portfolio (1)
MFS® Growth Series (Initial Class) (1)	AST MFS Global Equity Portfolio (1)
American Century VP Value Fund (Class I) (1)	AST J.P. Morgan International Equity Portfolio (1)
Franklin Small-Mid Cap Growth VIP Fund (Class 2) (1)	AST Templeton Global Bond Portfolio (3)
American Century VP Disciplined Core Value Fund (Class I) (1)	Neuberger Berman AMT Sustainable Equity Portfolio (Class S) (1)
BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares) (1)	American Century VP Mid Cap Value Fund (Class I) (1)
BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares) (1)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares) (1)
Prudential SP Small Cap Value Portfolio (Class I) (1)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares) (1)
Prudential Jennison 20/20 Focus Portfolio (Class I) (1)	MFS® Utilities Series (Initial Class) (1)
Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares) (1)	AST BlackRock/Loomis Sayles Bond Portfolio (1)
Invesco V.I. Managed Volatility Fund (Series I) (1)	AST T. Rowe Price Asset Allocation Portfolio (1)
Invesco V.I. Technology Fund (Series I) (1)	AST Wellington Management Hedged Equity Portfolio (1)
Janus Henderson VIT Enterprise Portfolio (Service Shares) (1)	AST Balanced Asset Allocation Portfolio (1)
Janus Henderson VIT Balanced Portfolio (Service Shares) (1)	AST Preservation Asset Allocation Portfolio (1)
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series II) (1)	AST Fidelity Institutional AM℠ Quantitative Portfolio (1)
Janus Henderson VIT Research Portfolio (Service Shares) (1)	AST Prudential Growth Allocation Portfolio (1)
SP Prudential U.S. Emerging Growth Portfolio (Class I) (1)	AST Advanced Strategies Portfolio (1)
Janus Henderson VIT Overseas Portfolio (Service Shares) (1)	AST AllianzGI World Trends Portfolio (1)
Prudential SP International Growth Portfolio (Class I) (1)	AST BlackRock Global Strategies Portfolio (1)
M Large Cap Growth Fund (1)	TOPS® Aggressive Growth ETF Portfolio (Class 2) (1)
A103

M Capital Appreciation Fund (1)	TOPS® Balanced ETF Portfolio (Class 2) (1)
M International Equity Fund (1)	TOPS® Conservative ETF Portfolio (Class 2) (1)
M Large Cap Value Fund (1)	TOPS® Growth ETF Portfolio (Class 2) (1)
ProFund VP Asia 30 (1)	TOPS® Moderate Growth ETF Portfolio (Class 2) (1)
ProFund VP Basic Materials (1)	TOPS® Managed Risk Balanced ETF Portfolio (Class 2) (1)
ProFund VP Bear (1)	TOPS® Managed Risk Growth ETF Portfolio (Class 2) (1)
ProFund VP Biotechnology (1)	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2) (1)
ProFund VP UltraBull (1)	American Funds IS Growth Fund (Class 2) (1)
ProFund VP Consumer Services (1)	American Funds IS Growth-Income Fund (Class 2) (1)
ProFund VP Oil & Gas (1)	American Funds IS International Fund (Class 2) (1)
ProFund VP Europe 30 (1)	Fidelity® VIP Contrafund® Portfolio (Service Class 2) (1)
ProFund VP Financials (1)	Fidelity® VIP Mid Cap Portfolio (Service Class 2) (1)
ProFund VP Health Care (1)	Franklin Income VIP Fund (Class 2) (1)
ProFund VP Japan (1)	Franklin Mutual Shares VIP Fund (Class 2) (1)
ProFund VP Mid-Cap Growth (1)	Templeton Growth VIP Fund (Class 2) (1)
ProFund VP Mid-Cap Value (1)	Hartford Capital Appreciation HLS Fund (Class IB) (1)
ProFund VP Government Money Market (1)	Hartford Disciplined Equity HLS Fund (Class IB) (1)
ProFund VP NASDAQ-100 (1)	Hartford Dividend and Growth HLS Fund (Class IB) (1)
ProFund VP Pharmaceuticals (1)	Hartford Growth Opportunities HLS Fund (Class IB) (4)
ProFund VP Precious Metals (1)	MFS® Total Return Bond Series (Initial Class) (1)
ProFund VP Real Estate (1)	MFS® Value Series (Initial Class) (1)
ProFund VP Short NASDAQ-100 (1)	Invesco V.I. Growth and Income Fund (Series I) (1)
ProFund VP Short Small-Cap (1)	Fidelity® VIP Index 500 Portfolio (Service Class 2) (1)
ProFund VP Small-Cap (1)	American Funds IS Blue Chip Income and Growth Fund (Class 2) (1)
ProFund VP Small-Cap Growth (1)	AST Small-Cap Growth Opportunities Portfolio (1)
ProFund VP Technology (1)	AST International Value Portfolio (1)
ProFund VP Telecommunications (1)	Calvert VP EAFE International Index Portfolio (Class F) (1)
ProFund VP U.S. Government Plus (1)	Calvert VP NASDAQ 100 Index Portfolio (Class F) (1)
ProFund VP UltraMid-Cap (1)	Calvert VP S&P MidCap 400 Index Portfolio (Class F) (1)
ProFund VP UltraNASDAQ-100 (1)	AST Global Bond Portfolio (2)

(1) Statement of net assets as of December 31, 2020, statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019.
(2) Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period November 13, 2020 (commencement of operations) to December 31, 2020.
(3) Statement of net assets as of September 18, 2020 (date of merger), statement of operations for the period January 1, 2020 to September 18, 2020 and statement of changes in net assets for the period January 1, 2020 to September 18, 2020 and for the year ended December 31, 2019.
(4) Statement of net assets as of November 13, 2020 (date of merger), statement of operations for the period January 1, 2020 to November 13, 2020 and statement of changes in net assets for the period January 1, 2020 to November 13, 2020 and for the year ended December 31, 2019.

Basis for Opinions

These financial statements are the responsibility of the Pruco Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Pruco Life Variable Universal Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Pruco Life Variable Universal Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

A104

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 8, 2021

We have served as the auditor of one or more of the subaccounts of Pruco Life Variable Universal Account since 1996.
A105

PRUCO LIFE INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company (together with its consolidated subsidiary, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2020, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2020.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 19, 2021

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Financial Position
December 31, 2020 and 2019 (in thousands, except share amounts)

	December 31, 2020	December 31, 2019
ASSETS
Fixed maturities, available-for-sale, at fair value (allowance for credit losses: 2020-$2,339) (amortized cost: 2020 – $6,157,371; 2019 – $5,283,266)	$7,012,631	$5,681,970
Fixed maturities, trading, at fair value (amortized cost: 2020 – $73,413; 2019 – $59,995)	82,482	59,964
Equity securities, at fair value (cost: 2020 – $105,508; 2019 – $6,360)	108,457	10,494
Policy loans	1,323,681	1,314,064
Short-term investments	49,997	0
Commercial mortgage and other loans (net of $4,552 and $1,768 allowance for credit losses at December 31, 2020 and December 31, 2019, respectively)(1)	1,288,846	1,239,885
Other invested assets (includes $94,939 and $87,456 measured at fair value at December 31, 2020 and 2019, respectively)	520,955	429,558
Total investments	10,387,049	8,735,935
Cash and cash equivalents	426,979	563,199
Deferred policy acquisition costs(1)	2,433,936	1,855,698
Accrued investment income	93,613	89,448
Reinsurance recoverables(1)	48,367,096	40,710,159
Receivables from parent and affiliates	266,473	271,981
Income taxes receivable(1)	175,024	102,652
Other assets	417,508	441,543
Separate account assets	145,740,422	138,387,772
TOTAL ASSETS	$208,308,100	$191,158,387
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits(1)	$32,889,181	$25,258,673
Policyholders’ account balances(1)	23,857,574	22,878,823
Cash collateral for loaned securities	2,725	7,529
Short-term debt to affiliates	0	2,845
Payables to parent and affiliates	75,990	216,842
Other liabilities(1)	1,694,492	1,390,876
Separate account liabilities	145,740,422	138,387,772
Total liabilities	204,260,384	188,143,360
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 14)
EQUITY
Common stock ($10 par value; 1,000,000 shares authorized; 250,000 shares issued and outstanding)	2,500	2,500
Additional paid-in capital	1,726,690	1,153,632
Retained earnings	1,772,398	1,577,453
Accumulated other comprehensive income (loss)	546,128	281,442
Total equity	4,047,716	3,015,027
TOTAL LIABILITIES AND EQUITY	$208,308,100	$191,158,387
(1) December 31, 2020 amounts include the impacts of the January 1, 2020 adoption of ASU 2016-13. See Note 2 for details.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2020, 2019, and 2018 (in thousands)

	2020	2019	2018
REVENUES
Premiums	$92,176	$28,544	$50,808
Policy charges and fee income	624,320	544,156	533,327
Net investment income	367,350	393,797	325,287
Asset administration fees	19,138	16,056	14,368
Other income	83,256	83,560	72,964
Realized investment gains (losses), net	(62,976)	(116,749)	(167,278)
TOTAL REVENUES	1,123,264	949,364	829,476
BENEFITS AND EXPENSES
Policyholders’ benefits	298,149	153,074	149,499
Interest credited to policyholders’ account balances	233,375	187,229	171,993
Amortization of deferred policy acquisition costs	140,562	113,318	135,826
General, administrative and other expenses	383,043	336,959	314,371
TOTAL BENEFITS AND EXPENSES	1,055,129	790,580	771,689
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	68,135	158,784	57,787
Income tax expense (benefit)	(130,248)	(59,132)	(52,641)
INCOME (LOSS) FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	198,383	217,916	110,428
Equity in earnings of operating joint venture, net of taxes	(1,686)	(917)	(1,790)
NET INCOME (LOSS)	$196,697	$216,999	$108,638
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	599	9,572	(17,745)
Net unrealized investment gains (losses)	334,893	381,447	(259,981)
Total	335,492	391,019	(277,726)
Less: Income tax expense (benefit) related to other comprehensive income (loss)	70,806	81,281	(55,174)
Other comprehensive income (loss), net of taxes	264,686	309,738	(222,552)
Comprehensive income (loss)	$461,383	$526,737	$(113,914)
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Equity
Years Ended December 31, 2020, 2019 and 2018 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2017	$2,500	$1,141,092	$1,526,310	$165,346	$2,835,248
Cumulative effect of adoption of ASU 2016-01			7,936	(1,539)	6,397
Cumulative effect of adoption of ASU 2018-02			(30,449)	30,449	0
Contributed capital		5,500			5,500
Dividend to parent			0		0
Contributed (distributed) capital-parent/child asset transfers		0			0
Comprehensive income:
Net income (loss)			108,638		108,638
Other comprehensive income (loss), net of tax				(222,552)	(222,552)
Total comprehensive income (loss)					(113,914)
Balance, December 31, 2018	2,500	1,146,592	1,612,435	(28,296)	2,733,231
Cumulative effect of adoption of accounting changes(1)			(1,981)		(1,981)
Contributed capital		5,900			5,900
Dividend to parent			(250,000)		(250,000)
Contributed (distributed) capital-parent/child asset transfers		1,140			1,140
Comprehensive income:
Net income (loss)			216,999		216,999
Other comprehensive income (loss), net of tax				309,738	309,738
Total comprehensive income (loss)					526,737
Balance, December 31, 2019	2,500	1,153,632	1,577,453	281,442	3,015,027
Cumulative effect of adoption of accounting changes(2)			(1,752)		(1,752)
Contributed capital		575,000			575,000
Dividend to parent			0		0
Contributed (distributed) capital-parent/child asset transfers		(1,942)			(1,942)
Comprehensive income:
Net income (loss)			196,697		196,697
Other comprehensive income (loss), net of tax				264,686	264,686
Total comprehensive income (loss)					461,383
Balance, December 31, 2020	$2,500	$1,726,690	$1,772,398	$546,128	$4,047,716
(1) Includes the impact from the adoption of ASU 2017-08 and 2017-12.
(2) Includes the impact from the adoption of ASU 2016-13. See Note 2.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2020, 2019 and 2018 (in thousands)

	2020	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$196,697	$216,999	$108,638
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income(1)	(81,850)	(53,158)	(49,038)
Interest credited to policyholders’ account balances	233,375	187,229	171,993
Realized investment (gains) losses, net	62,976	116,749	167,278
Amortization and other non-cash items	(102,443)	(81,847)	(43,259)
Change in:
Future policy benefits	2,658,195	2,538,263	1,843,825
Reinsurance recoverables	(2,440,532)	(2,739,573)	(1,832,092)
Accrued investment income	(4,165)	(1,170)	(5,937)
Net payables to/receivables from parent and affiliates	(145,743)	(7,175)	18,457
Deferred policy acquisition costs	(617,907)	(338,455)	(211,059)
Income taxes	(142,196)	(138,706)	(28,950)
Derivatives, net	10,969	143,004	(44,585)
Other, net	(6,498)	(22,573)	(4,487)
Cash flows from (used in) operating activities	(379,122)	(180,413)	90,784
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	385,245	948,693	561,340
Equity securities	5,043	29,532	6,008
Policy loans	174,208	162,744	153,124
Ceded policy loans	(12,863)	(11,953)	(15,131)
Short-term investments	371,508	51,117	13,404
Commercial mortgage and other loans	123,124	144,512	64,261
Other invested assets	16,280	18,599	19,527
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(1,269,808)	(940,605)	(875,672)
Fixed maturities, trading	(13,418)	(15,235)	(6,481)
Equity securities	(99,871)	(110)	(5,039)
Policy loans	(137,133)	(196,508)	(179,968)
Ceded policy loans	20,053	19,790	17,036
Short-term investments	(421,495)	(51,113)	(13,430)
Commercial mortgage and other loans	(165,398)	(171,762)	(199,847)
Other invested assets	(74,231)	(84,762)	(70,902)
Notes receivable from parent and affiliates, net	905	15,980	(2,464)
Derivatives, net	(4,048)	(4,056)	639
Other, net	2,290	(6,342)	(2,880)
Cash flows from (used in) investing activities	(1,099,609)	(91,479)	(536,475)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	4,775,163	5,407,620	5,093,239
Ceded policyholders’ account deposits	(3,479,973)	(3,537,492)	(3,230,005)
Policyholders’ account withdrawals	(3,291,806)	(3,568,340)	(3,135,714)
Ceded policyholders’ account withdrawals	2,709,182	2,431,701	2,022,519
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(4,804)	(3,534)	(22,106)
Dividend to parent	0	(250,000)	0
Contributed Capital	575,000	0	0
Contributed (distributed) capital - parent/child asset transfers	(2,458)	1,443	0
Net change in financing arrangements (maturities 90 days or less)	(2,845)	2,845	0

Drafts outstanding	40,514	7,150	(10,334)
Other, net(1)	24,538	(73,142)	(67,637)
Cash flows from (used in) financing activities	1,342,511	418,251	649,962
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(136,220)	146,359	204,271
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	563,199	416,840	212,569
CASH AND CASH EQUIVALENTS, END OF YEAR	$426,979	$563,199	$416,840
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$11,948	$79,574	$(23,684)
Interest paid	$2,783	$3,204	$3,099
(1) Prior period amounts have been revised to correct an error. See Note 16 for details.
Significant Non-Cash Transactions
There were no significant non-cash transactions for the years ended December 31, 2020, 2019 and 2018.

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, (“Pruco Life”) is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Pruco Life is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York, and sells such products primarily through affiliated and unaffiliated distributors.

Pruco Life has one wholly-owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, (“PLNJ”). PLNJ is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only. Pruco Life and its subsidiary are together referred to as the "Company", "we" or "our" and all financial information is shown on a consolidated basis.

Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition cost ("DAC") and related amortization; policyholders' account balances related to the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products; valuation of investments including derivatives, measurement of allowance for credit losses, and the recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.

COVID-19

Beginning in the first quarter of 2020, the outbreak of the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets, and has adversely impacted, and may continue to adversely impact, the Company’s results of operations, financial condition and cash flows. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. The risks may have manifested, and may continue to manifest, in the Company’s financial statements in the areas of, among others, i) investments: increased risk of loss on the Company's investments due to default or deterioration in credit quality or value; and ii) insurance liabilities and related balances: potential changes to assumptions regarding investment returns, mortality and policyholder behavior which are reflected in the Company's insurance liabilities and certain related balances (e.g., DAC, etc.). The Company cannot predict what impact the COVID-19 pandemic will ultimately have on the global economy, markets or its businesses.

Out of Period Adjustment

During the third quarter of 2020, the Company recorded an out of period adjustment which resulted in a net decrease of $7 million to "Income (loss) from operations before income taxes and equity in earnings of operating joint venture" for the year ended December 31, 2020. This adjustment primarily increased “General, administrative and other expenses” and relates to a correction of inputs to certain actuarial calculations which resulted in an overstatement of deferred policy acquisition costs. Management has evaluated the impact of all out of period adjustments, both individually and in the aggregate, and concluded that they are not material to any current or previously reported quarterly or annual financial statements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Revision to Prior Period Consolidated Financial Statements

The Company identified an error in the presentation of certain cash flow activity related to policyholders' account balances that impacted several line items within previously issued Consolidated Statements of Cash Flows. Prior period amounts have been revised in the financial statements to correct this error. Management evaluated these adjustments and concluded they were not material to any previously reported quarterly or annual financial statements. See Note 16 for a more detailed description of the revision and for comparisons of amounts previously reported to the revised amounts.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

ASSETS

Fixed maturities, available-for-sale, at fair value ("AFS debt securities") includes bonds, notes and redeemable preferred stock that are carried at fair value. See Note 5 for additional information regarding the determination of fair value. The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.

AFS debt securities, where fair value is below amortized cost, are reviewed quarterly to determine whether the amortized cost basis of the security is recoverable. For mortgage-backed and asset-backed AFS debt securities, a credit impairment will be recognized to the extent the amortized cost exceeds the net present value of projected future cash flows (the “net present value”) for the security. For all other AFS debt securities, qualitative factors are first considered including, but not limited to, the extent of the decline and the reasons for the decline in value (e.g., credit events, currency or interest-rate related, including general credit spread widening), and the financial condition of the issuer. If analysis of these qualitative factors results in the security needing to be impaired, the credit impairment will be measured as the extent to which the amortized cost exceeds the net present value. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the AFS debt security at the date of acquisition.

Credit impairment is recognized as an allowance for credit losses and reported in “Realized investment gains (losses), net.” Once the Company has deemed all or a portion of the amortized cost uncollectible, the allowance is removed from the balance sheet by writing down the amortized cost basis of the AFS debt security.

The Company adopted Accounting Standards Update ("ASU") 2016-13, and related ASUs, effective January 1, 2020. See “Recent Accounting Pronouncements” in this Note for additional information about the adoption. Prior to the adoption of ASU 2016-13, credit impairments were recognized as a direct write down to the cost basis of the security.

Interest income, including amortization of premium and accretion of discount, are included in “Net investment income” under the effective yield method. Prepayment premiums are also included in “Net investment income.”

For high credit quality mortgage-backed and asset-backed AFS debt securities (those rated AA or above), the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to “Net investment income” in accordance with the retrospective method.

For mortgage-backed and asset-backed AFS debt securities rated below AA, the effective yield is adjusted prospectively for any changes in the estimated timing and amount of cash flows unless the investment is purchased with credit deterioration or an allowance is currently recorded for the respective security. If an investment is impaired, any changes in the estimated timing and amount of cash flows will be recorded as the credit impairment, as opposed to a yield adjustment. If the asset is purchased with credit deterioration (or previously impaired) the effective yield will be adjusted if there are favorable changes in cash flows subsequent to the allowance being reduced to zero. Prior to the adoption of ASU 2016-13, the effective yield was adjusted prospectively unless an impairment was recorded in the current period.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

For mortgage-backed and asset-backed AFS debt securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. These assumptions can significantly impact income recognition and the amount of impairment recognized in earnings and other comprehensive income (loss) (“OCI”). The payment priority of the respective security is also considered. For all other AFS debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The Company may use the estimated fair value of collateral, if any, as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an allowance for losses is recognized in earnings for the difference between amortized cost and the net present value and is limited to the difference between amortized cost and fair value of the AFS debt security. Any difference between the fair value and the net present value of the debt security at the impairment measurement date remains in OCI. Changes in the allowance for losses are reported in “Realized investment gains (losses), net.”

When an AFS debt security’s fair value is below amortized cost and (1) the Company has the intent to sell the AFS debt security, or (2) it is more likely than not the Company will be required to sell the AFS debt security before its anticipated recovery, the amortized cost basis of the AFS debt security is written down to fair value and any previously recognized allowance is reversed. The impairment is reported in “Realized investment gains (losses), net.”

The associated unrealized gains and losses, net of tax, and the effect on DAC, deferred sales inducements ("DSI"), future policy benefits and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). Each of these balances is discussed in greater detail below.

Fixed maturities, trading, at fair value consists of fixed maturities that are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and interest and dividend income from these investments is reported in “Net investment income”.

Equity securities, at fair value is comprised of common stock and mutual fund shares that are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and dividend income is reported in “Net investment income” on the ex-dividend date.

Effective January 1, 2018, the Company adopted ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities using a modified retrospective method. Adoption of this ASU impacted the Company’s accounting and presentation related to equity investments. The most significant impact is that the changes in fair value of equity securities previously classified as “available-for-sale” are reported in net income within “Other income” in the Consolidated Statements of Operations. The impact of this standard resulted in an increase to retained earnings of $7.9 million, a reduction to AOCI of $1.5 million, and an increase to equity of $6.4 million upon adoption on January 1, 2018.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of the current expected credit loss ("CECL") allowance. Certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans, and certain unfunded mortgage loan commitments where the Company cannot unconditionally cancel the commitment) are also subject to a CECL allowance. See Note 14 for additional information.

Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income.”

The CECL allowance represents the Company’s best estimate of expected credit losses over the remaining life of the assets or off-balance sheet credit exposures. The determination of the allowance considers historical credit loss experience, current conditions, and reasonable and supportable forecasts. Prior to the adoption of ASU 2016-13, the allowance was based upon credit losses that were probable of occurring for recognized loans, not an estimate of credit losses that may occur over the remaining life of the asset.

The allowance is calculated separately for commercial mortgage loans, agricultural mortgage loans, other collateralized and uncollateralized loans. For commercial mortgage and agricultural mortgage loans, the allowance is calculated using an internally developed CECL model.

Key inputs to the CECL model include unpaid principal balances, internal credit ratings, annual expected loss factors, average lives of the loans adjusted for prepayment considerations, current and historical interest rate assumptions, and other factors influencing the Company’s view of the current stage of the economic cycle and future economic conditions. Subjective considerations include a review of whether historical loss experience is representative of current market conditions and the Company’s view of the credit cycle. Model assumptions and factors are reviewed and updated as appropriate. Information about certain key inputs is detailed below.

Key factors in determining the internal credit ratings for commercial mortgage and agricultural mortgage loans include loan-to-value and debt-service-coverage ratios. Other factors include amortization, loan term, and estimated market value growth rate and volatility for the property type and region. The loan-to-value ratio compares the carrying amount of the loan to the fair value of the underlying property or properties collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the carrying amount of the loan exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the carrying amount of the loan. The debt service coverage ratio is a property’s net operating income as a percentage of its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Annual expected loss rates are based on historical default and loss experience factors. Using average lives, the annual expected loss rates are converted into life-of-loan loss expectations.

When individual loans no longer have the credit risk characteristics of the commercial or agricultural mortgage loan pools, they are removed from the pools and are evaluated individually for an allowance. The allowance is determined based on the outstanding loan balance less the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateral dependent.

The CECL allowance on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. The change in allowance is reported in “Realized investment gains (losses), net.” As it relates to unfunded commitments that are in scope of this guidance, the CECL allowance is reported in “Other liabilities,” and the change in the allowance is reported in “Realized investment gains (losses), net.”

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The CECL allowance for other collateralized and uncollateralized loans (e.g., corporate loans) carried at amortized cost is determined based on probability of default and loss given default assumptions by sector, credit quality and average lives of the loans. Additions to or releases of the allowance are reported in “Realized investment gains (losses), net.”

Once the Company has deemed a portion of the amortized costs to be uncollectible, the uncollectible portion of allowance is removed from the balance sheet by writing down the amortized cost basis of the loan. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Interest received on loans that are past due is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged against interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a TDR. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a TDR as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a TDR. When there is a reasonable expectation that the Company will execute a TDR, all effects of the potential restructuring are considered for the estimation of the CECL allowance.

When a loan is modified in a TDR, the CECL allowance of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance is adjusted accordingly. The loan will be evaluated to determine whether the loan no longer has similar credit risk characteristics of the commercial or agricultural mortgage loan pools and need to be evaluated for an allowance on an individual basis. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loan.

In a TDR where the Company receives assets in full satisfaction of the debt, any CECL allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for credit impairment based on the CECL allowance process noted above.

Other invested assets consist of the Company’s non-coupon investments in limited partnerships and limited liability companies ("LPs/LLCs"), other than operating joint ventures, as well as derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value with changes in fair value reported in “Other income”. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income”.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as changes to the allowance for credit losses recognized in earnings. Realized investment gains and losses also reflect fair value changes on commercial mortgage loans carried at fair value, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value,” and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to purchase" below.) The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents. These assets are generally carried at fair value or amortized cost which approximates fair value.

Deferred policy acquisition costs are costs directly related to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully acquired contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC," net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions; however, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts, and index-linked crediting features of certain universal life contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial, a United States Securities and Exchange Commission (the "SEC") registrant, and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 9. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company's estimate of total gross profits to reflect actual fund performance and market conditions.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third party reinsurers, and are reported on the Consolidated Statements of Financial Position net of the CECL allowance. The CECL allowance considers the credit quality of the reinsurance counterparty and is generally determined based on the probability of default and loss given default assumptions, after considering any applicable collateral arrangements. The CECL allowance does not apply to reinsurance recoverables with affiliated counterparties under common control. Additions to or releases of the allowance are reported in “Policyholders’ benefits.” Prior to the adoption of this standard, an allowance for credit losses for reinsurance recoverables was established only when it was deemed probable that a reinsurer may fail to make payments to us in a timely manner. For additional information about these arrangements see Note 9.

Income taxes receivable primarily represents the net deferred tax asset and the Company’s estimated taxes receivable for the current year and open audit years.

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members record tax benefits to the extent tax losses or tax credits are recognized in the consolidated federal tax provision.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 10 for a discussion of factors considered when evaluating the need for a valuation allowance.

In December of 2017, SEC staff issued "SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act" ("SAB 118"), which allowed registrants to record provisional amounts during a 'measurement period' not to extend beyond one year. Under the relief provided by SAB 118, a company could recognize provisional amounts when it did not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 10 for a discussion of refinements to the provisional amount related to The United States Tax Cuts and Jobs Act of 2017 ("Tax Act of 2017") included in “Income tax expense (benefit)” in 2018.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 10 for additional information regarding income taxes.

Effective January 1, 2018, the Company adopted ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (Loss), which allowed a reclassification from AOCI to retained earnings for stranded effects resulting from the Tax Act of 2017. The Company elected to apply the ASU subsequent to recording the adoption impacts of ASU 2016-01 as described above. As a result, the Company reclassified stranded effects resulting from the Tax Act of 2017 by increasing AOCI and decreasing retained earnings, each by $30.4 million upon adoption on January 1, 2018. Stranded effects unrelated to the Tax Act of 2017 are generally released from AOCI when an entire portfolio of the type of item related to the stranded effect is liquidated, sold or extinguished (i.e., portfolio approach).

Other assets consist primarily of premiums due, deferred loss on reinsurance with affiliates, receivables resulting from sales of securities that had not yet settled at the balance sheet date, prepaid tax expenses, and the Company’s investments in operating joint ventures. Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary.

Separate account assets represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, and real estate-related investments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate account assets generally accrue to the contractholders and are not included in the Company’s consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”. See Note 8 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.

LIABILITIES

Future policy benefits include liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 8. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no-lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 5.

The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by recognizing a premium deficiency. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. If a premium deficiency is recognized, the assumptions without a provision for the risk of adverse deviation as of the premium deficiency test date are locked-in and used in subsequent valuations. The net reserves continue to be subject to premium deficiency testing. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities. See Note 7 for additional information regarding policyholders’ account balances. Policyholders’ account balances also includes amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are primarily used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as "Net investment income".

Securities sold under agreements to repurchase represent liabilities associated with securities repurchase agreements that are used primarily to earn spread income. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income.”

Other liabilities consist primarily of accrued expenses, reinsurance payables, and technical overdrafts.

Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.

Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.

REVENUES AND BENEFITS AND EXPENSES

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than universal and variable life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium valuation methodology.

Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium methodology.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 5 for information regarding the valuation of these embedded derivatives and Note 8 for additional information regarding these contracts.

Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

Policyholders’ account balances also includes amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust ("AST") (see Note 13). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Other income includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value,” and “Other invested assets” that are measured at fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

OTHER ACCOUNTING POLICIES

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties, while others are bilateral contracts between two counterparties. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 4, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other invested assets”, or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within “Fixed maturities, trading, at fair value” or “Equity securities, at fair value".

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. Effective April 1, 2016, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to Prudential Annuities Life Assurance Corporation ("PALAC"), excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. See Note 9 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits" and “Reinsurance recoverables”. Changes in the fair value are determined using valuation models as described in Note 5 and are recorded in “Realized investment gains (losses), net".

RECENT ACCOUNTING PRONOUNCEMENTS

Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of ASUs to the FASB Accounting Standards Codification ("ASC"). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2020, and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

Adoption of ASU 2016-13

The Company adopted ASU 2016-13, and related ASUs, effective January 1, 2020 using the modified retrospective method for certain financial assets carried at amortized cost and certain off-balance sheet exposures. The modified retrospective method results in a cumulative effect adjustment to opening retained earnings. The Company adopted the guidance related to fixed maturities, available-for-sale on a prospective basis.

This ASU requires the use of a new CECL model to account for expected credit losses on certain financial assets reported at amortized cost (e.g., loans held for investment, reinsurance receivables, etc.) and certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans and certain loan commitments). The guidance requires an entity to estimate lifetime credit losses related to such financial assets and credit exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect the collectability of the reported amounts. The standard also modifies the OTTI guidance for fixed maturities, available-for-sale requiring the use of an allowance rather than a direct write-down of the investment.

The impacts of this ASU on the Company’s Consolidated Financial Statements primarily include (1) A Cumulative Effect Adjustment Upon Adoption; (2) Changes to the Presentation of the Consolidated Statements of Financial Position and Consolidated Statements of Operations; and (3) Changes to Accounting Policies. Each of these impacts is described below.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(1) Cumulative Effect Adjustment Upon Adoption

Adoption of the standard resulted in a cumulative effect adjustment to opening retained earnings in the amount of $1.8 million, primarily related to commercial mortgage and other loans. The impact of adoption is not material to the following financial statement line items: deferred policy acquisition costs; reinsurance recoverables; income taxes receivable; future policy benefits; policyholders' account balances; and other liabilities. The prospective adoption of the portions of the standard related to fixed maturities, available-for-sale resulted in no impact to opening retained earnings.

(2) Changes to the Presentation of the Consolidated Statements of Financial Position and Consolidated Statements of Operations

The allowance for credit losses is presented parenthetically on relevant line items in the Consolidated Statements of Financial Position. In the Consolidated Statements of Operations, realized investment gains (losses), net are presented on one line item and will no longer reflect the breakout of OTTI on fixed maturity securities; OTTI on fixed maturity securities transferred to OCI; and other realized investment gains (losses), net. The presentation of this detail in prior periods is immaterial.

(3) Changes to Accounting Policies

The narrative description of our significant accounting policies at the beginning of this Note reflects our policies as of December 31, 2020, including the policies associated with the adoption of ASU 2016-13.

Other ASUs adopted during the year ended December 31, 2020

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting	This ASU provides optional relief for certain contracts impacted by reference rate reform. The standard permits an entity to consider contract modification due to reference rate reform to be an event that does not require contract remeasurement at the modification date or reassessment of a previous accounting determination. The ASU also temporarily (until December 31, 2022) allows hedge relationships to continue without de-designation upon changes due to reference rate reform.	March 12, 2020 to December 31, 2022 using the prospective method.	This ASU did not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
The Company made the election under ASU 2020-04 for all applicable contracts as they converted from the current reference rate to the new reference rate.

ASU issued but not yet adopted as of December 31, 2020 — ASU 2018-12

ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the FASB on August 15, 2018 and is expected to have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements. In October 2019, the FASB issued ASU 2019-09, Financial Services - Insurance (Topic 944): Effective Date to affirm its decision to defer the effective date of ASU 2018-12 to January 1, 2022 (with early adoption permitted), representing a one year extension from the original effective date of January 1, 2021. As a result of the COVID-19 pandemic, in November 2020, the FASB issued ASU 2020-11, Financial Services-Insurance (Topic 944): Effective Date and Early Application to defer for an additional one year the effective date of ASU 2018-12 from January 1, 2022 to January 1, 2023, and to provide transition relief to facilitate the early adoption of the ASU. The transition relief would allow large calendar-year public companies that early adopt ASU 2018-12 to apply the guidance either as of January 1, 2020 or January 1, 2021 (and record transition adjustments as of January 1, 2020 or January 1, 2021, respectively) in the 2022 financial statements. Companies that do not early adopt ASU 2018-12 would apply the guidance as of January 1, 2021 (and record transition adjustments as of January 1, 2021) in the 2023 financial statements. The Company currently intends to adopt ASU 2018-12 effective January 1, 2023. ASU 2018-12 will impact, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company. Outlined below are four key areas of change, although there are other less significant changes not noted below. In addition to the impacts to the balance sheet upon adoption, the Company also expects an impact to how earnings emerge thereafter.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

ASU 2018-12 Amended Topic	Description	Method of adoption	Effect on the financial statements or other significant matters
Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Consolidated Statements of Operations.	An entity may choose one of two adoption methods for the liability for future policy benefits: (1) a modified retrospective transition method whereby the entity may choose to apply the amendments to contracts in force as of the beginning of the prior year (if early adoption is elected) or as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) a full retrospective transition method.	The options for method of adoption and the impacts of such methods are under assessment.
Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires discount rate assumptions to be based on an upper-medium grade fixed income instrument yield, which will be updated each quarter with the impact recorded through OCI. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the discount rate assumptions.	As noted above, an entity may choose either a modified retrospective transition method or full retrospective transition method for the liability for future policy benefits. Under either method, for balance sheet remeasurement purposes, the liability for future policy benefits will be remeasured using current discount rates as of either the beginning of the prior year (if early adoption is elected) or the beginning of the earliest period presented with the impact recorded as a cumulative effect adjustment to AOCI.	Upon adoption, under either transition method, there will be an adjustment to AOCI as a result of remeasuring in-force contract liabilities using current upper-medium grade fixed income instrument yields. The adjustment upon adoption will largely reflect the difference between discount rates locked-in at contract inception versus current discount rates at transition. The magnitude of such adjustment is currently being assessed.
Amortization of DAC and other balances	Requires DAC and other balances, such as unearned revenue reserves and DSI, to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability.	An entity may apply one of two adoption methods: (1) a modified retrospective transition method whereby the entity may choose to apply the amendments to contracts in force as of the beginning of the prior year (if early adoption is elected) or as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) if an entity chooses a full retrospective transition method for its liability for future policy benefits, as described above, it is required to also use a full retrospective transition method for DAC and other balances.	The options for method of adoption and the impacts of such methods are under assessment. Under the modified retrospective transition method, the Company would not expect a significant impact to the balance sheet, other than the impact of the removal of any related amounts in AOCI.
Market Risk Benefits ("MRB")	Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value, and record MRB assets and liabilities separately on the Consolidated Statements of Financial Position. Changes in fair value of market risk benefits are recorded in net income, except for the portion of the change in MRB liabilities attributable to changes in an entity’s NPR, which is recognized in OCI.	An entity shall adopt the guidance for market risk benefits using the retrospective transition method, which includes a cumulative-effect adjustment on the balance sheet as of either the beginning of prior year (if early adoption is elected) or the beginning of the earliest period presented. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the market risk benefits upon adoption.	Upon adoption, the Company expects an impact to retained earnings for the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., guaranteed minimum death benefits ("GMDB") on variable annuities) and an impact from reclassifying the cumulative effect of changes in NPR from retained earnings to AOCI. The magnitude of such adjustments is currently being assessed.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

3. INVESTMENTS
Fixed Maturity Securities
The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2020
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$74,946	$2,931	$22	$0	$77,855
Obligations of U.S. states and their political subdivisions	460,003	57,948	0	0	517,951
Foreign government bonds	206,633	44,254	32	0	250,855
U.S. public corporate securities	2,473,440	456,581	587	0	2,929,434
U.S. private corporate securities	919,316	95,793	2,198	855	1,012,056
Foreign public corporate securities	278,717	42,899	886	0	320,730
Foreign private corporate securities	977,539	123,006	7,131	1,484	1,091,930
Asset-backed securities(1)	236,909	1,115	386	0	237,638
Commercial mortgage-backed securities	480,412	40,660	125	0	520,947
Residential mortgage-backed securities(2)	49,456	3,779	0	0	53,235
Total fixed maturities, available-for-sale	$6,157,371	$868,966	$11,367	$2,339	$7,012,631
(1)Includes credit-tranched securities collateralized by loan obligations, credit cards, auto loans, education loans and sub-prime mortgages.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

	December 31, 2019
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$83,622	$2,846	$0	$86,468	$0
Obligations of U.S. states and their political subdivisions	458,152	39,675	0	497,827	0
Foreign government bonds	196,034	26,793	1	222,826	0
U.S. public corporate securities	1,914,503	229,071	2,247	2,141,327	0
U.S. private corporate securities	886,281	44,497	1,006	929,772	0
Foreign public corporate securities	256,843	22,158	385	278,616	0
Foreign private corporate securities	939,603	38,426	19,551	958,478	0
Asset-backed securities(1)	119,602	800	466	119,936	(7)
Commercial mortgage-backed securities	367,848	15,231	163	382,916	0
Residential mortgage-backed securities(2)	60,778	3,050	24	63,804	(131)
Total fixed maturities, available-for-sale	$5,283,266	$422,547	$23,843	$5,681,970	$(138)

(1)Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, education loans and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $1.7 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following table sets forth the fair value and gross unrealized losses on available-for-sale fixed maturity securities without an allowance for credit losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the date indicated:

	December 31, 2020
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,255	$22	$0	$0	$2,255	$22
Foreign government bonds	2,270	32	0	0	2,270	32
U.S. public corporate securities	33,295	341	2,754	246	36,049	587
U.S. private corporate securities	33,806	771	6,659	1,427	40,465	2,198
Foreign public corporate securities	6,432	97	6,464	789	12,896	886
Foreign private corporate securities	2,931	131	85,340	6,657	88,271	6,788
Asset-backed securities	51,914	183	70,503	203	122,417	386
Commercial mortgage-backed securities	17,443	125	0	0	17,443	125
Residential mortgage-backed securities	0	0	0	0	0	0
Total fixed maturities, available-for-sale	$150,346	$1,702	$171,720	$9,322	$322,066	$11,024

The following table sets forth the fair value and gross unrealized losses on fixed maturity securities aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the date indicated:

	December 31, 2019
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
Foreign government bonds	$2,152	$1	$400	$0	$2,552	$1
U.S. public corporate securities	81,622	984	19,206	1,263	100,828	2,247
U.S. private corporate securities	33,264	780	22,143	226	55,407	1,006
Foreign public corporate securities	3,839	23	9,379	362	13,218	385
Foreign private corporate securities	32,800	921	186,693	18,630	219,493	19,551
Asset-backed securities	32,361	243	55,461	223	87,822	466
Commercial mortgage-backed securities	22,153	163	0	0	22,153	163
Residential mortgage-backed securities	3,049	16	692	8	3,741	24
Total fixed maturities, available-for-sale	$211,240	$3,131	$293,974	$20,712	$505,214	$23,843
As of December 31, 2020, the gross unrealized losses on fixed maturity available-for-sale securities without an allowance were composed of $5.0 million related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $6.0 million, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2020, $9.3 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the finance, energy and utility sectors.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

As of December 31, 2019, the gross unrealized losses on fixed maturity securities were composed of $16.0 million related to “1” highest quality or “2” high quality securities based on the NAIC or equivalent rating and $7.8 million related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2019, the $20.7 million of gross unrealized losses of twelve months or more were concentrated in the Company's corporate securities within the finance, energy and consumer non-cyclical sectors.

In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for credit losses related to these fixed maturity securities was not warranted at December 31, 2020. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates, foreign currency exchange rate movements and the financial condition or near-term prospects of the issuer. As of December 31, 2020, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2020
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$132,265	$134,349
Due after one year through five years	701,919	745,249
Due after five years through ten years	1,006,387	1,113,006
Due after ten years	3,550,023	4,208,207
Asset-backed securities	236,909	237,638
Commercial mortgage-backed securities	480,412	520,947
Residential mortgage-backed securities	49,456	53,235
Total fixed maturities, available-for-sale	$6,157,371	$7,012,631

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.
The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on write-downs, impairments and the allowance for credit losses of fixed maturities, for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
		(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$81,766	$633,787	$234,617
Proceeds from maturities/prepayments	305,859	314,906	326,664
Gross investment gains from sales and maturities	1,293	59,557	1,370
Gross investment losses from sales and maturities	(1,878)	(3,785)	(11,000)
OTTI recognized in earnings(2)	N/A	(9,034)	(3,710)
Write-downs recognized in earnings(3)	(4,312)	N/A	N/A
(Addition to) release of allowance for credit losses(4)	(2,339)	N/A	N/A

(1)Includes $2.4 million, $0.0 million and $(0.1) million of non-cash related proceeds due to the timing of trade settlements for the years ended December 31, 2020, 2019 and 2018, respectively.
(2)For the years ended December 31, 2019 and 2018, amounts exclude the portion of OTTI amounts remaining in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(3)For the year ended December 31, 2020, amounts represent write-downs of credit adverse securities, write-downs on securities approaching maturity related to foreign exchange movements and securities actively marketed for sale.
(4)Effective January 1, 2020, credit losses on available-for-sale fixed maturity securities are recorded within the “allowance for credit losses.”

The following table sets forth the activity in the allowance for credit losses for fixed maturity securities, as of the date indicated:

	Year Ended December 31, 2020
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Bonds	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
	(in thousands)
Fixed maturities, available-for-sale:
Balance, beginning of year	$0	$0	$0	$0	$0	$0	$0
Additions to allowance for credit losses not previously recorded	0	0	5,672	0	0	0	5,672
Reductions for securities sold during the period	0	0	(3,147)	0	0	0	(3,147)
Addition (reductions) on securities with previous allowance	0	0	(186)	0	0	0	(186)
Write-downs charged against the allowance	0	0	0	0	0	0	0
Balance, end of period	$0	$0	$2,339	$0	$0	$0	$2,339

See Note 2 for additional information about the Company’s methodology for developing our allowance and expected losses.
For the year ended December 31, 2020, the increase in the allowance for credit losses on available-for-sale securities was primarily related to adverse projected cash flows on private corporate securities.
The Company did not have any fixed maturity securities purchased with credit deterioration, as of December 31, 2020.
Equity Securities
The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Other income,” was $(1.2) million, $(1.0) million and $(2.8) million during the years ended December 31, 2020, 2019 and 2018, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2020		December 31, 2019
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$364,549	28.2%	$355,175	28.6%
Hospitality	34,069	2.6	31,449	2.5
Industrial	399,017	30.9	299,803	24.1
Office	195,443	15.1	205,498	16.6
Other	138,477	10.7	136,841	11.0
Retail	142,266	11.0	190,690	15.4
Total commercial mortgage loans	1,273,821	98.5	1,219,456	98.2
Agricultural property loans	19,577	1.5	22,197	1.8
Total commercial mortgage and agricultural property loans	1,293,398	100.0%	1,241,653	100.0%
Allowance for credit losses	(4,552)		(1,768)
Total net commercial mortgage and agricultural property loans	$1,288,846		$1,239,885

As of December 31, 2020, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States (with the largest concentrations in California (22%), Texas (13%) and New York (7%)) and included loans secured by properties in Europe (12%), Mexico (3%), and Australia (2%).
The following table sets forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Balance at December 31, 2017	$1,728	$66	$1,794
Addition to (release of) allowance for credit losses	298	(27)	271
Balance at December 31, 2018	$2,026	$39	$2,065
Addition to (release of) allowance for credit losses	(283)	(14)	(297)
Balance at December 31, 2019	$1,743	$25	$1,768
Cumulative effect of adoption of ASU 2016-13	2,495	(8)	2,487
Addition to (release of) allowance for expected losses	308	(11)	297
Balance at December 31, 2020	$4,546	$6	$4,552

See Note 2 for additional information about the Company's methodology for developing our allowance and expected losses.
For the year ended December 31, 2020, the increase in the allowance for credit losses on commercial mortgage and other loans was primarily related to the cumulative effect of adoption of ASU 2016-13.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables set forth key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2020
	Amortized Cost by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(in thousands)
Commercial mortgage loans
Loan-to-Value Ratio:
0%-59.99%	$10,645	$47,284	$33,443	$92,410	$162,030	$251,903	$597,715
60%-69.99%	69,819	95,331	141,260	52,710	80,875	43,823	483,818
70%-79.99%	63,783	36,099	22,431	32,476	21,178	15,342	191,309
80% or greater	0	0	0	979	0	0	979
Total	$144,247	$178,714	$197,134	$178,575	$264,083	$311,068	$1,273,821
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$128,839	$159,476	$177,098	$171,255	$238,010	$290,741	$1,165,419
1.0 - 1.2x	15,408	10,334	7,134	7,320	26,073	16,418	82,687
Less than 1.0x	0	8,904	12,902	0	0	3,909	25,715
Total	$144,247	$178,714	$197,134	$178,575	$264,083	$311,068	$1,273,821
Agricultural property loans
Loan-to-Value Ratio:
0%-59.99%	$0	$0	$0	$6,486	$0	$13,091	$19,577
60%-69.99%	0	0	0	0	0	0	0
70%-79.99%	0	0	0	0	0	0	0
80% or greater	0	0	0	0	0	0	0
Total	$0	$0	$0	$6,486	$0	$13,091	$19,577
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$0	$0	$0	$6,486	$0	$12,276	$18,762
1.0 - 1.2x	0	0	0	0	0	0	0
Less than 1.0x	0	0	0	0	0	815	815
Total	$0	$0	$0	$6,486	$0	$13,091	$19,577

Commercial mortgage loans
	December 31, 2019
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$655,136	$18,418	$1,097	$674,651
60%-69.99%	354,827	12,799	0	367,626
70%-79.99%	149,448	27,506	0	176,954
80% or greater	0	225	0	225
Total commercial mortgage loans	$1,159,411	$58,948	$1,097	$1,219,456

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Agricultural property loans
	December 31, 2019
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$21,382	$0	$815	$22,197
60%-69.99%	0	0	0	0
70%-79.99%	0	0	0	0
80% or greater	0	0	0	0
Total agricultural property loans	$21,382	$0	$815	$22,197

See Note 2 for additional information about the Company’s commercial mortgage and other loans credit quality monitoring process.

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2020
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,273,821	$0	$0	$0	$1,273,821	$0
Agricultural property loans	19,577	0	0	0	19,577	0
Total	$1,293,398	$0	$0	$0	$1,293,398	$0

(1)As of December 31, 2020, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

	December 31, 2019
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,219,456	$0	$0	$0	$1,219,456	$0
Agricultural property loans	22,197	0	0	0	22,197	0
Total	$1,241,653	$0	$0	$0	$1,241,653	$0

(1)As of December 31, 2019, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.
There were no loans on non-accrual status as of December 31, 2020. Loans on non-accrual status did not recognize interest income for the year ended December 31, 2020.
The Company did not have any commercial mortgage and other loans purchased with credit deterioration, as of December 31, 2020.
For both the years ended December 31, 2020 and 2019, there were no commercial mortgage and other loans acquired, other than those through direct origination. For the years ended December 31, 2020 and 2019, there were $0 million and $5 million of commercial mortgage and other loans sold, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Other Invested Assets
The following table sets forth the composition of “Other invested assets,” as of the dates indicated:

	December 31,
	2020	2019
	(in thousands)
Company's investment in separate accounts	$44,018	$46,573
LPs/LLCs:
Equity method:
Private equity	241,493	189,095
Hedge funds	77,311	64,002
Real estate-related	63,194	42,432
Subtotal equity method	381,998	295,529
Fair value:
Private equity	65,436	62,639
Hedge funds	499	562
Real estate-related	10,857	11,707
Subtotal fair value	76,792	74,908
Total LPs/LLCs	458,790	370,437
Derivative instruments	18,147	12,548
Total other invested assets	$520,955	$429,558

Equity Method Investments

The following tables set forth summarized combined financial information for significant LP/LLC interests accounted for under the equity method, including the Company’s investments in operating joint ventures. Changes between periods in the tables below reflect changes in the activities within the operating joint ventures and LPs/LLCs, as well as changes in the Company’s level of investment in such entities.

	December 31,
	2020	2019
	(in thousands)
STATEMENTS OF FINANCIAL POSITION
Total assets(1)	$12,952,942	$26,017,399
Total liabilities(2)	$90,444	$164,080
Partners’ capital	12,862,498	25,853,319
Total liabilities and partners’ capital	$12,952,942	$26,017,399
Total liabilities and partners’ capital included above	$348,267	$325,677
Equity in LP/LLC interests not included above	175,024	114,505
Carrying value	$523,291	$440,182

(1)Amount represents gross assets of each fund where the Company has a significant investment. These assets consist primarily of investments in real estate, investments in securities and other miscellaneous assets.
(2)Amount represents gross liabilities of each fund where the Company has a significant investment. These liabilities consist primarily of third-party-borrowed funds and other miscellaneous liabilities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
STATEMENTS OF OPERATIONS
Total revenue(1)	$565,409	$819,904	$128,356
Total expenses(2)	(201,644)	(200,666)	(39,040)
Net earnings (losses)	$363,765	$619,238	$89,316
Equity in net earnings (losses) included above	$8,644	$24,971	$(2,470)
Equity in net earnings (losses) of LP/LLC interests not included above	25,859	5,077	(1,452)
Total equity in net earnings (losses)	$34,503	$30,048	$(3,922)

(1)Amount represents gross revenue of each fund where the Company has a significant investment. This revenue consists of income from investments in real estate, investments in securities and other income.
(2)Amount represents gross expenses of each fund where the Company has a significant investment. These expenses consist primarily of interest expense, investment management fees, salary expenses and other expenses.

Accrued Investment Income

The following table sets forth the composition of “Accrued investment income,” as of the date indicated:

December 31, 2020
(in thousands)
Fixed maturities	$54,565
Equity securities	1
Commercial mortgage and other loans	3,610
Policy loans	35,374
Short-term investments and cash equivalents	63
Total accrued investment income	$93,613

There were no write-downs on accrued investment income for the year ended December 31, 2020.

Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
Fixed maturities, available-for-sale	$224,262	$235,456	$220,942
Fixed maturities, trading	1,768	1,374	1,105
Equity securities	410	856	885
Commercial mortgage and other loans	50,534	57,886	49,577
Policy loans	70,363	68,485	66,305
Other invested assets	36,684	38,577	2,256
Short-term investments and cash equivalents	3,219	9,266	2,382
Gross investment income	387,240	411,900	343,452
Less: investment expenses	(19,890)	(18,103)	(18,165)
Net investment income	$367,350	$393,797	$325,287

The carrying value of non-income producing assets included $10.5 million in available-for-sale fixed maturities as of December 31, 2020. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2020.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
Fixed maturities(1)	$(7,236)	$46,738	$(13,340)
Commercial mortgage and other loans	(226)	297	(271)
Other invested assets	(287)	(3,400)	849
Derivatives	(55,003)	(160,368)	(154,208)
Short-term investments and cash equivalents	(224)	(16)	(308)
Realized investment gains (losses), net	$(62,976)	$(116,749)	$(167,278)

(1)Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.
Net Unrealized Gains (Losses) on Investments within AOCI
The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2020	2019	2018
	(in thousands)
Fixed maturity securities, available-for-sale — with OTTI(1)	$ N/A	$1,568	$(689)
Fixed maturity securities, available-for-sale — all other(1)	N/A	397,136	(44,619)
Fixed maturity securities, available-for-sale with an allowance	0	N/A	N/A
Fixed maturity securities, available-for-sale without an allowance	857,599	N/A	N/A
Derivatives designated as cash flow hedges(2)	(8,112)	26,126	22,122
Affiliated notes	4,024	4,715	810
Other investments(3)	(4,162)	(4,365)	5,055
Net unrealized gains (losses) on investments	$849,349	$425,180	$(17,321)

(1)Effective January 1, 2020, per ASU 2016-13, fixed maturity securities, available-for-sale are no longer required to be disclosed “with OTTI” and “all other.”
(2)For more information on cash flow hedges, see Note 4.
(3)Includes net unrealized gains (losses) on certain joint ventures that are strategic in nature and are included in “Other assets.”
Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2020 and 2019, the Company had no repurchase agreements.
The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2020			December 31, 2019
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)
U.S. public corporate securities	$0	$0	$0	$5,048	$0	$5,048
Foreign public corporate securities	2,725	0	2,725	2,481	0	2,481
Total cash collateral for loaned securities(1)	$2,725	$0	$2,725	$7,529	$0	$7,529
(1)The Company did not have any agreements with remaining contractual maturities greater than thirty days, as of the dates indicated.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2020	2019
	(in thousands)
Pledged collateral:
Fixed maturity securities, available-for-sale	$2,525	$7,292
Total securities pledged	$2,525	$7,292
Liabilities supported by the pledged collateral:
Cash collateral for loaned securities	$2,725	$7,529
Total liabilities supported by the pledged collateral	$2,725	$7,529
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of both December 31, 2020 and 2019, there was no collateral that could be sold or repledged.
As of December 31, 2020 and 2019, there were available-for-sale fixed maturities of $4.3 million and $3.8 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DERIVATIVES AND HEDGING
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
Equity Contracts
Equity options are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company offers certain products (for example, variable annuities and index-linked universal life) which may include guaranteed benefit features that are accounted for as embedded derivatives; related to certain of these derivatives, the Company has entered into reinsurance agreements with both affiliated and unaffiliated parties. Effective April 1, 2016, the Company entered into reinsurance agreements with affiliates, PALAC and Prudential Insurance. Additionally, the Company has entered into a reinsurance agreement with an external counterparty, Union Hamilton Reinsurance, Ltd. ("Union Hamilton"). See Note 9 for additional information on the reinsurance agreements.
These embedded derivatives and reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 5.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral.

	December 31, 2020			December 31, 2019
Primary Underlying Risk/Instrument Type	Gross Notional	Fair Value		Gross Notional	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Interest Rate Swaps	$3,486	$203	$0	$3,615	$0	$(50)
Foreign Currency Swaps	861,074	27,336	(49,316)	773,933	36,551	(12,471)
Total Derivatives Designated as Hedge Accounting Instruments	$864,560	$27,539	$(49,316)	$777,548	$36,551	$(12,521)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$663,050	$57,024	$(11,117)	$569,925	$33,256	$(4,490)
Interest Rate Futures	57,700	198	0	0	0	0
Foreign Currency
Foreign Currency Forwards	55,292	5	(1,322)	21,580	0	(518)
Credit
Credit Default Swaps	2,313	0	(18)	0	0	0
Currency/Interest Rate
Foreign Currency Swaps	143,011	6,584	(7,286)	151,792	7,563	(1,892)
Equity
Equity Options	3,244,900	306,196	(196,767)	2,680,048	174,398	(78,381)
Total Derivatives Not Qualifying as Hedge Accounting Instruments	$4,166,266	$370,007	$(216,510)	$3,423,345	$215,217	$(85,281)
Total Derivatives(1)(2)	$5,030,826	$397,546	$(265,826)	$4,200,893	$251,768	$(97,802)
(1)Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $13,228 million and $8,530 million as of December 31, 2020 and 2019, respectively included in "Future policy benefits" and $1,155 million and $962 million as of December 31, 2020 and 2019, respectively included in "Policyholders' account balances". The fair value of the related reinsurance, included in "Reinsurance recoverables" or "Other liabilities" was an asset of $13,240 million and $8,540 million as of December 31, 2020 and 2019, respectively.
(2)Recorded in “Other invested assets” and “Payables to parent and affiliates” on the Consolidated Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2020
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$397,546	$(379,399)	$18,147	$(14,572)	$3,575
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$397,546	$(379,399)	$18,147	$(14,572)	$3,575
Offsetting of Financial Liabilities:
Derivatives(1)	$265,826	$(265,826)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$265,826	$(265,826)	$0	$0	$0

	December 31, 2019
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$251,765	$(239,220)	$12,545	$(12,545)	$0
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$251,765	$(239,220)	$12,545	$(12,545)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$97,802	$(97,802)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$97,802	$(97,802)	$0	$0	$0

(1)Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 13. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps and interest rate swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit and equity derivatives in any of its cash flow hedge accounting relationships.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2020
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$(44)	$21	$0	$284
Currency/Interest Rate	(314)	10,660	(10,161)	(34,522)
Total cash flow hedges	(358)	10,681	(10,161)	(34,238)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	17,000	0	0	0
Currency	(2,560)	0	0	0
Currency/Interest Rate	(4,130)	0	(109)	0
Credit	(284)	0	0	0
Equity	37,480	0	0	0
Embedded Derivatives	(102,151)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(54,645)	0	(109)	0
Total	$(55,003)	$10,681	$(10,270)	$(34,238)

	Year Ended December 31, 2019
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$0	$0	$0	$(50)
Currency/Interest Rate	425	9,007	(1,698)	4,081
Total cash flow hedges	425	9,007	(1,698)	4,031
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	18,609	0	0	0
Currency	20	0	0	0
Currency/Interest Rate	3,485	0	(5)	0
Credit	(1)	0	0	0
Equity	74,068	0	0	0
Embedded Derivatives	(256,974)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(160,793)	0	(5)	0
Total	$(160,368)	$9,007	$(1,703)	$4,031

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2018
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$(997)	$6,819	$10,066	$39,801
Total cash flow hedges	(997)	6,819	10,066	39,801
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(7,688)	0	0	0
Currency	1,475	0	0	0
Currency/Interest Rate	6,395	0	44	0
Credit	(2)	0	0	0
Equity	(27,212)	0	0	0
Embedded Derivatives	(126,179)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(153,211)	0	44	0
Total	$(154,208)	$6,819	$10,110	$39,801

(1)Net change in AOCI.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2017	$(17,678)
Amount recorded in AOCI
Currency/Interest Rate	55,689
Total amount recorded in AOCI	55,689
Amount reclassified from AOCI to income
Currency/Interest Rate	(15,889)
Total amount reclassified from AOCI to income	(15,889)
Balance, December 31, 2018	$22,122
Cumulative-effect adjustment from the adoption of ASU 2017-12(1)	(27)
Amount recorded in AOCI
Interest Rate	(50)
Currency/Interest Rate	11,815
Total amount recorded in AOCI	11,765
Amount reclassified from AOCI to income
Currency/Interest Rate	(7,734)
Total amount reclassified from AOCI to income	(7,734)
Balance, December 31, 2019	$26,126
Amount recorded in AOCI
Interest Rate	261
Currency/Interest Rate	(34,337)
Total amount recorded in AOCI	(34,076)
Amount reclassified from AOCI to income
Interest Rate	23
Currency/Interest Rate	(185)
Total amount reclassified from AOCI to income	(162)
Balance, December 31, 2020	$(8,112)
(1)See Note 2 for details.

The changes in fair value of cash flow hedges are deferred in AOCI and are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2020 values, it is estimated that a pre-tax gain of $9 million is expected to be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2021.

The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments.

There were no material amounts reclassified from AOCI into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Credit Derivatives
The Company has no exposure from credit derivative positions where it has written credit protection as of December 31, 2020 and 2019.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $2 million and $0 million reported as of December 31, 2020 and 2019, respectively with a fair value of $0 million for both periods.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparty to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.
5. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, equity securities and derivative contracts that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain cash equivalents, and certain OTC derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts, and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	December 31, 2020
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$22,855	$55,000	$0	$77,855
Obligations of U.S. states and their political subdivisions	0	517,951	0	0	517,951
Foreign government bonds	0	250,692	163	0	250,855
U.S. corporate public securities	0	2,929,431	3	0	2,929,434
U.S. corporate private securities	0	977,423	34,633	0	1,012,056
Foreign corporate public securities	0	311,407	9,323	0	320,730
Foreign corporate private securities	0	961,113	130,817	0	1,091,930
Asset-backed securities(2)	0	235,573	2,065	0	237,638
Commercial mortgage-backed securities	0	520,947	0	0	520,947
Residential mortgage-backed securities	0	53,235	0	0	53,235
Subtotal	0	6,780,627	232,004	0	7,012,631
Fixed maturities, trading	0	81,727	755	0	82,482
Equity securities	100,268	300	7,889	0	108,457
Short-term investments	49,997	0	0	0	49,997
Cash equivalents	49,996	347,330	0	0	397,326
Other invested assets(3)	198	397,348	0	(379,399)	18,147
Reinsurance recoverables	0	0	13,239,539	0	13,239,539
Receivables from parent and affiliates	0	111,970	0	0	111,970
Subtotal excluding separate account assets	200,459	7,719,302	13,480,187	(379,399)	21,020,549
Separate account assets(4)(5)	0	140,583,009	0	0	140,583,009
Total assets	$200,459	$148,302,311	$13,480,187	$(379,399)	$161,603,558
Future policy benefits(6)	$0	$0	$13,227,814	$0	$13,227,814
Policyholders' account balances	0	0	1,155,274	0	1,155,274
Payables to parent and affiliates	0	265,826	0	(265,826)	0
Total liabilities	$0	$265,826	$14,383,088	$(265,826)	$14,383,088

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2019
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$47,797	$38,671	$0	$86,468
Obligations of U.S. states and their political subdivisions	0	497,827	0	0	497,827
Foreign government bonds	0	222,663	163	0	222,826
U.S. corporate public securities	0	2,141,324	3	0	2,141,327
U.S. corporate private securities	0	893,943	35,829	0	929,772
Foreign corporate public securities	0	278,435	181	0	278,616
Foreign corporate private securities	0	944,408	14,070	0	958,478
Asset-backed securities(2)	0	117,935	2,001	0	119,936
Commercial mortgage-backed securities	0	382,916	0	0	382,916
Residential mortgage-backed securities	0	63,804	0	0	63,804
Subtotal	0	5,591,052	90,918	0	5,681,970
Fixed maturities, trading	0	59,296	668	0	59,964
Equity securities	131	465	9,898	0	10,494
Short-term investments	0	0	0	0	0
Cash equivalents	0	547,642	0	0	547,642
Other invested assets(3)	0	251,764	4	(239,220)	12,548
Reinsurance recoverables	0	0	8,539,671	0	8,539,671
Receivables from parent and affiliates	0	119,431	3,135	0	122,566
Subtotal excluding separate account assets	131	6,569,650	8,644,294	(239,220)	14,974,855
Separate account assets(4)(5)	0	133,625,669	0	0	133,625,669
Total assets	$131	$140,195,319	$8,644,294	$(239,220)	$148,600,524
Future policy benefits(6)	$0	$0	$8,529,566	$0	$8,529,566
Policyholders' account balances	0	0	962,351	0	962,351
Payables to parent and affiliates	0	97,802	0	(97,802)	0
Total liabilities	$0	$97,802	$9,491,917	$(97,802)	$9,491,917

(1)“Netting” amounts represent cash collateral of $113.6 million and $141.4 million as of December 31, 2020 and 2019, respectively.
(2)Includes credit tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(3)Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2020 and 2019, the fair values of such investments were $77 million and $75 million, respectively.
(4)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Consolidated Statements of Financial Position.
(5)Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate owned life insurance fund, for which fair value is measured at NAV per share (or its equivalent). At December 31, 2020 and 2019, the fair value of such investments was $5,157 million and $4,762 million, respectively.
(6)As of December 31, 2020, the net embedded derivative liability position of $13,228 million includes $483 million of embedded derivatives in an asset position and $13,711 million of embedded derivatives in a liability position. As of December 31, 2019, the net embedded derivative liability position of $8,530 million includes $611 million of embedded derivatives in an asset position and $9,141 million of embedded derivatives in a liability position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2020 and 2019, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other invested assets”, or as liabilities within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.
The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including the secured overnight financing rate ("SOFR"), obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance recoverables” or “Other liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future policy benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or asset balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the London Inter Bank Offered Rate ("LIBOR") swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Policyholders' Account Balances - The liability for policyholders’ account balances is related to certain embedded derivative instruments associated with certain universal life products that provide the policyholders with the index-linked interest credited over contract specified term periods. The fair values of these liabilities are determined using discounted cash flow models which include capital market assumptions such as interest rates and equity index volatility assumptions, the Company’s market-perceived NPR and actuarially determined assumptions for mortality, lapses and projected hedge costs.
As there is no observable active market for these liabilities, the fair value is determined as the present value of account balances paid to policyholders in excess of contractually guaranteed minimums using option pricing techniques for index term periods that contain deposits as of the valuation date, and the expected option budget for future index term periods, where the terms of index crediting rates have not yet been declared by the Company. Premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows are also incorporated in the fair value of these liabilities. Since the valuation of these liabilities require the use of management’s judgment to determine these risk premiums and the use of unobservable inputs, these liabilities are reflected within Level 3 in the fair value hierarchy.
Capital market inputs, including interest rates and equity markets volatility, and actual policyholders’ account values are updated each quarter. Actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. Aside from these annual updates, assumptions are generally updated only if a material change is observed in an interim period that the Company believes is indicative of a long-term trend.
Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities - The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	December 31, 2020
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$151,554	Discounted cash flow	Discount rate	0.99%	11.38%	3.44%	Decrease
Reinsurance recoverables	$13,239,539	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(4)	$13,227,814	Discounted cash flow	Lapse rate(6)	1%	20%		Decrease
			Spread over LIBOR(7)	0.06%	1.17%		Decrease
			Utilization rate(8)	39%	96%		Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%	15%		Decrease
			Equity volatility curve	18%	26%		Increase
Policyholders' account balances(5)	$1,155,274	Discounted cash flow	Lapse rate(6)	1%	6%		Decrease
			Spread over LIBOR(7)	0.06%	1.17%		Decrease
			Mortality rate(10)	0%	24%		Decrease
			Equity volatility curve	15%	30%		Increase

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2019
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum		Weighted Average		Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$27,816	Discounted cash flow	Discount rate		5.24%		17.47%	8.25%		Decrease
		Market Comparables	EBITDA multiples(3)	5.7	X	5.7	X	5.7	X	Increase
Reinsurance recoverables	$8,539,671	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(4)	$8,529,566	Discounted cash flow	Lapse rate(6)		1%		18%			Decrease
			Spread over LIBOR(7)		0.10%		1.23%			Decrease
			Utilization rate(8)		43%		97%			Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)		0%		15%			Decrease
			Equity volatility curve		13%		23%			Increase
Policyholders' account balances(5)	$962,351	Discounted cash flow	Lapse rate(6)		1%		6%			Decrease
			Spread over LIBOR(7)		0.10%		1.23%			Decrease
			Mortality rate(10)		0%		24%			Decrease
			Equity volatility curve		10%		23%			Increase
(1)Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.
(2)Includes assets classified as fixed maturities and available-for-sale.
(3)Represents multiples of earnings before interest, taxes, depreciation and amortization "EBITDA", and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.
(4)Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(5)Policyholders’ account balances primarily represent general account liabilities for the index-linked interest credited on certain of the Company’s life products that are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(6)Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For any given contract, lapse rates vary throughout the period over which cash flows are projected for the purposes of valuing these embedded derivatives.
(7)The spread over the LIBOR swap curve represents the premium added to the proxy for the risk-free rate (LIBOR) to reflect the Company's estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt.
(8)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(9)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2020 and 2019, the minimum withdrawal rate assumption is 76% and 78%, respectively. As of both December 31, 2020 and 2019, the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.
(10)The range reflects the mortality rates for the vast majority of business with living benefits and other contracts, with policyholders ranging from 45 to 90 years old. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Mortality rates may vary by product, age, and duration. A mortality improvement assumption is also incorporated into the overall mortality table.
Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate.

	Year Ended December 31, 2020
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. government	$38,671	$0	$16,329	$0	$0	$0	$0	$0	$0	$55,000	$0
Foreign government	163	0	0	0	0	0	0	0	0	163	(1)
Corporate securities(4)	50,083	14,715	11,121	(3,680)	0	(7,850)	(1,914)	114,695	(2,394)	174,776	14,679
Structured securities(5)	2,001	(483)	7,444	(6)	0	(1,255)	0	0	(5,636)	2,065	(489)
Other assets:
Fixed maturities, trading	668	87	0	0	0	0	0	0	0	755	87
Equity securities	9,898	2,821	0	(4,830)	0	0	0	0	0	7,889	1,211
Other invested assets	4	(4)	0	0	0	0	0	0	0	0	(4)
Short-term investments	0	0	0	0	0	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0	0	0	0	0
Reinsurance recoverables	8,539,671	3,604,075	1,095,793	0	0	0	0	0	0	13,239,539	3,889,923
Receivables from parent and affiliates	3,135	23	0	0	0	(3,158)	0	0	0	0	0
Liabilities:
Future policy benefits	(8,529,566)	(3,610,281)	0	0	(1,087,967)	0	0	0	0	(13,227,814)	(3,896,128)
Policyholders' account balances(6)	(962,351)	(30,199)	0	0	(162,724)	0	0	0	0	(1,155,274)	3,853

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2020
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)(7)
	(in thousands)
Fixed maturities, available-for-sale	$(5,019)	$0	$19,106	$145	$(4,773)	$0	$18,962
Other assets:
Fixed maturities, trading	0	87	0	0	0	87	0
Equity securities	0	2,821	0	0	0	1,211	0
Other invested assets	(4)	0	0	0	(4)	0	0
Short-term investments	0	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0
Reinsurance recoverables	3,604,075	0	0	0	3,889,923	0	0
Receivables from parent and affiliates	0	0	0	23	0	0	0
Liabilities:
Future policy benefits	(3,610,281)	0	0	0	(3,896,128)	0	0
Policyholders' account balances	(30,199)	0	0	0	3,853	0	0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2019
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. government	$29,816	$0	$8,855	$0	$0	$0	$0	$0	$0	$38,671	$0
Foreign government	0	4	0	0	0	0	0	159	0	163	0
Corporate securities(4)	56,588	(5,229)	4,226	(81)	0	(18,884)	0	13,463	0	50,083	(8,467)
Structured securities(5)	6,556	1,322	0	(130)	0	(6,336)	0	77,660	(77,071)	2,001	0
Other assets:
Fixed maturities, trading	0	(83)	0	0	0	0	0	751	0	668	(83)
Equity securities	15,997	1,668	0	(7,767)	0	0	0	0	0	9,898	1,534
Other invested assets	4	0	0	0	0	0	0	0	0	4	0
Short-term investments	0	0	1,388	0	0	(1,388)	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0	0	0	0	0
Reinsurance recoverables	5,600,008	1,936,363	1,003,300	0	0	0	0	0	0	8,539,671	2,142,421
Receivables from parent and affiliates	9,261	190	0	0	0	(6,316)	0	0	0	3,135	0
Liabilities:
Future policy benefits	(5,588,840)	(1,945,323)	0	0	(995,403)	0	0	0	0	(8,529,566)	(2,151,380)
Policyholders' account balances(6)	(13,015)	(765,917)	0	0	(183,419)	0	0	0	0	(962,351)	(759,661)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2019
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(8,198)	$0	$3,615	$680	$(8,467)	$0
Other assets:
Fixed maturities, trading	0	(83)	0	0	0	(83)
Equity securities	0	1,668	0	0	0	1,534
Other invested assets	0	0	0	0	0	0
Short-term investments	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0
Reinsurance recoverables	1,936,363	0	0	0	2,142,421	0
Receivables from parent and affiliates	0	0	0	190	0	0
Liabilities:
Future policy benefits	(1,945,323)	0	0	0	(2,151,380)	0
Policyholders' account balances	(765,917)	0	0	0	(759,661)	0
The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and OCI for the year ended December 31, 2018, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2018.

	Year Ended December 31, 2018
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(1,600)	$0	$(6,015)	$418	$(1,944)	$0
Other assets:
Fixed maturities, trading	0	0	0	0	0	0
Equity securities	0	(1,453)	0	0	0	(1,453)
Other invested assets	(5)	0	0	0	(5)	0
Short-term investments	(47)	0	0	0	(19)	0
Cash equivalents	(256)	0	0	0	0	0
Reinsurance recoverables	(782,025)	0	0	0	(573,853)	0
Receivables from parent and affiliates	0	0	(20)	67	0	0
Liabilities:
Future policy benefits	780,261	0	0	0	572,088	0
Policyholders' account balances	24,405	0	0	0	24,405	0
(1)Realized investment gains (losses) on future policy benefits and reinsurance recoverables primarily represent the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts.
(2)Other includes reclassifications of certain assets and liabilities between reporting categories.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities.
(5)Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities.
(6)Issuances and settlements for Policyholders' account balances are presented net in the rollforward.
(7)Effective January 1, 2020, the changes in unrealized gains and losses for the period included in other comprehensive income for recurring Level 3 fair value measurements held at the end of the reporting period were added prospectively due to adoption of ASU 2018-13. Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2020
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,359,422	$1,359,422	$1,288,846
Policy loans	0	0	1,323,681	1,323,681	1,323,681
Cash and cash equivalents	29,653	0	0	29,653	29,653
Accrued investment income	0	93,613	0	93,613	93,613
Reinsurance recoverables	0	0	227,993	227,993	217,637
Receivables from parent and affiliates	0	154,503	0	154,503	154,503
Other assets	0	27,120	0	27,120	27,120
Total assets	$29,653	$275,236	$2,911,096	$3,215,985	$3,135,053
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,428,043	$286,533	$1,714,576	$1,704,220
Cash collateral for loaned securities	0	2,725	0	2,725	2,725
Short-term debt to affiliates	0	0	0	0	0
Payables to parent and affiliates	0	75,990	0	75,990	75,990
Other liabilities	0	415,889	0	415,889	415,889
Total liabilities	$0	$1,922,647	$286,533	$2,209,180	$2,198,824

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2019
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,288,625	$1,288,625	$1,239,885
Policy loans	0	0	1,314,064	1,314,064	1,314,064
Cash and cash equivalents	15,557	0	0	15,557	15,557
Accrued investment income	0	89,448	0	89,448	89,448
Reinsurance recoverables	0	0	212,368	212,368	211,813
Receivables from parent and affiliates	0	149,415	0	149,415	149,415
Other assets	0	22,505	0	22,505	22,505
Total assets	$15,557	$261,368	$2,815,057	$3,091,982	$3,042,687
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,264,128	$277,782	$1,541,910	$1,541,355
Cash collateral for loaned securities	0	7,529	0	7,529	7,529
Short-term debt to affiliates	0	2,845	0	2,845	2,845
Payables to parent and affiliates	0	216,842	0	216,842	216,842
Other liabilities	0	387,109	0	387,109	387,109
Total liabilities	$0	$1,878,453	$277,782	$2,156,235	$2,155,680

(1)Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.
The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, unsettled trades and accounts receivable.
Reinsurance Recoverables
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements between the Company and related parties. See Note 9 for additional information about the Company's reinsurance arrangements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Short-term Debt to Affiliates
The fair value of short-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.
6. DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2020	2019	2018
	(in thousands)
Balance, beginning of year	$1,855,698	$1,613,922	$1,376,211
Capitalization of commissions, sales and issue expenses	758,469	451,773	346,885
Amortization-Impact of assumption and experience unlocking and true-ups	(27,844)	(34,619)	(54,772)
Amortization-All other	(112,718)	(78,699)	(81,054)
Change due to unrealized investment gains and losses	(39,861)	(37,337)	26,652
Other(1)(2)	192	(59,342)	0
Balance, end of year	$2,433,936	$1,855,698	$1,613,922

(1)Represents the impact of the January 1, 2020 adoption of ASU 2016-13. See Note 2 for details.
(2) Includes ceded DAC upon reinsurance agreement with Prudential Arizona Reinsurance Term Company and Prudential Arizona Reinsurance Captive Company in 2019. See Note 9 for additional information.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

7. POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31 for the years indicated are as follows:

	2020	2019
	(in thousands)
Life insurance – domestic	$17,167,209	$14,522,350
Life insurance – Taiwan	1,642,747	1,493,716
Individual annuities and supplementary contracts	810,989	677,266
Other contract liabilities	13,268,236	8,565,341
Total future policy benefits	$32,889,181	$25,258,673
Life insurance liabilities include reserves for death benefits. Individual annuities and supplementary contract liabilities include reserves for life contingent immediate annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for domestic and Taiwanese individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 7.8% for setting domestic insurance reserves and 6.2% to 7.4% for setting Taiwanese reserves.
Future policy benefits for individual annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 0.0% to 14.8%; less than 0.3% of the reserves based on an interest rate in excess of 8%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 0.3% to 2.6%. See Note 8 for additional information regarding liabilities for guaranteed benefits related to certain long-duration life and annuity contracts.
Policyholders’ Account Balances
Policyholders’ account balances at December 31 for the years indicated are as follows:

	2020	2019
	(in thousands)
Interest-sensitive life contracts	$18,638,033	$17,793,669
Individual annuities	3,637,196	3,613,971
Guaranteed interest accounts	154,284	207,038
Other	1,428,061	1,264,145
Total policyholders’ account balances	$23,857,574	$22,878,823
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities and certain unearned revenues. Policyholders' account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. See Note 5 for additional information on the fair value of these embedded derivative instruments. Interest crediting rates for interest-sensitive life contracts range from 1.9% to 4.6% . Interest crediting rates for individual annuities range from 0.0% to 6.3%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 10.0%. Interest crediting rates range from 0.5% to 8.0% for other.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

8. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issued fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no-lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2020 and 2019, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2020		December 31, 2019
	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)
	(in thousands)
Annuity Contracts
Return of net deposits
Account value	$104,700,706	N/A	$101,413,706	N/A
Net amount at risk	$18,336	N/A	$23,061	N/A
Average attained age of contractholders	68 years	N/A	67 years	N/A
Minimum return or contract value
Account value	$19,949,435	$114,832,594	$20,008,013	$111,734,329
Net amount at risk	$1,272,073	$2,042,199	$1,423,229	$2,214,835
Average attained age of contractholders	71 years	68 years	70 years	68 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years
(1)Balances are gross of reinsurance.
(2)Includes income and withdrawal benefits.

	December 31, 2020	December 31, 2019

	In the Event of Death(1)(2)
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
Separate account value	$4,087,733	$3,781,929
General account value	$9,920,732	$9,169,757
Net amount at risk	$146,158,176	$147,370,237
Average attained age of contractholders	56 years	55 years
(1)Balances are gross of reinsurance.
(2)Excludes assumed reinsurance of GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business that is retroceded 100% to PAR U.
Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2020(1)	December 31, 2019(1)
	(in thousands)
Equity funds	$68,436,773	$67,526,437
Bond funds	51,126,536	48,484,071
Money market funds	1,578,516	1,877,377
Total	$121,141,825	$117,887,885
(1)Balances are gross of reinsurance.
In addition to the amounts invested in separate account investment options above, $3.5 billion at both December 31, 2020 and December 31, 2019 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2020, 2019 and 2018 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for GMDB and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders' benefits”. GMAB, GMWB and GMIWB are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 5 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in "Realized investment gains (losses), net." This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP. Additionally, the Company externally reinsures the guaranteed benefit features associated with certain contracts. See Note 9 for further information regarding the external reinsurance arrangement.

	GMDB		GMIB	GMWB/GMIWB/ GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance at December 31, 2017	$390,338	$4,997,310	$17,131	$5,452,583	$10,857,362
Incurred guarantee benefits(1)	71,467	717,444	1,889	136,256	927,056
Paid guarantee benefits	(35,800)	(76,944)	(2,032)	0	(114,776)
Change in unrealized investment gains and losses	(14,437)	(405,956)	(178)	0	(420,571)
Balance at December 31, 2018	411,568	5,231,854	16,810	5,588,839	11,249,071
Incurred guarantee benefits(1)	52,717	1,473,762	2,266	2,940,727	4,469,472
Paid guarantee benefits	(25,992)	(110,642)	(2,209)	0	(138,843)
Change in unrealized investment gains and losses	22,208	805,259	240	0	827,707
Balance at December 31, 2019	460,501	7,400,233	17,107	8,529,566	16,407,407
Incurred guarantee benefits(1)	114,878	1,368,759	3,490	4,698,248	6,185,375
Paid guarantee benefits	(37,804)	(126,148)	(1,667)	0	(165,619)
Change in unrealized investment gains and losses	31,488	720,741	318	0	752,547
Balance at December 31, 2020	$569,063	$9,363,585	$19,248	$13,227,814	$23,179,710
(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB, which includes the liability for no-lapse guarantees, and GMIB liability are established when associated assessments (which include all policy charges including charges for administration, mortality, expense, surrender, and other, regardless of how characterized) are recognized. This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (e.g., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. Similar to as described above for DAC, the reserves are subject to adjustments based on annual reviews of assumptions and quarterly adjustments for experience, including market performance. These adjustments reflect the impact on the benefit ratio of using actual historical experience from the issuance date to the balance sheet date plus updated estimates of future experience. The updated benefit ratio is then applied to all prior periods’ assessments to derive an adjustment to the reserve recognized through a benefit or charge to current period earnings.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs), in general, guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. The Company has offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held.
There were no deferred sales inducements balances at December 31, 2020 and 2019 because they were fully ceded.
9. REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), Prudential Universal Reinsurance Company ("PURC"), Prudential Term Reinsurance Company (“Term Re”), PALAC, Gibraltar Universal Life Reinsurance Company ("GUL Re") and Dryden Arizona Reinsurance Term Company (“DART”), its parent company Prudential Insurance, as well as third parties. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, and facilitate the Company's capital market hedging program. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

Reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long-duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance policy charges and fee income ceded for universal life and variable annuity products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into reinsurance agreements to transfer the risk related to the living benefit guarantees on variable annuities to PALAC excluding the PLNJ business which was reinsured to Prudential Insurance. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through “Realized investment gains (losses), net”. See Note 4 for additional information related to the accounting for embedded derivatives.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	2020	2019
	(in thousands)
Reinsurance recoverables	$48,367,096	$40,710,159
Policy loans	(153,869)	(142,262)
Deferred policy acquisition costs	(6,574,020)	(6,989,618)
Deferred sales inducements	(445,493)	(515,968)
Other assets(1)	233,364	258,427
Policyholders’ account balances	4,773,439	4,934,544
Future policy benefits(2)	5,069,353	4,209,817
Other liabilities(3)	1,099,318	884,641
(1)Includes $0.0 million of unaffiliated activity as of both December 31, 2020 and 2019.
(2)Includes $0.0 million of unaffiliated activity as of both December 31, 2020 and 2019.
(3)Includes $42.6 million and $43.1 million of unaffiliated activity as of December 31, 2020 and 2019, respectively.
Reinsurance recoverables by counterparty are broken out below:

	December 31, 2020	December 31, 2019
	(in thousands)
PAR U	$13,352,845	$12,380,683
PALAC	15,941,123	11,635,405
PURC	5,368,831	4,692,769
PARCC	2,572,428	2,627,595
GUL Re	2,573,609	2,292,638
PAR Term	1,913,265	1,825,594
Prudential Insurance	2,421,226	1,764,512
Prudential of Taiwan	1,649,998	1,499,685
Term Re	1,766,978	1,506,366
DART	502,770	327,235
Unaffiliated	304,023	157,677
Total reinsurance recoverables	$48,367,096	$40,710,159

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reinsurance amounts, included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2020	2019	2018
	(in thousands)
Premiums:
Direct	$1,923,708	$1,882,584	$1,807,809
Assumed(1)	184	206	230
Ceded(2)	(1,831,716)	(1,854,246)	(1,757,231)
Net premiums	92,176	28,544	50,808
Policy charges and fee income:
Direct	3,491,735	3,725,113	3,248,574
Assumed	587,466	519,265	497,751
Ceded(3)	(3,454,881)	(3,700,222)	(3,212,998)
Net policy charges and fee income	624,320	544,156	533,327
Net investment income:
Direct	372,822	398,762	330,058
Assumed	1,579	1,631	1,581
Ceded	(7,051)	(6,596)	(6,352)
Net investment income	367,350	393,797	325,287
Asset administration fees:
Direct	360,438	355,118	346,727
Assumed	0	0	0
Ceded	(341,300)	(339,062)	(332,359)
Net asset administration fees	19,138	16,056	14,368
Other income:
Direct	78,445	83,891	68,931
Assumed(4)	(1)	(293)	96
Ceded	165	(59)	(55)
Amortization of reinsurance income	4,647	21	3,992
Net other income	83,256	83,560	72,964
Realized investment gains (losses), net:
Direct	(3,593,799)	(1,912,241)	769,114
Assumed	0	0	0
Ceded(5)	3,530,823	1,795,492	(936,392)
Realized investment gains (losses), net	(62,976)	(116,749)	(167,278)
Policyholders’ benefits (including change in reserves):
Direct	3,584,011	3,352,159	2,647,574
Assumed(6)	1,055,277	885,542	599,589
Ceded(7)	(4,341,139)	(4,084,627)	(3,097,664)
Net policyholders’ benefits (including change in reserves)	298,149	153,074	149,499
Interest credited to policyholders’ account balances:
Direct	536,886	470,551	499,458
Assumed	136,153	135,355	141,307
Ceded	(439,664)	(418,677)	(468,772)
Net interest credited to policyholders’ account balances	233,375	187,229	171,993
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization	(1,589,113)	(1,772,111)	(1,587,360)
(1)Includes $0.2 million of unaffiliated activity for each of the years ended December 31, 2020, 2019 and 2018.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(2)Includes $(10.5) million, $(0.6) million and $(0.2) million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
(3)Includes $(54) million, $(34) million and $(20) million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
(4)Includes $0 million, $(0.3) million and $0.1 million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
(5)Includes $73 million, $44 million and $(34) million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
(6)Includes $0.9 million, $1.9 million and $0.0 million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
(7)Includes $(70) million, $(30) million and $(10) million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2020	2019	2018
	(in thousands)
Direct gross life insurance face amount in force	$1,045,775,819	$993,850,732	$936,489,617
Assumed gross life insurance face amount in force	38,818,752	39,877,183	40,811,929
Reinsurance ceded	(986,701,914)	(963,444,461)	(901,709,295)
Net life insurance face amount in force	$97,892,657	$70,283,454	$75,592,251

Information regarding significant affiliated reinsurance agreements is described below.
PAR U
Pruco Life reinsures an amount equal to 70% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates prior to January 1, 2011.
Effective July 1, 2012, PLNJ reinsures an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates through December 31, 2019, excluding those policies that are subject to principle-based reserving.
On January 2, 2013, Pruco Life began to assume Guaranteed Universal Life ("GUL") business from Prudential Insurance in connection with the acquisition of The Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U.
PALAC
Effective April 1, 2016, the Company entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to PALAC, excluding the PLNJ business, which was reinsured to Prudential Insurance. This reinsurance agreement covers new and in-force business and excludes business reinsured externally. As of December 31, 2020, the Company discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation has no impact on the reinsurance agreement between PALAC, Prudential Insurance, and the Company.
PURC
Pruco Life reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates from January 1, 2011 through December 31, 2013 with PURC and 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain of its universal policies, with effective dates from January 1, 2014 through December 31, 2016.
PARCC
Prior to July 1, 2019, the Company reinsured 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 90% to 100% of the policy risk amount reinsured, which resulted in an initial transfer of $476 million in premiums and $409 million in expenses ceded with the difference being deferred and subsequently amortized through income.
GUL Re
Effective January 1, 2017, Pruco Life entered into an automatic coinsurance agreement with GUL Re to reinsure an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain of its universal policies, with effective dates on or after January 1, 2017 through December 31, 2019, excluding those policies that are subject to principle-based reserving.
Effective July 1, 2017, Pruco Life amended this agreement to include 30% of Universal Protector policies having no-lapse guarantees as well as certain of its universal policies with effective dates prior to January 1, 2014.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

PAR Term
Prior to July 1, 2019, the Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 95% to 100% of the policy risk amount reinsured, which resulted in an initial transfer of $150 million in premiums and $115 million in expenses ceded with the difference being deferred and subsequently amortized through income.
Prudential of Taiwan
On January 31, 2001, Pruco Life transferred all of its assets and liabilities associated with its Taiwanese branch, including its Taiwanese insurance book of business, to Prudential of Taiwan, an affiliated company. The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, Pruco Life is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against Pruco Life.
The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under U.S. GAAP. Under this accounting treatment, the insurance related liabilities remain on the books of Pruco Life and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in U.S. dollars.
On August 11, 2020, Prudential International Insurance Holdings, Ltd. (“PIIH”), a subsidiary of Prudential Financial, entered into a Share Purchase Agreement with Taishin Financial Holding Co., Ltd. (the “Buyer”) pursuant to which PIIH has agreed to sell to the Buyer all of the issued and outstanding capital stock of Prudential of Taiwan. The Share Purchase Agreement contains customary warranties and covenants of PIIH and the Buyer. The Company expects the transaction to close in 2021, subject to regulatory approval and the satisfaction of customary closing conditions. The Buyer will provide Pruco Life a backstop indemnification and Pruco Life will provide a guarantee to stand ready to perform in the event of default by both Prudential of Taiwan and the Buyer.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014, through December 31, 2017, through an automatic coinsurance agreement with Term Re.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2017, this agreement has been terminated for certain new business, primarily Universal Life insurance policies. As of January 1, 2020, the remaining portions of new business (specifically Term policies) ceased being reinsured by the Company to Prudential Insurance. Effective July 1, 2017, the Company reinsures a portion of the mortality risk directly to third-party reinsurers and retains all of the non-reinsured portion of the mortality risk. Effective July 1, 2019, this agreement has been recaptured for certain term life insurance policies which are now reinsured to PARCC and PAR Term as noted above.
On January 2, 2013, Pruco Life began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Financial Services Group, Inc. ("Hartford Financial"). The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. In May 2018, Hartford Financial sold a group of operating subsidiaries, which includes two of Prudential Insurance's counterparties to these reinsurance arrangements. There was no impact to the terms, rights or obligations of Prudential Insurance, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties. Similarly, there was no impact to the Company's reinsurance arrangements with respect to such GUL business as a result of this change in control. In January 2021, there was a definitive agreement announced to subsequently sell the two counterparties mentioned above. We anticipate there will be no impact to the terms, rights or obligations of the Company, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties.
The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.
Effective April 1, 2016, PLNJ entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to Prudential Insurance. This reinsurance agreement covers new and in-force business.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

DART
Effective January 1, 2018, the Company entered into an automatic coinsurance agreement with DART to reinsure an amount equal to 95% of the risks associated with its term life insurance policies with effective dates on or after January 1, 2018 through December 31, 2019, excluding those policies that are subject to principle-based reserving.
Information regarding significant third-party reinsurance arrangements is described below.
Union Hamilton
Between April 1, 2015 and December 31, 2016, the Company, excluding its subsidiary, reinsured approximately 50% of the new business related to “highest daily” living benefits rider guarantees on HDI v.3.0 product, available with Prudential Premier® Retirement Variable Annuity, to Union Hamilton. This reinsurance remains in force for the duration of the underlying annuity contracts. New sales of HDI v.3.0 subsequent to December 31, 2016 are not covered by this external reinsurance agreement. As of December 31, 2020, $3.2 billion of HDI v.3.0 account values are reinsured to Union Hamilton.
10. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Current tax expense (benefit):
U.S. federal	$(358,548)	$56,371	$36,739
Total	(358,548)	56,371	36,739
Deferred tax expense (benefit):
U.S. federal	228,300	(115,503)	(89,380)
Total	228,300	(115,503)	(89,380)
Total income tax expense (benefit) on income (loss) before equity in earnings of operating joint ventures	(130,248)	(59,132)	(52,641)
Income tax expense (benefit) on equity in earnings of operating joint ventures	(518)	(1,773)	648
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	70,806	81,281	(55,174)
Total income tax expense (benefit)	$(59,960)	$20,376	$(107,167)
Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2020, 2019 and 2018, and the reported income tax expense (benefit) are summarized as follows:

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Expected federal income tax expense	$14,308	$33,345	$12,136
Non-taxable investment income	(46,836)	(52,291)	(49,845)
Tax credits	(27,980)	(40,602)	(40,272)
Changes in tax law	(70,121)	0	3,618
Settlements with taxing authorities	0	0	20,984
Other	381	416	738
Reported income tax expense (benefit)	$(130,248)	$(59,132)	$(52,641)
Effective tax rate	(191.2)%	(37.2)%	(91.1)%

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The effective tax rate is the ratio of “Income tax expense (benefit)” divided by “Income (loss) from operations before income taxes and equity in earnings of operating joint venture.” The Company’s effective tax rate for fiscal years 2020, 2019 and 2018 was (191.2)%, (37.2)% and (91.1)%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2020, 2019 and 2018, and the Company’s effective tax rate during the periods presented:
Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $45 million of the total $47 million of 2020 non-taxable investment income, $50 million of the total $52 million of 2019 non-taxable investment income, and $47 million of the total $50 million of 2018 non-taxable investment income. The DRD for the current period was estimated using information from 2019, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
Tax credits. These amounts primarily represent tax credits relating to foreign taxes withheld on the Company’s separate account investments.
Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:
Tax Act of 2017. On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. During 2018, the Company completed the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpreted any additional guidance issued by the IRS, U.S. Department of the Treasury or other standard-setting organizations, and recognized a $1 million reduction in income tax expense primarily related to refinements of our provisional estimates.
2018 Industry Issue Resolution. In August 2018, the IRS released a Directive to provide guidance on the tax reserving for guaranteed benefits within variable annuity contracts and principle-based reserves on certain life insurance contracts. Adopting the methodology specified in the Directive resulted in an acceleration of taxable income for the Company's 2017 tax return that would have otherwise been deductible in future years. Prior to the adoption of this Directive, the Company accounted for these future deductions as deferred tax assets measured using the current 21% corporate income tax rate. Upon adoption of the Directive, the tax benefits were revalued using the 35% tax rate applicable for the 2017 tax year and resulted in an increase in income tax expense of $5 million in 2018.
The CARES Act. On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) was enacted into law. One provision of the CARES Act amends the Tax Act of 2017 and allows companies with net operating losses (“NOLs”) originating in 2018, 2019, or 2020 to carry back those losses up to five years. For 2020, the Company has recorded an income tax benefit of $70 million from carrying the estimated 2020 NOL back to tax years that have a 35% tax rate.
Settlements with taxing authorities. During 2018, the Company reached an agreement with the IRS to resolve outstanding tax audit issues for tax years 2015 and 2016 and partially for 2017 which resulted in a $21 million increase to our income tax expense for 2018.
Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2020	2019
	(in thousands)
Deferred tax assets:
Insurance reserves	$296,635	$427,843
Other(1)	0	9,110
Deferred tax assets	296,635	436,953
Deferred tax liabilities:
Deferred policy acquisition cost	142,147	67,431
Net unrealized gain on securities	180,067	83,801
Investments	124,821	142,028
Other	4,032	0
Deferred tax liabilities	451,067	293,260
Net deferred tax asset (liability)	$(154,432)	$143,693
(1) Prior period amounts have been updated to conform to current period presentation.
The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
The Company had no valuation allowance as of December 31, 2020 and 2019. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s “Income (loss) from operations before income taxes and equity in earnings of operating joint venture” includes income from domestic operations of $68 million, $159 million and $58 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following table reconciles the total amount of unrecognized tax benefits at the beginning and end of the periods indicated.

	2020	2019	2018
	(in thousands)
Balance at January 1,	$0	$0	$30,196
Increases in unrecognized tax benefits-prior years	0	0	0
(Decreases) in unrecognized tax benefits-prior years	0	0	0
Increases in unrecognized tax benefits-current year	0	0	0
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	0	0	(30,196)
Balance at December 31,	$0	$0	$0
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$0	$0	$0
The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The company did not recognize tax related interest and penalties.
At December 31, 2020, the Company remains subject to examination in the U.S. for tax years 2014 through 2020.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

11. EQUITY
Accumulated Other Comprehensive Income (Loss)
AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Consolidated Statements of Comprehensive Income. Net unrealized investment gains (losses) are described in further detail in Note 2. The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2017	$(234)	$165,580	$165,346
Change in OCI before reclassifications	(17,745)	(257,432)	(275,177)
Amounts reclassified from AOCI	0	(2,549)	(2,549)
Income tax benefit (expense)	581	54,593	55,174
Cumulative effect of adoption of ASU 2016-01	0	(1,539)	(1,539)
Cumulative effect of adoption of ASU 2018-02	(50)	30,499	30,449
Balance, December 31, 2018	(17,448)	(10,848)	(28,296)
Change in OCI before reclassifications	9,572	435,919	445,491
Amounts reclassified from AOCI	0	(54,472)	(54,472)
Income tax benefit (expense)	(41)	(81,240)	(81,281)
Balance, December 31, 2019	(7,917)	289,359	281,442
Change in OCI before reclassifications	599	327,819	328,418
Amounts reclassified from AOCI	0	7,074	7,074
Income tax benefit (expense)	(479)	(70,327)	(70,806)
Balance, December 31, 2020	$(7,797)	$553,925	$546,128
(1)Includes cash flow hedges of $(8) million, $26 million, and $22 million as of December 31, 2020, 2019 and 2018, respectively.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Amounts reclassified from AOCI(1)(2):
Net unrealized investment gains (losses):
Cash flow hedges—Currency/Interest rate(3)	$162	$7,734	$15,889
Net unrealized investment gains (losses) on available-for-sale securities(4)	(7,236)	46,738	(13,340)
Total net unrealized investment gains (losses)	(7,074)	54,472	2,549
Total reclassifications for the period	$(7,074)	$54,472	$2,549
(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 4 for additional information on cash flow hedges.
(4)See table below for additional information on unrealized investment gains (losses), including the impact on DAC and other costs, future policy benefits, policyholders’ account balances and other liabilities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on available-for-sale fixed maturity securities and certain other invested assets and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from OCI those items that are included as part of “Net income” for a period that had been part of OCI in earlier periods. The amounts for the periods indicated below, split between amounts related to available-for-sale fixed maturity securities on which an OTTI had been previously recognized, an allowance for credit losses has been recognized, and all other net unrealized investment gains (losses), are as follows:
Net Unrealized Gains (Losses) on Available-for-Sale Fixed Maturity Securities on which an OTTI had been previously recognized

	Net Unrealized Gains (Losses) on Investments	DAC and Other Costs(2)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(3)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2017	$1,609	$(99)	$22	$(682)	$850
Net unrealized investment gains (losses) on investments arising during the period	(2,150)	0	0	451	(1,699)
Reclassification adjustment for (gains) losses included in net income	(20)	0	0	4	(16)
Reclassification adjustment for OTTI losses excluded from net income(1)	(128)	0	0	27	(101)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(53)	0	11	(42)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	15	(3)	12
Balance, December 31, 2018	(689)	(152)	37	(192)	(996)
Net unrealized investment gains (losses) on investments arising during the period	2,112	0	0	(450)	1,662
Reclassification adjustment for (gains) losses included in net income	210	0	0	(45)	165
Reclassification adjustment for OTTI losses excluded from net income(1)	(65)	0	0	14	(51)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	316	0	(67)	249
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(355)	76	(279)
Balance, December 31, 2019	1,568	164	(318)	(664)	750
Reclassification due to implementation of ASU 2016-13(4)	(1,568)	(164)	318	664	(750)
Balance, December 31, 2020	$0	$0	$0	$0	$0
(1)Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(2)"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.
(3)"Other liabilities" primarily includes reinsurance payables.
(4)Represents net unrealized gains (losses) for which an OTTI had been previously recognized.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Gains (Losses) on Available-for-Sale Fixed Maturity Securities on which an allowance for credit losses has been recognized and All Other

	Net Unrealized Gains (Losses) on Investments on Available-for-Sale Fixed Maturity Securities on which an allowance for credit losses has been recognized(1)	Net Unrealized Gains (Losses) on All Other Investments(3)	DAC and Other Costs(4)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(5)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2017	$0	$272,809	$1,832	$(28,998)	$(80,913)	$164,730
Net unrealized investment gains (losses) on investments arising during the period	0	(284,672)	0	0	59,778	(224,894)
Reclassification adjustment for (gains) losses included in net income	0	(2,529)	0	0	531	(1,998)
Reclassification adjustment for OTTI losses excluded from net income(2)	0	128	0	0	(27)	101
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	0	(67,575)	0	14,190	(53,385)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	0	97,003	(20,369)	76,634
Cumulative effect of adoption of ASU 2016-01	0	(2,368)	0	0	829	(1,539)
Cumulative effect of adoption of ASU 2018-02	0	0	0	0	30,499	30,499
Balance, December 31, 2018	0	(16,632)	(65,743)	68,005	4,518	(9,852)
Net unrealized investment gains (losses) on investments arising during the period	0	494,861	0	0	(105,395)	389,466
Reclassification adjustment for (gains) losses included in net income	0	(54,682)	0	0	11,646	(43,036)
Reclassification adjustment for OTTI losses excluded from net income(2)	0	65	0	0	(14)	51
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	0	488,806	0	(104,105)	384,701
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	0	(549,821)	117,100	(432,721)
Balance, December 31, 2019	0	423,612	423,063	(481,816)	(76,250)	288,609
Reclassification due to implementation of ASU 2016-13(6)	0	1,568	164	(318)	(664)	750
Net unrealized investment gains (losses) on investments arising during the period	616	416,479	0	0	(87,588)	329,507

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reclassification adjustment for (gains) losses included in net income	0	7,074	0	0	(1,486)	5,588
Reclassification due to allowance for credit losses recorded during the period	(616)	616	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	0	776,821	0	(163,131)	613,690
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	0	(866,097)	181,878	(684,219)
Balance, December 31, 2020	$0	$849,349	$1,200,048	$(1,348,231)	$(147,241)	$553,925
(1)Allowance for credit losses on available-for-sale fixed maturity securities effective January 1, 2020.
(2)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(3)Includes cash flow hedges. See Note 4 for information on cash flow hedges.
(4)"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.
(5)"Other liabilities" primarily includes reinsurance payables.
(6)Represents net unrealized gains (losses) for which an OTTI had been previously recognized.

12. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the AZDOI. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income (loss) for the Company, including its subsidiary PLNJ, amounted to $(828) million, $262 million and $192 million for the years ended December 31, 2020, 2019 and 2018, respectively. Statutory surplus of the Company, including its subsidiary PLNJ, amounted to $1,304 million and $1,665 million at December 31, 2020 and 2019, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the AZDOI. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of 10% of statutory capital and surplus as of the preceding December 31 or its statutory net gain from operations excluding realized investment gains and losses for the twelve-month period ending on the preceding December 31, the dividend is considered to be an "extraordinary dividend" and requires the prior approval of the AZDOI. Based on these limitations, there is no capacity to pay a dividend in 2021. In December 2019, the Company paid a dividend of $250 million to its sole shareholder, Prudential Insurance, of which $146 million was an ordinary dividend and $104 million was recorded as a return of capital. The dividend was approved by the State of Arizona. The Company did not pay dividends to Prudential Insurance in 2020 and 2018.

13. RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
The majority of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock-based awards program was $1 million for each of the years ended December 31, 2020, 2019 and 2018. The expense charged to the Company for the deferred compensation program was $5 million, $6 million and $6 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded, non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $17 million, $20 million and $23 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $18 million, $24 million and $28 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $7 million, $9 million and $10 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market-based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $529 million, $747 million and $739 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity. The Company’s share of corporate expenses was $76 million, $116 million and $69 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Corporate-Owned Life Insurance
The Company has sold five Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $4,757 million at December 31, 2020 and $4,339 million at December 31, 2019. Fees related to these COLI policies were $50 million, $48 million and $45 million for the years ended December 31, 2020, 2019 and 2018, respectively. The Company retains the majority of the mortality risk associated with these COLI policies up to $3.5 million per individual policy.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. ("PGIM"), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $15 million, $14 million and $13 million for the years ended December 31, 2020, 2019 and 2018, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income.
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 4 for additional information.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $111 million and $96 million as of December 31, 2020 and 2019, respectively. "Net investment income" related to these ventures includes a gain of $12 million, a gain of $9 million and a loss of $1 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the Advanced Series Trust. Income received from ASTISI and PGIM Investments related to this agreement was $344 million, $341 million and $333 million for the years ended December 31, 2020, 2019 and 2018, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from PGIM Investments related to this agreement was $11 million, $10 million and $10 million for the years ended December 31, 2020, 2019 and 2018, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.
Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates			Interest Rates			2020	2019
							(in thousands)
U.S. dollar fixed rate notes	2020	-	2027	0.00%	-	14.85%	$111,970	$122,566
Total long-term notes receivable - affiliated(1)							$111,970	$122,566
(1)All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above are classified as available-for-sale securities and other trading assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $1 million at both December 31, 2020 and 2019, and is included in “Other assets.” Revenues related to these loans were $4 million, $4 million and $5 million for the years ended December 31, 2020, 2019 and 2018, respectively, and are included in “Other income.”

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" ("APIC") and "Realized investment gains (losses), net," respectively. The table below shows affiliated asset trades for the years ended December 31, 2020 and 2019:

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)
				(in thousands)
Prudential Insurance	February 2019	Sale	Commercial Mortgages	$4,995	$5,000	$(4)	$0
PALAC	April 2019	Sale	Equity Securities	$14,525	$13,466	$0	$1,059
Term Re	September 2019	Sale	Fixed Maturities	$9,178	$8,135	$0	$1,043
PURC	September 2019	Sale	Fixed Maturities	$8,399	$7,455	$0	$944
PAR U	September 2019	Sale	Fixed Maturities	$31,466	$28,146	$0	$3,320
Prudential Insurance	September 2019	Sale	Fixed Maturities	$10,702	$9,254	$1,144	$0
PURC	December 2019	Sale	Equity Securities	$7,767	$6,002	$0	$1,765
Par Term	December 2019	Sale	Fixed Maturities	$27,330	$24,739	$0	$2,591
PURC	December 2019	Sale	Fixed Maturities	$93,830	$75,586	$0	$18,244
PURC	December 2019	Sale	Fixed Maturities	$78,884	$68,645	$0	$10,239
Prudential Insurance	December 2019	Purchase	Other Invested Assets	$9,000	$9,000	$0	$0
Prudential Insurance	March 2020	Purchase	Other Invested Assets	$1,390	$1,390	$0	$0
Prudential Insurance	April 2020	Purchase	Fixed Maturities	$61,953	$59,659	$(1,812)	$0
Prudential Insurance	April 2020	Purchase	Fixed Maturities	$3,485	$3,320	$(130)	$0
GA BV LLC	July 2020	Transfer Out	Fixed Maturities	$1,914	$1,914	$0	$0
Debt Agreements
The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs. There was no debt outstanding as of December 31, 2020. Short-term debt outstanding was $2.8 million as of December 31, 2019.
The total interest expense to the Company related to loans payable to affiliates was $0.7 million, $2.3 million and $0.7 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Contributed Capital and Dividends
In February of 2021, the Company received a capital contribution in the amount of $100 million from Prudential Insurance. In June, September, and December of 2020, the Company received capital contributions in the amounts of $325 million, $75 million and $175 million, respectively, from Prudential Insurance. In December of 2019, the Company received a capital contribution in the amount of $6 million from Prudential Insurance. In March of 2018, the Company received a capital contribution in the amount of $6 million from Prudential Insurance.
Through December 2020, the Company did not pay any dividends to Prudential Insurance. In December 2019, the Company paid a dividend in the amount of $250 million to Prudential Insurance. Through December 2018, the Company did not pay any dividends.
Reinsurance with Affiliates
As discussed in Note 9, the Company participates in reinsurance transactions with certain affiliates.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

14. COMMITMENTS AND CONTINGENT LIABILITIES
Commitments
The Company has made commitments to fund commercial mortgage loans. As of December 31, 2020 and 2019, the outstanding balances on these commitments were $30 million and $26 million, respectively. These amounts include unfunded commitments that are not unconditionally cancellable. For related credit exposure, there was an allowance for credit losses of $0.0 million as of December 31, 2020, which is a change of $0.0 million for the twelve months ended December 31, 2020. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2020 and 2019, $354 million and $261 million, respectively, of these commitments were outstanding. These amounts include unfunded commitments that are not unconditionally cancellable. There were no related charges for credit losses for the twelve months ended December 31, 2020.
Guarantees
In July 2017, the Company formed a joint venture with CT Corp to provide life insurance solutions in Indonesia. The Company owns a 49% interest in the joint venture and has entered into a shareholders agreement with CT Corp that sets out their respective rights and obligations with respect to the joint venture. Among other things, the shareholders agreement obligates the Company and CT Corp to provide capital to the joint venture, as necessary to comply with applicable law or to maintain a specified minimum amount of capital in the joint venture. This obligation is not limited to a maximum amount. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.
Contingent Liabilities
On an ongoing basis, the Company and its regulators review its operations including, but not limited to, sales and other customer interface procedures and practices, and procedures for meeting obligations to its customers and other parties. These reviews may result in the modification or enhancement of processes or the imposition of other action plans, including concerning management oversight, sales and other customer interface procedures and practices, and the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2020, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $100 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Behfarin v. Pruco Life
In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification. In October 2019, plaintiff filed: (1) the First Amended Complaint adding Prudential Insurance Company of America and Pruco Life Insurance Company of New Jersey as defendants; and (2) a motion seeking preliminary certification of a settlement class, appointment of a class representative and class counsel, and preliminary approval of the proposed class action settlement. In November 2019, the court issued an order granting the motion for preliminary approval of the settlement. In June 2020, the court issued an order: (i) granting plaintiffs’ motion for certification of the settlement class; (ii) approving the proposed nationwide class settlement agreement; (iii) approving the class notice; (iv) awarding attorneys’ fees and costs to plaintiffs and a reduced incentive award to Behfarin; and (v) dismissing the action with prejudice, but maintaining jurisdiction over the settlement.
Doyle C. Stone v. PFI, et al.
In February 2021, a putative class action complaint entitled Doyle C. Stone v. Prudential Financial, Inc., Pruco Life Insurance Company, was filed in the United States District Court for the District of New Jersey. The complaint asserts claims against Prudential Financial, Inc. and Pruco Life Insurance Company for violation of the New Jersey Consumer Fraud Act, breach of contract, breach of fiduciary duty, breach of implied duty of good faith and fair dealing, misrepresentation and unjust enrichment, based on: (i) the Company’s alleged deficient identification, notification and payment practices for retirement plan participants in transferred group retirement, annuity and insurance plans (“Plan Participants”); and (ii) improper transfer of Plan Participant funds to its own accounts. The putative class includes all Plan Participants from January 2015 to the present.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

15. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2020 and 2019 are summarized in the table below:

	Three Months Ended
	March 31	June 30	September 30	December 31
	(in thousands)
2020
Total revenues	$337,490	$206,054	$302,378	$277,342
Total benefits and expenses	266,192	225,426	269,772	293,739
Income (loss) from operations before income taxes and equity in earnings of operating joint venture	71,298	(19,372)	32,606	(16,397)
Net income (loss)	$97,612	$9,532	$150,078	$(60,525)
2019
Total revenues	$222,412	$233,359	$273,205	$220,388
Total benefits and expenses	150,798	219,237	234,568	185,977
Income (loss) from operations before income taxes and equity in earnings of operating joint venture	71,614	14,122	38,637	34,411
Net income (loss)	$87,788	$48,435	$43,373	$37,403

16.    REVISION TO PRIOR YEAR INFORMATION

Revision to 2019 and 2018 Consolidated Financial Statements

The Company identified an error in the presentation of certain cash flow activity related to policyholders' account balances that impacted several line items within previously issued Consolidated Statements of Cash Flows. While these items affect the cash flows from operating and financing activities, they had no impact on the net increase (decrease) in cash and cash equivalents for the previously reported periods. Prior period amounts have been revised in the financial statements to correct this error as shown below.

Management assessed the materiality of the misstatement described above on prior period financial statements in accordance with SEC Staff Accounting Bulletin ("SAB") No. 99, Materiality, codified in ASC 250-10, Accounting Changes and Error Corrections ("ASC 250"), and concluded that these misstatements were not material to any prior annual or interim periods. Accordingly, in accordance with ASC 250 (SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements), the consolidated financial statements for the years ended December 31, 2019 and 2018, which are presented herein, have been revised. The following are selected line items from the consolidated financial statements illustrating the effects of these revisions:

Consolidated Statements of Cash Flows

	Year Ended December 31, 2019
	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Policy charges and fee income	$(126,300)	$73,142	$(53,158)
Cash flows from (used in) operating activities	(253,555)	73,142	(180,413)
CASH FLOWS FROM FINANCING ACTIVITIES:
Other, net	0	(73,142)	(73,142)
Cash flows from (used in) financing activities	491,393	(73,142)	418,251

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2018
	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Policy charges and fee income	$(116,675)	$67,637	$(49,038)
Cash flows from (used in) operating activities	23,147	67,637	90,784
CASH FLOWS FROM FINANCING ACTIVITIES:
Other, net	0	(67,637)	(67,637)
Cash flows from (used in) financing activities	717,599	(67,637)	649,962

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of Pruco Life Insurance Company
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of financial position of Pruco Life Insurance Company and its subsidiary (the "Company") as of December 31, 2020 and 2019, and the related consolidated statements of operations and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2020, including the related notes and financial statement schedule listed in the index appearing under Item 15(a)(2) (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Changes in Accounting Principles
As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for credit losses on certain financial assets reported at amortized cost, certain off-balance sheet exposures, and impairments for fixed maturities, available-for-sale in 2020, and the manner in which it accounts for certain financial assets and liabilities and in which it accounts for certain tax effects originally recognized in accumulated other comprehensive income in 2018.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of Guaranteed Benefit Features Associated with Certain Life Products Included in the Liability for Future Policy Benefits

As described in Notes 2, 5, 7 and 8 to the consolidated financial statements, the Company issues certain life insurance products that include certain contract features, including no-lapse guarantees. The liability for no-lapse guarantee features is grouped with guaranteed minimum death benefit ("GMDB") features in Note 8. For GMDB contract features, additional policyholder liabilities are established when associated assessments are recognized. As of December 31, 2020, the additional liability for these contract features included in the liability for future policy benefits was $9.4 billion. As disclosed by management, this liability is established using current best estimate assumptions, including mortality rates, lapse rates, and premium pattern rates, as well as interest rate and equity market return assumptions, and is based on the ratio of the present value of total expected excess payments (i.e., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date.

The principal considerations for our determination that performing procedures relating to the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits is a critical audit matter are (i) the significant judgment by management to determine the aforementioned assumptions for the additional policyholder liabilities, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the aforementioned assumptions used in the valuation of the additional policyholder liabilities, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits, including controls over the development of the assumptions used in the valuation of the additional policyholder liabilities. These procedures also included, among others, testing management’s process for determining the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits, which included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the appropriateness of management’s models and (ii) evaluating the reasonableness of the aforementioned assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the aforementioned assumptions and testing that the aforementioned assumptions are accurately reflected in the models.

Valuation of the Deferred Acquisition Costs Related to Universal Life and Variable Life Products

As described in Notes 2 and 6 to the consolidated financial statements, the Company defers acquisition costs that relate directly to the successful acquisition of new and renewal insurance business to the extent such costs are deemed recoverable from future profits. As of December 31, 2020, a significant portion of the $2.4 billion of deferred policy acquisition costs ("DAC") are associated with universal life and variable life products. DAC related to universal life and variable life products is generally amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges. These margins are updated periodically based on historical and anticipated future experience. The DAC balance is regularly adjusted with a corresponding charge or credit to current period earnings for the impact of actual gross profits and changes in management’s projections of estimated future gross profits. DAC is subject to periodic recoverability testing.

The principal considerations for our determination that performing procedures relating to the valuation of DAC related to universal life and variable life products is a critical audit matter are (i) the significant judgment by management to determine the assumptions used in the projection of gross profits used to amortize DAC related to mortality rates, lapse rates, and premium pattern rates, as well as interest rate and equity market return assumptions (collectively, the “significant assumptions”), (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the significant assumptions, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the valuation of DAC related to universal life and variable life products, including controls over the development of the significant assumptions. These procedures also included, among others, testing management’s process for determining the valuation of DAC related to universal life and variable life products, which included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the appropriateness of management’s models, and (ii) evaluating the reasonableness of the significant assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the assumptions and testing that the assumptions are accurately reflected in the models.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 19, 2021

We have served as the Company's auditor since 1996.